                           [MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT LOGO]

                                           Miller Anderson & Sherrerd, LLP
                                                        2000 Annual Report

                                                        September 30, 2000

                                                           VALUE PORTFOLIO
                                                 SMALL CAP VALUE PORTFOLIO
                                                  MID CAP GROWTH PORTFOLIO
                                                SMALL CAP GROWTH PORTFOLIO
                                                    FIXED INCOME PORTFOLIO
                                           DOMESTIC FIXED INCOME PORTFOLIO

                                                          [MAS FUNDS LOGO]

MAS Funds is pleased to present the Annual Report for the Portfolios as of September 30, 2000. Please call your client service representative at 800-354-8185 with any questions regarding this report.

TABLE OF CONTENTS

Chairman's Letter................................    1
MAS Overview and Statement of Net Assets
  Value Portfolio................................    3
  Small Cap Value Portfolio......................    9
  Mid Cap Growth Portfolio.......................   16
  Small Cap Growth Portfolio.....................   22
  Core Fixed Income Distinguishing
     Characteristics and General Strategy........   28
     Fixed Income Portfolio......................   29
     Domestic Fixed Income Portfolio.............   45
Statement of Operations..........................   59
Statement of Changes in Net Assets...............   61
Financial Highlights.............................   64
Notes to Financial Statements....................   75
Independent Auditors' Report.....................   86

THIS ANNUAL REPORT CONTAINS CERTAIN INVESTMENT RETURN INFORMATION. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH EITHER MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                                               CHAIRMAN'S LETTER
--------------------------------------------------------------------------------
DEAR FELLOW SHAREHOLDERS,

We are pleased to present the MAS Funds Annual Report for the one-year period ended September 30, 2000. The MAS Funds currently offers 24 portfolios (6 of which are discussed in this report) that provide investors with a diverse array of equity, fixed-income, and asset-allocated products. In this report, you will find portfolio manager commentary, performance statistics, and a complete list of holdings for each of the Funds' portfolios.

Fiscal 2000 represented a broadening of the recent strong performance of the U.S. equity markets. After experiencing gains greater than 20% in fiscal 1995, 1996, 1997, and 1999, the S&P 500 Index returned a more modest 13.3% during the year ended 9/30/2000. However, smaller stocks showed impressive strength during the period. Mid-cap stocks, as represented by the S&P MidCap 400 Index, returned 43.2%, and small-cap stocks, as represented by the Russell 2000 Index, returned 23.4%.

The equity markets also witnessed a dramatic rotation in style leadership. Growth stocks had greatly outperformed value stocks during the first five months of the fiscal year. However, from the beginning of March through the end of September, value asserted itself and outperformed growth, a trend that was broadly apparent across small-, mid-, and large-cap stocks. This reversal was likely the result of inflation fears and concern about the Federal Reserve's goal to slow the U.S. economy. Technology stocks were especially hard hit, as expectations of a slower economy caused many investors to reassess their future growth prospects.

The past year was an eventful one for fixed-income markets as well. Domestic fixed-income markets were flat to negative during the first fiscal quarter, as the potential for continued above-trend economic growth and the risk of further Federal Reserve tightening moves forced U.S. interest rates higher. However, anticipation of an economic slowdown, combined with the announcement of the Treasury bond buy-back program, helped to bolster fixed-income performance in the second fiscal quarter. During the last four months of the fiscal year, signs of a potential "soft landing" for the economy became more apparent, and yield spreads (after peaking in May) narrowed in the corporate and mortgage sectors.

After a strong first fiscal quarter, high yield bonds underperformed investment-grade bonds for the remainder of the fiscal year. Supply-demand dynamics contributed to this weakness: high yield mutual funds experienced large outflows, while high yield issuers continued to bring new supply to the market. Finally, returns for non-U.S. bonds on the whole were negative over the past fiscal year, as most foreign currencies depreciated versus the U.S. dollar.

During this past year, we have introduced enhanced services for Morgan Stanley Dean Witter institutional investors. Our website -- www.msdw.com/im -- provides expanded information for all MSDW institutional mutual funds. We are holding an increasing number of product conference calls, which offer investors a convenient way to hear directly from our portfolio managers. We also opened a new portfolio, Strategic Small Value, which is managed by our Small Cap Value Team against the Russell 2000

--------------------------------------------------------------------------------

Value Index. Please request a prospectus if you are considering investing in this portfolio; it contains more complete information about the portfolio, including risks, charges, and expenses.

In addition, Morgan Stanley Dean Witter recently announced plans to realign its Asset Management division, of which MAS Funds is a part. The division is now organized by function, and operates within six core business units. The goal is to use firm-wide resources wisely and to manage the business with greater efficiency and flexibility. We believe that by doing so, we can better take advantage of the full resources of the firm, responding to the needs of our increasingly diverse client base.

We hope that you will find this report informative, and we very much appreciate your support of MAS Funds. As always, please call your client service contact with any questions regarding this report or any of our portfolios.

Sincerely,

/s/ Thomas L. Bennett

Thomas L. Bennett
Chairman

--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

VALUE PORTFOLIO

The Value Portfolio combines Miller Anderson & Sherrerd's disciplined stock valuation process with the judgment gained through considerable experience in low-P/E investing.

MAS's process is executed in two stages. An initial screen identifies companies with flat or positive earnings growth which have underperformed the broad market averages, and whose valuations fall into the lower segment of MAS's investment universe. In the second stage, fundamental analysis is used to determine the cyclical sustainability of earnings and the competitive dynamics of the company. This approach is fortified by attention to risk management. MAS emphasizes portfolio diversification in terms of both sectors and stocks. Maximum sector and position limitations are imposed, thereby minimizing the risk of any sector or holding.

MAS also utilizes a clearly defined, firmly enforced sell discipline. Many value managers who are able to identify outstanding securities err in holding successful investments past their peaks. Perhaps the greatest strategic advantage of the MAS approach is that the sell discipline mandates the sale of any stock that satisfies one or more of the three sell criteria--price appreciation, earnings deterioration, or negative fundamental change.

The past few years have been difficult for low P/E value investing, and this difficult environment continued in the Portfolio's current fiscal year. The total return of the MAS Funds Value Portfolio was 9.67% for the period ended September 30, 2000, as compared to 13.27% for the S&P 500.

The disappointing performance of low P/E, value stocks in recent years appears to be the result of the following "logic" of market participants. Investors should own companies which appear to offer growth or improving fundamentals irrespective of valuations. Most low P/E companies seem to represent only broken growth businesses or companies with cyclically peak profits. This "logic" implies that these companies simply represent failing businesses or value traps. Therefore, it follows that there is no valuation at which a company with negative earnings estimate revisions or cyclically high profit margins should be purchased. In fact, typically, the lower the current valuation, the larger the fundamental problem must be that looms ahead.

This "logic" also implies that highly valued shares represent just the opposite opportunity, since high growth companies or businesses have the potential for a major cyclical improvement in fundamentals. Thus, there seems to be no "logical" valuation limit at which a compelling growth story or cyclical turnaround should be avoided. In fact, what is implied is that the higher a company's valuation, the larger its opportunity for growth must be. Investors' expectation that highly valued stocks will consistently outperform has been historically incorrect; but recently, it has evolved into a self-fulfilling prophecy. In other words, momentum rules. Low valuations are either irrelevant or a negative. Investors are not just apathetic towards valuations, they tend to be downright hostile towards companies that have low ones. This type of environment has made it difficult for value investors, especially for low P/E investors like the Portfolio, to perform well relative to their benchmarks.

The Portfolio's investment strategy has consistently reflected a commitment to low P/E investing. At fiscal year-end, the Portfolio's largest sector exposures included those with economic sensitivity such as consumer durables, capital goods, basic materials, and transportation companies. Though interest rates continued to creep higher, MAS felt that most of the Portfolio's companies in these sectors would benefit from a still healthy domestic economy and improving global economic activity. The average cyclical company in the Portfolio, be it a shallow or deep cyclical, traded for under ten times earnings, generated significant free cash flow, and probably had meaningful foreign exposure.

Non-cyclical sector overweightings included financial services and health care services. In fact, health care comprised a significant overweight compared to the low P/E universe and the popular value benchmarks. Two industries represented the bulk of the Portfolio's position in health care: hospital management companies and managed care companies. Hospital management companies have been moderate but consistent growers generating healthy free cash flow and trading at deep discounts to the index. Recent actions in Washington to raise reimbursement levels, as well as better pricing flexibility for HMOs, should provide hospitals with the opportunity to increase revenues and profit margins. Managed care companies have suffered from somewhat overstated political and legal concerns, while business conditions have been quite healthy. Recent fundamentals have been characterized by

--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

strong pricing, continued reasonable unit growth, and further industry consolidation.

Notable underweightings in the Portfolio throughout the year have been in the technology, energy, utilities, and consumer services sectors. At fiscal year-end, technology was the largest underweight relative to the benchmark S&P
500. Historically, the MAS Value Portfolio has been predisposed to own low P/E technology companies. Frequently, they can offer some of the best secular revenue growth opportunities in the low P/E universe. However, the recent high valuations for most technology companies generally precluded their inclusion in this low P/E Portfolio.

Portfolio characteristics have been, and at fiscal year-end remained very favorable in the Portfolio relative to the benchmark index. Weakness in the technology sector during the latter half of the fiscal year, perhaps signaling a change in investor psychology, was a strong positive for the Portfolio. If investor sentiment continues to shift and the reasonable valuations within the low P/E universe are recognized, the Portfolio should be well positioned to benefit.

--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------
GROWTH OF A $1 MILLION INVESTMENT OVER 10 YEARS
[LINE GRAPH]

                                             MAS VALUE
                                           INSTITUTIONAL       MAS VALUE INVESTMENT    MAS VALUE ADVISER           S&P 500
                                           -------------       --------------------    -----------------           -------
90                                            1000.00                                                              1000.00
91                                            1455.00                                                              1312.00
92                                            1642.00                                                              1457.00
93                                            1965.00                                                              1646.00
94                                            2111.00                                                              1707.00
95                                            2799.00                                                              2214.00
96                                            3315.00                                                              2664.00
97                                            4682.00                                                              3742.00
98                                            3914.00                                                              4080.00
99                                            4239.00                                                              5215.00
00                                            4649.00                4618.00                4599.00                5907.00


AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/00*

                            MAS VALUE
            ------------------------------------------
         INSTITUTIONAL (=)   INVESTMENT (-)  ADVISER (/)   S&P 500 INDEX
----------------------------------------------------------------------
One Year         9.67%            9.50%        9.31%        13.27%
Five Years      10.68%           10.53%       10.44%        21.68%
Ten Years       16.61%           16.53%       16.48%        19.44%

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

(=) Represents an investment in the Institutional Class.

(-) Represents an investment in the Investment Class which commenced operations
    5/6/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

(/) Represents an investment in the Adviser Class which commenced operations
    7/17/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

    Total returns for the Investment Class of the Portfolio reflect expenses reimbursed by the Adviser for certain periods. Without such reimbursements, total returns would have been lower.

    * Total returns are compared to the S&P 500 Index, an unmanaged market index.

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

VALUE
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (97.4%)

-----------------------------------------------------
                                             VALUE
      SEPTEMBER 30, 2000         SHARES      (000)(+)
-----------------------------------------------------
BANKS (13.0%)
Bank of America Corp.             290,000  $   15,189
Bank One Corp.                    262,800      10,151
Chase Manhattan Corp.             587,809      27,149
First Union Corp.                 172,413       5,550
FleetBoston Financial Corp.       406,858      15,867
PNC Bank Corp.                    349,500      22,718
Washington Mutual, Inc.           835,200      33,251
-----------------------------------------------------
GROUP TOTAL                                   129,875
-----------------------------------------------------
BASIC RESOURCES (4.7%)
Eastman Chemical Co.              216,100       7,982
Engelhard Corp.                   657,800      10,689
IMC Global, Inc.                  518,394       7,517
International Paper Co.            98,500       2,826
Lubrizol Corp.                    510,200      10,045
Solutia, Inc.                     419,200       4,768
Weyerhaeuser Co.                   76,800       3,101
-----------------------------------------------------
GROUP TOTAL                                    46,928
-----------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (1.0%)
Fortune Brands, Inc.              369,000       9,778
-----------------------------------------------------
CONSUMER DURABLES (7.9%)
Black & Decker Corp.              395,700      13,528
Dana Corp.                        339,151       7,292
Ford Motor Company                834,515      21,124
Masco Corp.                       720,000      13,410
Maytag Corp.                      264,000       8,200
Owens Corning                     615,941       1,617
Whirlpool Corp.                   354,800      13,793
-----------------------------------------------------
GROUP TOTAL                                    78,964
-----------------------------------------------------

                                             VALUE
                                 SHARES      (000)(+)
-----------------------------------------------------
-----------------------------------------------------
CREDIT & FINANCE/ INVESTMENT
  COMPANIES (3.7%)
Associates First Capital Corp.    210,200  $    7,988
Citigroup, Inc.                   198,533      10,733
Federal Home Loan Mortgage
  Corp.                            98,000       5,298
Federal National Mortgage
  Association                      77,600       5,548
Household International, Inc.     127,700       7,231
-----------------------------------------------------
GROUP TOTAL                                    36,798
-----------------------------------------------------
ENERGY (2.0%)
Texaco, Inc.                      179,600       9,429
USX-Marathon Group, Inc.          376,700      10,689
-----------------------------------------------------
GROUP TOTAL                                    20,118
-----------------------------------------------------
FOOD, TOBACCO & OTHER (1.1%)
IBP, Inc.                         581,503      10,649
-----------------------------------------------------
HEALTH CARE (15.2%)
Aetna, Inc.                       148,000       8,593
Bausch & Lomb, Inc.               140,800       5,482
Beckman Coulter, Inc.             214,299      16,528
* Foundation Health Systems,
  Inc., Class A                 1,671,384      27,787
* HEALTHSOUTH Corp.             5,846,300      47,501
*@ LifePoint Hospitals, Inc.            1          --
Tenet Healthcare Corp.          1,231,800      44,807
*@ Triad Hospitals, Inc.                1          --
Visteon Corp.                      61,305         927
-----------------------------------------------------
GROUP TOTAL                                   151,625
-----------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (14.9%)
* AMR Corp.                       307,480      10,051
Burlington Northern Santa Fe,
  Inc.                            166,900       3,599
CNF Transportation, Inc.          268,500       5,974
Cooper Industries, Inc.           410,300      14,463

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                             VALUE
                                 SHARES      (000)(+)
-----------------------------------------------------
Cummins Engine Co., Inc.          599,186  $   17,938
Delta Air Lines, Inc.             363,200      16,117
Eaton Corp.                       182,602      11,253
Honeywell International, Inc.     502,100      17,887
* Navistar International Corp.    195,400       5,850
Parker-Hannifin Corp.             668,037      22,546
Tecumseh Products Co., Class A    241,976      10,133
TRW, Inc.                         151,418       6,151
Waste Management, Inc.            373,500       6,513
-----------------------------------------------------
GROUP TOTAL                                   148,475
-----------------------------------------------------
INSURANCE (8.1%)
Ace Ltd.                          511,300      20,069
Allstate Corp.                    364,440      12,664
American General Corp.            210,255      16,400
Everest Reinsurance Group,
  Ltd.                            240,091      11,885
Hartford Financial Services
  Group, Inc.                     215,506      15,718
UnumProvident Corp.               150,500       4,101
-----------------------------------------------------
GROUP TOTAL                                    80,837
-----------------------------------------------------
RESTAURANTS (1.5%)
* Tricon Global Restaurants,
  Inc.                            475,100      14,550
-----------------------------------------------------
RETAIL (6.1%)
* Jones Apparel Group, Inc.       364,500       9,659
Liz Claiborne, Inc.               800,500      30,819
* Toys 'R' Us, Inc.               503,651       8,184
V.F. Corp.                        469,406      11,589
-----------------------------------------------------
GROUP TOTAL                                    60,251
-----------------------------------------------------
TECHNOLOGY (11.9%)
* Arrow Electronics, Inc.         497,800      16,956
Avnet, Inc.                       429,200      12,179
Computer Associations
  International, Inc.             176,300       4,440
First Data Corp.                  472,400      18,453

                                             VALUE
                                 SHARES      (000)(+)
-----------------------------------------------------
* National Semiconductor Corp.    274,100  $   11,033
* Quantum Corp.-DLT & Storage
  Systems                       3,078,200      46,365
Sabre Group Holdings, Inc.        222,081       6,427
Xerox Corp.                       214,400       3,229
-----------------------------------------------------
GROUP TOTAL                                   119,082
-----------------------------------------------------
UTILITIES (6.3%)
AT&T Corp.                        280,200       8,231
Duke Energy Corp.                  53,322       4,572
SBC Communications, Inc.          552,100      27,605
Verizon Communications            464,060      22,478
-----------------------------------------------------
GROUP TOTAL                                    62,886
-----------------------------------------------------
TOTAL COMMON STOCKS (Cost $918,835)           970,816
-----------------------------------------------------
CASH EQUIVALENT (2.0%)
-----------------------------------------------------
                                  FACE
                                 AMOUNT
                                  (000)
                                ---------
REPURCHASE AGREEMENT (2.0%)
Chase Securities, Inc. 6.40%,
  dated 9/29/00, due 10/2/00,
  to be repurchased at
  $20,076, collateralized by
  various U.S. Government
  Obligations, due
  11/2/00-3/29/01, valued at
  $20,266 (Cost $20,065)        $  20,065      20,065
-----------------------------------------------------
TOTAL INVESTMENTS (99.4%) (Cost $938,900)     990,881
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

VALUE
PORTFOLIO

                                             VALUE
(CONT'D)                                    (000)(+)
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.6%)
Dividends Receivable                       $      875
Interest Receivable                                 7
Receivable for Investments Sold                 8,222
Receivable for Fund Shares Sold                 3,355
Investments Held as Collateral for Loaned
  Securities                                  111,224
Other Assets                                      247
Payable for Investments Purchased              (2,596)
Payable for Fund Shares Redeemed               (2,905)
Payable for Investment Advisory Fees           (1,222)
Payable for Administrative Fees                   (65)
Payable for Distribution Fees-Adviser
  Class                                           (62)
Payable for Shareholder Servicing
  Fees-Investment Class                            (1)
Payable for Trustees' Deferred
  Compensation Plan-Note F                       (227)
Collateral on Securities Loaned, at Value    (111,224)
Other Liabilities                                 (84)
                                           ----------
                                                5,544
-----------------------------------------------------
NET ASSETS (100%)                          $  996,425
-----------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 53,721,825 outstanding
  shares of beneficial interest
  (unlimited authorization, no par value)  $  690,859
-----------------------------------------------------
NET ASSET VALUE PER SHARE                  $    12.86
-----------------------------------------------------
INVESTMENT CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 316,518 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)             $    4,069
-----------------------------------------------------
NET ASSET VALUE PER SHARE                  $    12.86
-----------------------------------------------------

                                             VALUE
                                            (000)(+)
-----------------------------------------------------
ADVISER CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 23,490,837 outstanding
  shares of beneficial interest
  (unlimited authorization, no par value)  $  301,497
-----------------------------------------------------
NET ASSET VALUE PER SHARE                  $    12.83
-----------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                            $1,048,476
Undistributed Net Investment Income
  (Loss)                                        3,037
Undistributed Realized Net Gain (Loss)       (107,069)
Unrealized Appreciation (Depreciation) on
  Investment Securities                        51,981
-----------------------------------------------------
NET ASSETS                                 $  996,425
-----------------------------------------------------

(+)  See Note A1 to Financial Statements.
 *   Non-income producing security
 @   Value is less than $500.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

SMALL CAP VALUE PORTFOLIO

The Small Cap Value Portfolio applies Miller Anderson & Sherrerd's value investment philosophy to the small- and medium-sized equity universe, combining fundamental research with a disciplined, quantitative investment process. MAS generally keeps sector weights within five percentage points of those of the Russell 2000 Index, with strategic over- and under-weightings assigned to different sectors based on their relative investment attractiveness. Decisions about portfolio composition and structure are made by a team of MAS equity professionals who specialize in the small- and mid-cap market segments.

MAS's investment process is driven chiefly by bottom-up considerations, although broad macroeconomic trends that influence the outlook for certain industries are taken into account in the decision-making process. As a value-oriented fund, the Portfolio emphasizes stocks with below-average valuations. However, unlike many value strategies, MAS's methodology also includes additional quality and growth factors such as the expected future growth in earnings and dividends, the recent pattern of earnings estimate revisions and subjective judgments regarding the quality of a company's business franchise. As a result, the Portfolio will generally look similar to the Russell 2000 Index in the quality and growth characteristics of its holdings, while the overall valuation of the Portfolio will generally be lower.

Fiscal year 2000 was a volatile period for the equity markets. During the period, small-cap cap stocks, as represented by the Russell 2000 Index, appreciated over 20% and outperformed large cap stocks. However, the majority of the gains were generated during the first half of the period. During the second half, the equity markets were plagued by a slowing U.S. economy and a reduction in technology spending. Over the full fiscal year, growth stocks outperformed value stocks, and the valuation gap between growth and value remained wide at fiscal year-end. However, during calendar 2000, the valuation gap narrowed as value stocks outperformed growth stocks led by strong gains within Financial Services.

During the past twelve months the Portfolio slightly underperformed the Russell 2000 Index. Stock selection was the primary driver of underperformance during the period, while sector allocation added to results. Stock selection was the strongest within financial services, health care, and energy. Everest Re, Investors Financial Services, and Reliastar Financial were strong performers within financial services, while Cell Pathways and Teva Pharmaceutical were top contributors to performance within health care. During the period, the Portfolio had greater-than-index exposure to energy, which enhanced results, and Ensco International, Global Marine, and BJ Services were strong performers within the sector.

Technology was the most significant detractor during the period. The Portfolio's underweight position during a strong rally in June 2000 hurt results, as did overweight positions in Aperian, Inc., Unify Corp., and Genrad Inc. Sandisk Corp. and DMC Stratex Networks were the top performers within Technology for the period. Additionally, stock selection within heavy industry dampened returns, as Wabash National, Central Hudson, and Modis Professional Services posted weak results. Less-than-index exposure to financial services, consumer durables, and retail had a favorable impact on results, while an underweight position in utilities detracted from performance.

The Portfolio's energy position was reduced on strength, and exposure to financial services was increased. At fiscal year-end, the Portfolio maintained an underweight position in technology due to valuation levels and volatility within the sector. MAS expected sustained market volatility due to economic uncertainty and continued to look for value opportunities on an industry-by-industry basis.

--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------
GROWTH OF A $1 MILLION INVESTMENT OVER 10 YEARS

                                                   MAS SMALL CAP VALUE                                        RUSSELL 2000
                                                   -------------------                                        ------------
90                                                       1000.00                                                 1000.00
91                                                       1631.00                                                 1451.00
92                                                       1861.00                                                 1581.00
93                                                       2563.00                                                 2105.00
94                                                       2769.00                                                 2160.00
95                                                       3278.00                                                 2666.00
96                                                       4065.00                                                 3016.00
97                                                       6089.00                                                 4017.00
98                                                       4972.00                                                 3253.00
99                                                       6158.00                                                 3874.00
00                                                       7581.00                     7563.00                     4780.00

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/00*

                             MAS SMALL CAP VALUE
                         ----------------------------
                      INSTITUTIONAL (=)   ADVISER (/)    RUSSELL 2000
---------------------------------------------------------------------
One Year                     23.11%          22.83%         23.39%
Five Years                   18.25%          18.20%         12.38%
Ten Years                    22.45%          22.42%         16.93%

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost. Generally speaking, small-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

(=) Represents an investment in the Institutional Class.

(/) Represents an investment in the Adviser Class which commenced operations
    1/22/99. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

    Total returns are compared to the Russell 2000 Index, an unmanaged market index.

    The Portfolio's holdings in Everest Re (1.8%), Investors Financial Services (0.8%), Reliastar Financial (0.0%), Cell Pathways (0.0%), Teva Pharmaceutical (1.0%), Ensco International (0.4%), Global Marine (0.5%), BJ Services (0.0%), Aperian Inc. (0.1%), Unify Corp (0.1%), Genrad Inc. (0.0%), Sandisk Corp. (0.3%), DMC Stratex Networks (0.0%), Wabash National (0.3%), Central Hudson (0.0%), and Modis Professional Services (0.2%) as of 9/30/00.

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SMALL CAP VALUE
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (90.0%)

-----------------------------------------------------
                                             VALUE
      SEPTEMBER 30, 2000         SHARES     (000)(+)
-----------------------------------------------------
BANKS (5.6%)
@ AmSouth Bancorp                       1  $       --
Bank United Corp., Class A        303,900      15,404
Dime Bancorp, Inc.                114,100       2,460
First Tennessee National Corp.     21,500         440
Golden State Bancorp, Inc.        778,500      18,392
Hudson United Bancorp             336,728       9,302
* Imperial Bancorp, Inc.          467,500       8,941
Mercantile Bankshares Corp.        95,599       3,470
Sovereign Bancorp, Inc.           331,700       3,068
TCF Financial Corp.               326,700      12,292
@ Union Planters Corp.                  3          --
-----------------------------------------------------
GROUP TOTAL                                    73,769
-----------------------------------------------------
BASIC RESOURCES (4.3%)
Agnico-Eagle Mines Ltd.         1,361,100       7,911
Boise Cascade Corp.                93,100       2,473
Equitable Resources, Inc.         141,900       8,993
* Freeport-McMoRan Copper &
  Gold, Inc., Class B             725,800       6,396
* Gaylord Container Corp.,
  Class A                         296,700         501
* Inco Ltd.                       163,400       2,635
* Lone Star Technologies, Inc.    180,400       8,325
Phelps Dodge Corp.                 76,900       3,211
* Stillwater Mining Co.           156,650       4,240
* W.R. Grace & Co.                447,100       3,074
Wellman, Inc.                     379,900       5,485
Westvaco Corp.                    136,900       3,654
-----------------------------------------------------
GROUP TOTAL                                    56,898
-----------------------------------------------------

                                             VALUE
                                 SHARES     (000)(+)
-----------------------------------------------------
-----------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (1.0%)
Beringer Wine Estates
  Holdings, Inc., Class B          98,500  $    5,473
* Constellation Brands, Inc.       50,400       2,737
* Suiza Foods Corp.               104,700       5,307
-----------------------------------------------------
GROUP TOTAL                                    13,517
-----------------------------------------------------
CONSUMER DURABLES (3.8%)
Callaway Golf Co.                 513,100       7,889
D.R. Horton, Inc.                 350,980       6,032
Fastenal Co.                       46,400       2,674
* Furniture Brands
  International, Inc.             275,300       4,577
* JAKKS Pacific, Inc.             117,700       1,107
* Lear Corp.                      351,400       7,226
Lennar Corp.                      126,400       3,752
* NVR, Inc.                        37,900       3,070
* Toll Brothers, Inc.             202,700       6,968
* Tower Automotive, Inc.          702,000       6,581
-----------------------------------------------------
GROUP TOTAL                                    49,876
-----------------------------------------------------
CONSUMER SERVICES (3.8%)
* Bally Total Fitness Holding
  Corp.                           853,100      21,327
Convergys Corp.                    51,000       1,983
* Corinthian Colleges, Inc.        39,900       2,354
FelCor Lodging Trust, Inc.
  REIT                            180,100       4,165
* Hall Kinion & Associates,
  Inc.                             64,200       1,826
* Havas Advertising S.A.          127,544       1,865
* kforce.com, Inc.                352,300       1,233
Reynolds & Reynolds Co.           162,100       3,222
True North Communications,
  Inc.                             70,400       2,517
* Twinlab Corp.                   337,200       1,475
* Valassis Communications,
  Inc.                            112,450       2,502
* Wireless Facilities, Inc.        86,000       4,961
-----------------------------------------------------
GROUP TOTAL                                    49,430
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SMALL CAP VALUE
PORTFOLIO

                                             VALUE
(CONT'D)                         SHARES     (000)(+)
-----------------------------------------------------
CREDIT & FINANCE/
INVESTMENT COMPANIES (6.3%)
* Affliated Managers Group,
  Inc.                             57,300  $    3,263
* AmeriCredit Corp.               120,500       3,472
Dain Rauscher Corp.                49,000       4,557
Eaton Vance Corp.                 148,500       7,573
Edwards (A.G.), Inc.               46,800       2,448
* Investment Technology Group,
  Inc.                             69,300       2,768
Investors Financial Services
  Corp.                           170,300      10,750
Metris Cos., Inc.                 173,100       6,837
Price (T. Rowe) Associates,
  Inc.                            279,600      13,124
Radian Group, Inc.                330,500      22,309
The PMI Group, Inc.                85,800       5,813
-----------------------------------------------------
GROUP TOTAL                                    82,914
-----------------------------------------------------
ENERGY (3.9%)
ENSCO International, Inc.         136,400       5,217
* Global Industries Ltd.          334,800       4,185
* Global Marine, Inc.             203,500       6,283
* Nabors Industries, Inc.          52,300       2,741
* National-Oilwell, Inc.          166,700       5,209
* Ocean Energy, Inc.              302,564       4,671
* Patterson Energy, Inc.          143,200       4,923
* Precision Drilling Corp.        171,600       6,113
* R & B Falcon Corp.              153,200       4,270
* Rowan Cos., Inc.                167,900       4,869
* Smith International, Inc.        32,300       2,635
-----------------------------------------------------
GROUP TOTAL                                    51,116
-----------------------------------------------------
FOOD, TOBACCO & OTHER (2.2%)
Earthgrains Co.                   201,400       3,713
Flowers Industries, Inc.          188,300       3,672
* Fresh Del Monte Produce,
  Inc.                            451,900       2,966
* NBTY, Inc.                    1,921,800      12,552
Universal Corp.                   100,600       2,955
Universal Foods Corp.             178,600       3,639
-----------------------------------------------------
GROUP TOTAL                                    29,497
-----------------------------------------------------

                                             VALUE
                                 SHARES     (000)(+)
-----------------------------------------------------
HEALTH CARE (14.1%)
Alpharma, Inc., Class A           210,300  $   12,854
* Antigenics, Inc./Del             65,000         959
Apria Healthcare Group, Inc.      289,300       4,032
* Bruker Daltonics, Inc.          162,300       7,202
* Celgene Corp.                   100,000       5,950
* Cephalon, Inc.                  155,400       7,537
* COR Therapeutics, Inc.          147,800       9,210
* Digene Corp.                    111,300       4,007
* Endocare, Inc.                  215,600       4,258
* First Health Group Corp.        109,200       3,522
* Foundation Health Systems,
  Inc., Class A                   705,500      11,729
* Gilead Sciences, Inc.            78,300       8,588
Health Management Associates,
  Inc., Class A                   248,100       5,164
ImClone Systems, Inc.              57,000       6,672
* Intermune Pharmaceuticals,
  Inc.                            194,300      10,541
* Invitrogen Corp.                127,300       9,054
Lincare Holdings, Inc.             70,200       2,014
* Medicis Pharmaceutical Corp.     85,400       5,252
* Mettler-Toledo
  International, Inc.              72,200       3,177
Mylan Laboratories, Inc.          224,900       6,058
* Neopharm, Inc.                  101,900       4,025
PerkinElmer, Inc.                  44,800       4,676
Quest Diagnostics, Inc.            52,000       5,967
* St. Jude Medical, Inc.           64,700       3,300
* Sybron International Corp.      285,400       6,850
* Telik, Inc.                     181,900       1,660
Teva Pharmaceutical Industries
  Ltd. ADR                        184,900      13,532
* Transkaryotic Therapies,
  Inc.                             69,300       2,984
* Trigon Healthcare, Inc.          65,100       3,422
* United Therapeutics Corp.        63,000       5,505
* Universal Health Services,
  Inc., Class B                    73,800       6,319
-----------------------------------------------------
GROUP TOTAL                                   186,020
-----------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                             VALUE
                                 SHARES     (000)(+)
-----------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (10.3%)
* Actuant Corp.                   200,100  $      788
* American Superconductor
  Corp.                            58,300       2,866
* Amphenol Corp., Class A          28,600       1,628
* APW Ltd.                        202,000       9,847
* Astec Industries, Inc.          212,200       2,321
CNH Global N.V.                   296,400       2,964
* Cognex Corp.                     58,200       2,295
Dycom Industries, Inc.             39,000       1,623
* EGL, Inc.                       142,100       4,298
Flextronics International Ltd.     20,800       1,708
ITT Industries, Inc.              100,400       3,257
* Litton Industries, Inc.         144,400       6,453
Manitowoc Co., Inc.               151,600       2,918
Martin Marietta Materials,
  Inc.                            122,800       4,701
Midwest Express Holdings, Inc.    187,100       3,765
* Modis Professional Services,
  Inc.                            550,700       2,857
* Navistar International Corp.    158,600       4,748
Newport News Shipbuilding,
  Inc.                            197,900       8,584
Oshkosh Truck Corp.               140,100       5,429
* Power-One, Inc.                  80,800       4,890
Precision Castparts Corp.         157,000       6,025
* Proton Energy Systems, Inc.      11,700         335
Robbins & Myers, Inc.             128,500       3,036
* Sensormatic Electronics
  Corp.                           207,200       3,108
* Shaw Group, Inc.                 92,400       6,514
Skywest, Inc.                     148,900       7,631
* Spherion Corp.                  259,000       3,092
Stewart & Stevenson Services,
  Inc.                             67,300       1,174
* Titan Corp.                     405,200       6,686
* U.S. Air Group, Inc.            228,700       6,961
USFreightways Corp.               150,100       3,405
* Viasystems Group, Inc.          157,100       2,671
Wabash National Corp.             489,300       4,465
Werner Enterprises, Inc.          220,425       2,590
-----------------------------------------------------
GROUP TOTAL                                   135,633
-----------------------------------------------------
INSURANCE (4.8%)
Allmerica Financial Corp.         258,800      16,547
Annuity & Life RE Holdings
  Ltd.                            178,100       4,297

                                             VALUE
                                 SHARES     (000)(+)
-----------------------------------------------------
Everest Reinsurance Holdings,
  Inc.                            488,200  $   24,166
Mony Group, Inc.                  173,900       6,934
Old Republic International
  Corp.                           276,700       6,658
SAFECO Corp.                      181,000       4,932
-----------------------------------------------------
GROUP TOTAL                                    63,534
-----------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (4.8%)
AMB Property Corp.                583,700      14,337
Camden Property Trust             111,300       3,450
CarrAmerica Realty Corp.          136,200       4,120
Chateau Communities, Inc.         121,708       3,263
Cousins Properties, Inc.           95,100       4,095
Duke Realty Investments, Inc.     505,066      12,185
First Industrial Realty Trust     112,100       3,447
Health Care REIT, Inc.            249,869       4,435
Home Properties of N.Y., Inc.     115,822       3,460
Post Properties, Inc.             161,600       7,040
Vornado Realty Trust               89,600       3,327
-----------------------------------------------------
GROUP TOTAL                                    63,159
-----------------------------------------------------
RETAIL (6.4%)
* American Eagle Outfitters       154,300       4,861
Applebee's International, Inc.    115,000       2,645
* Barnes & Noble, Inc.            140,600       2,768
* BJ's Wholesale Club, Inc.       178,200       6,081
* Borders Group, Inc.             342,700       4,776
* Brinker International, Inc.     211,200       6,362
* Children's Place Retail
  Stores, Inc.                    219,300       5,647
Darden Restaurants, Inc.          375,200       7,809
* Dress Barn (The), Inc.           66,800       1,403
* Electronics Boutique
  Holdings Corp.                  180,900       3,889
* Global Sports, Inc.             183,800       1,447
* Michaels Stores, Inc.           191,400       7,656
Pier 1 Imports, Inc.              673,100       9,129
* Reebok International, Ltd.      112,900       2,124
* Sunglass Hut International,
  Inc.                          1,041,500       6,802

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SMALL CAP VALUE
PORTFOLIO

                                             VALUE
(CONT'D)                         SHARES     (000)(+)
-----------------------------------------------------
* Venator Group, Inc.             361,900  $    4,479
* Zale Corp.                      175,000       5,677
-----------------------------------------------------
GROUP TOTAL                                    83,555
-----------------------------------------------------
TECHNOLOGY (14.9%)
* Actel Corp.                      89,000       3,198
* Advanced Radio Telecom Corp.    277,700       2,360
* Advent Software, Inc.            35,800       2,493
* Aeroflex, Inc.                   80,100       3,895
* Andrew Corp.                    203,900       5,340
*++ Aperian, Inc.                 165,898         863
* Avocent Corp.                    86,200       4,752
Belden, Inc.                      139,400       3,293
* Braun Consulting                171,700       3,402
* Broadbase Software, Inc.        132,700       1,800
* Cable Design Technologies
  Corp.                            78,900       1,918
Coherent, Inc.                     27,500       1,870
* Commerce One, Inc.               92,180       7,236
*++ Diversinet Corp.              357,143       1,661
* DuPont Photomasks, Inc.          76,700       4,506
* Efficient Networks, Inc.         59,600       2,224
* Exar Corp.                       48,050       5,814
FileNET Corp.                      52,700         958
* FSI International, Inc.         234,000       3,335
GaSonics International Corp.       75,800         929
* Informatica Corp.                52,400       4,886
* International Rectifier
  Corp.                           107,800       5,451
* Internet Security Systems        37,500       2,817
* Interwoven, Inc.                 69,600       7,869
* M-Systems Flash Disk
  Pioneers Ltd.                    70,600       2,696
* Manugistics Group, Inc.          43,500       4,268
* Micromuse, Inc.                  18,000       3,617
* MIPS Technologies, Inc.          99,500       3,831
* MMC Networks, Inc.               89,300      11,296
* MRV Communications, Inc.         34,700       1,572
* Natural Microsystems Corp.       37,800       2,034
* NETIQ Corp.                      57,100       3,751
Netro Corp.                        33,600       1,991
* Network Associates, Inc.        227,900       5,156

                                             VALUE
                                 SHARES     (000)(+)
-----------------------------------------------------
* Optimal Robotics Corp.          244,100  $    9,825
* Packeteer, Inc.                  47,100       1,787
* PC-Tel , Inc.                   186,800       4,343
Powerwave Technologies, Inc.       85,800       3,258
* Proxim, Inc.                     56,400       2,510
* Quantum Corp.-DLT & Storage
  Systems                         584,100       8,798
* SanDisk Corp.                    56,900       3,798
* Satcon Technology Corp.          83,900       2,999
Silicon Storage Technology,
  Inc.                            271,300       7,376
* Silicon Valley Group, Inc.       66,300       1,745
* Terayon Communication
  Systems, Inc.                   164,800       5,593
*++ Unify Corp.                   662,700       1,305
* Varian Semiconductor
  Equipment Associates, Inc.       82,300       3,081
* Verity, Inc.                     86,200       3,076
* WebTrends Corp.                  70,400       2,631
* WorldGate Communications,
  Inc.                            293,500       6,163
I2 Technologies, Inc.              22,100       4,134
-----------------------------------------------------
GROUP TOTAL                                   195,504
-----------------------------------------------------
UTILITIES (3.8%)
* Adelphia Business Solutions,
  Inc.                            138,600       1,637
* Alamosa PCS Holdings, Inc.      140,900       2,281
* Allete                          120,000       2,655
Eastern Enterprises                68,200       4,352
Kansas City Power & Light Co.     187,600       5,007
* Leap Wireless International,
  Inc.                             43,700       2,734
National Fuel Gas Co.              91,400       5,124
Potomac Electric Power Co.        643,000      16,195

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                             VALUE
                                 SHARES     (000)(+)
-----------------------------------------------------
Sierra Pacific Resources          257,300  $    4,631
Western Resources, Inc.           263,300       5,694
-----------------------------------------------------
GROUP TOTAL                                    50,310
-----------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,066,475)       1,184,732
-----------------------------------------------------
CASH EQUIVALENT (10.9%)
-----------------------------------------------------
                                     FACE
                                   AMOUNT
                                    (000)
                                  -------
REPURCHASE AGREEMENT (10.9%)
Chase Securities, Inc. 6.40%,
  dated 9/29/00, due 10/2/00,
  to be repurchased at
  $143,413, collateralized by
  various U.S. Government
  Obligations, due
  11/2/00-3/29/01 valued at
  $144,771 (Cost $143,337)      $ 143,337     143,337
-----------------------------------------------------
TOTAL INVESTMENTS (100.9%) (Cost
  $1,209,812)                               1,328,069
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.9%)
Cash                                            2,958
Dividends Receivable                              724
Interest Receivable                                51
Receivable for Investments Sold                16,350
Receivable for Fund Shares Sold                 1,243
Other Assets                                       86
Payable for Investments Purchased             (29,473)
Payable for Fund Shares Redeemed                 (443)
Payable for Investment Advisory Fees           (2,424)
Payable for Administrative Fees                   (87)
Payable for Distribution Fees-Adviser
  Class                                           (10)
Payable for Trustees' Deferred
  Compensation Plan-Note F                        (73)
Other Liabilities                                 (92)
                                           ----------
                                              (11,190)
-----------------------------------------------------
NET ASSETS (100%)                          $1,316,879
-----------------------------------------------------

                                             VALUE
                                            (000)(+)
-----------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 59,925,249 outstanding
  shares of beneficial interest
  (unlimited authorization, no par value)  $1,269,171
-----------------------------------------------------
NET ASSET VALUE PER SHARE                  $    21.18
-----------------------------------------------------
ADVISER CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 2,255,576 outstanding
  shares of beneficial interest
  (unlimited authorization, no par value)  $   47,708
-----------------------------------------------------
NET ASSET VALUE PER SHARE                  $    21.15
-----------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                            $1,102,573
Undistributed Net Investment Income
  (Loss)                                        2,844
Undistributed Realized Net Gain (Loss)         93,205
Unrealized Appreciation (Depreciation) on
  Investment Securities                       118,257
-----------------------------------------------------
NET ASSETS                                 $1,316,879
-----------------------------------------------------

(+)   See Note A1 to Financial Statements.
*     Non-income producing security
++    Security is fair valued by the Adviser.
@     Value is less than $500.
ADR   American Depositary Receipt
REIT  Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

MID CAP GROWTH PORTFOLIO

The Mid Cap Growth Portfolio seeks to capitalize on the relative inefficiencies of the small- and mid-cap equity markets. The Portfolio targets companies with sustainable growth that exceeds market expectations by focusing on those whose growth surpasses Wall Street analysts' estimates. MAS looks to capture the return potential of rapidly growing companies while avoiding stocks that are likely to disappoint. To identify such companies, MAS's mid-cap growth strategy employs a disciplined four-part process that incorporates quantitative, fundamental, and valuation analysis, as well as a strict sell discipline.

First, MAS conducts a quantitative screen that sorts the stocks within each economic sector based on earnings-estimate revisions and growth potential. This screening process limits investment choices to a statistically advantaged pool.

MAS then conducts extensive fundamental research on a group of eligible stocks to find candidates for purchase. Only high-quality companies with strong sales growth, rising profit margins, and high returns on capital are included in the Portfolio. Qualitative measures are then examined, including management quality and a company's strategic position within its industry.

MAS supplements fundamental analysis with valuation analysis. In addition to examining measures such as price/earnings, price/sales, and price/cash flow, valuation analysis uses a discounted-cash-flow model. Each stock's valuation is assessed relative to its growth prospects. The goal of this valuation work is to identify and weed out the most overvalued securities.

The sell discipline mandates an ongoing reevaluation of securities and produces a portfolio intended to hold only those securities that are currently most attractive. If a holding falls into one of the bottom two earnings-estimate-revision quintiles of MAS's universe, it will generally be sold. MAS often sells stocks when fundamental research uncovers unfavorable trends. Analysts are often more reluctant to lower estimates than to raise them. Therefore, companies that are having difficulties may first experience small negative estimate revisions; such companies are frequently sold before larger revisions materialize. Finally, holdings are sold or trimmed back when their valuations exceed the level believed to be reasonable given their growth prospects.

During fiscal 2000, the Portfolio delivered a return of 56.60%, versus 43.21% for the S&P MidCap 400 Index. The market rallied strongly throughout the end of calendar 1999 and the beginning of 2000, despite a campaign by the Federal Reserve to raise rates and slow the economy. Investors brushed off the rate hikes until mid-March, when value stocks rotated into favor in response to the Federal Reserve's fifth consecutive rate increase. As evidence of a slowing economy began to mount, equity markets posted lackluster results. In response, the Portfolio focused on stable growth names that tend to be less cyclical, and away from aggressive growth names which tend to underperform against the backdrop of a slowing economy.

Strong stock and sector selection drove the outperformance of the Portfolio. Stock selection was strongest in technology and business services during the fiscal year. As the market rotated away from technology, the Portfolio trimmed its overweight and reduced its exposure to highly valued stocks. Despite talk of a "tech wreck," many technology stocks were strong performers. Fourteen technology stocks in the Portfolio posted triple digit gains during the twelve-month period. Although technology holdings were volatile, communications-related technology stocks such as Applied MicroCircuits, a semiconductor company; SDL Inc., a fiber optic equipment manufacturer; and Ciena were the strongest contributors during the year. Within the technology portion of the Portfolio, one of the biggest industry weightings was in semiconductor stocks. In the spring, semiconductors did not fall as quickly or as far as many of the other technology names, providing a cushion as technology stocks corrected. As the fall approached, the Portfolio aggressively trimmed its semiconductor overweight, and focused technology holdings toward software, networking, and optical stocks.

Within the heavy industry/transportation sector, business services companies such as Network Solutions (the dot.com registration company) and TMP Worldwide Inc. (an executive search firm that also runs the Internet site Monster.com), turned in strong performance returns. These were both sold later in the year. The Portfolio's emphasis on business

--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

services companies added some stability in a turbulent market environment.

Consumer services was the biggest detractor for the year, as many of the media and advertising companies that the Portfolio had favored corrected after their strong run-ups in 1999. MAS was not pleased with the performance of consumer Internet stocks, and nearly all of the Portfolio's holdings in that area were sold.

With the utilities sector, telephone services stocks also underperformed during the year, and the Portfolio's overweight detracted from results. Although fundamentals were fairly strong, these stocks were hurt by fears of a liquidity crunch, which could lead to slower future growth. Although the Portfolio remained overweight in these stocks at fiscal year-end, holdings were trimmed somewhat.

Sector selection contributed to results. The Portfolio was overweighted in technology, the best performing sector overall for the fiscal year. Significant underweights in basic resources and financial services also added to results, as these two sectors performed poorly. During the year, the Portfolio was neutral to slightly underweight in the energy sector, which is not generally a focus for growth managers. The rising price of oil continued to bolster the stock prices of many energy-related companies, and the energy sector was one of the strongest sectors in the index. The Portfolio maintained a slight underweight going into the end of the year, based on MAS's assessment that there was greater downside risk than upside potential in the energy stocks.

At fiscal year-end, MAS observed increasing signs of an economic slowdown, which could be exacerbated by the recent spike in energy prices. In response, the Portfolio became positioned more heavily toward stable growth names and away from companies with capital intensive and economically sensitive businesses. MAS continued to be constructive on technology, however, believing that in the face of profit margin pressure, companies would choose to invest in technology to improve operating efficiency.

--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

GROWTH OF A $1 MILLION INVESTMENT OVER 10 YEARS

[LINE GRAPH]

                                                   MAS MID CAP GROWTH            S&P MIDCAP 400             MAS MID CAP GROWTH
                                                   ------------------            --------------             ------------------
90                                                       1000.00                     1000.00
91                                                       1663.00                     1503.00
92                                                       1710.00                     1690.00
93                                                       2290.00                     2097.00
94                                                       2215.00                     2130.00
95                                                       2892.00                     2679.00
96                                                       3726.00                     3054.00
97                                                       4771.00                     4248.00
98                                                       4866.00                     3980.00
99                                                       7993.00                     4995.00
00                                                      12517.00                     7153.00                    12416.00

AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/00*

                              MAS MID CAP GROWTH
                         ----------------------------    S&P MIDCAP
                        INSTITUTIONAL (=)   ADVISER (/)   400 INDEX
-------------------------------------------------------------------
One Year                     56.60%          56.24%        43.21%
Five Years                   34.04%          33.83%        21.70%
Ten Years                    28.75%          28.65%        21.74%

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

(=) Represents an investment in the Institutional Class.

(/) Represents an investment in the Adviser Class which commenced operations
    1/31/97. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

 * Total returns are compared to the S&P MidCap 400 Index, an unmanaged market index.

The Portfolio's holdings in Applied MicroCircuits (0.0%), SDL Inc. (0.0%), Ciena (1.1%), Network Solutions (0.0%), and TMP Worldwide Inc. (0.0%) as of 9/30/00.

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MID CAP GROWTH
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (98.3%)

-----------------------------------------------------
                                            VALUE
      SEPTEMBER 30, 2000         SHARES    (000)(+)
-----------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (0.6%)
Estee Lauder Cos., Inc., Class
  A                               539,300  $   19,752
-----------------------------------------------------
CONSUMER DURABLES (1.2%)
Harley-Davidson, Inc.             785,700      37,615
-----------------------------------------------------
CONSUMER SERVICES (9.4%)
* Cablevision Systems Corp.,
  Class A                         430,800      28,567
* Electronic Arts, Inc.           791,500      39,080
* Gemstar-TV Guide
  International, Inc.             499,363      43,538
Homestore.com, Inc.               645,700      30,187
* Lamar Advertising Co.           580,700      21,994
* Liberty Digital, Inc., Class
  A                               168,100       3,404
MGM Grand, Inc.                   818,600      31,260
Reader's Digest Association
  (The), Inc., Class A            740,300      26,142
* Univision Communications,
  Inc., Class A                   482,200      18,022
* USA Networks, Inc.            1,010,900      22,177
Young & Rubicam, Inc.             538,400      26,651
-----------------------------------------------------
GROUP TOTAL                                   291,022
-----------------------------------------------------
CREDIT & FINANCE/ INVESTMENT COMPANIES (2.5%)
* Concord EFS, Inc.             1,431,000      50,823
Lehman Brothers Holdings, Inc.    167,900      24,807
-----------------------------------------------------
GROUP TOTAL                                    75,630
-----------------------------------------------------
ENERGY (5.4%)
* BJ Services Co.                 438,800      26,821
Dynergy, Inc., Class A            850,696      48,490
* Global Marine, Inc.           1,005,600      31,048

                                            VALUE
                                 SHARES    (000)(+)
-----------------------------------------------------
-----------------------------------------------------
* Nabors Industries, Inc.         697,800  $   36,565
* Varco International, Inc.     1,152,034      23,977
-----------------------------------------------------
GROUP TOTAL                                   166,901
-----------------------------------------------------
HEALTH CARE (21.3%)
Allergan, Inc.                    461,700      38,985
* Alza Corp.                      585,200      50,620
* Biovail Corp.                   455,000      37,054
* Celgene Corp.                   406,100      24,163
* Forest Laboratories, Inc.       240,200      27,548
* Health Management
  Associates, Inc., Class A     2,564,700      53,378
* Human Genome Sciences, Inc.     245,500      42,502
* Lincare Holdings, Inc.        1,474,800      42,308
* MedImmune, Inc.                 550,300      42,511
* Mettler-Toledo
  International, Inc.             516,500      22,726
* Millennium Pharmaceuticals,
  Inc.                            370,200      54,072
PerkinElmer, Inc.                 513,600      53,607
* QLT, Inc.                       303,800      21,532
* Quest Diagnostics, Inc.          52,900       6,070
* Serono S.A. ADR                 812,500      24,578
* St. Jude Medical, Inc.          561,700      28,647
* Tenet Healthcare Corp.        1,068,900      38,881
* Waters Corp.                    541,400      48,185
-----------------------------------------------------
GROUP TOTAL                                   657,367
-----------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (15.2%)
B.F. Goodrich Co. (The)           974,000      38,169
Bombardier, Inc., Class B       1,916,100      33,063
* Crown Castle International
  Corp.                           826,500      25,673
Dover Corp.                       371,500      17,437
* Dycom Industries, Inc.          662,950      27,595
Embraer-Empresa Aircraft Corp.
  ADR                             479,800      14,874
* Fiserv, Inc.                    514,287      30,793
Gilat Satellite Networks Ltd.     341,500      26,253
* Jabil Circuit, Inc.             804,000      45,627
* MasTec, Inc.                    797,700      24,928
* Plexus Corp.                    423,100      29,829

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MID CAP GROWTH
PORTFOLIO

                                             VALUE
(CONT'D)                         SHARES     (000)(+)
-----------------------------------------------------
Power-One, Inc.                   418,400  $   25,320
Precision Castparts Corp.         795,400      30,523
* Quanta Services, Inc.           870,900      23,950
* SCI Systems, Inc.               654,500      26,834
* Titan Corp.                     935,100      15,429
* ViaSat, Inc.                  1,180,200      26,407
* Viasystems Group, Inc.          456,700       7,764
-----------------------------------------------------
GROUP TOTAL                                   470,468
-----------------------------------------------------
RETAIL (4.7%)
CVS Corp.                         862,500      39,945
RadioShack Corp.                  658,800      42,575
* Starbucks Corp.                 851,000      34,093
Tiffany & Co.                     736,000      28,382
-----------------------------------------------------
GROUP TOTAL                                   144,995
-----------------------------------------------------
TECHNOLOGY (29.6%)
* Andrew Corp.                  1,291,500      33,821
* Art Technology Group, Inc.      403,000      38,184
* Bookham Technology Plc          273,200      11,713
* CIENA Corp.                     264,900      32,533
* Critical Path, Inc.             304,700      18,511
* Digex, Inc.                     138,100       6,473
* Emulex Corp.                    298,400      36,554
* Exodus Communications, Inc.   1,188,600      58,687
* Extreme Networks, Inc.          482,300      55,223
* Finisar Corp.                   641,500      31,033
* Globespan, Inc.                 251,200      30,646
* Inktomi Corp.                   330,300      37,654
* Internet Security Systems,
  Inc.                            427,800      32,139
* Mercury Interactive Corp.       516,200      80,914
* MIPS Technologies, Inc.,
  Class A                         471,700      18,161
* MMC Networks, Inc.              402,100      50,866
* Nuance Communications, Inc.     172,000      20,930
* Peoplesoft, Inc.              1,046,400      29,234
* Polycom, Inc.                   405,300      27,142
* Powerwave Technologies, Inc.  1,083,400      41,135

                                             VALUE
                                 SHARES     (000)(+)
-----------------------------------------------------
* QLogic Corp.                    449,100  $   39,521
* Rational Software Corp.         979,300      67,939
Scientific-Atlanta, Inc.          524,000      33,340
* Software.com, Inc.              168,800      30,627
* Vitesse Semiconductor Corp.     581,300      51,699
-----------------------------------------------------
GROUP TOTAL                                   914,679
-----------------------------------------------------
UTILITIES (8.4%)
* Calpine Corp.                   570,900      59,588
* IDT Corp.                       849,300      33,016
* McLeodUSA, Inc., Class A      1,745,400      24,981
* Microcell
  Telecommunications, Inc.        629,000      18,280
* Southern Energy, Inc.           503,500      15,797
* Time Warner Telecom, Inc.,
  Class A                         375,000      18,117
* Tritel, Inc.                    930,500      13,318
* Voicestream Wireless Corp.      437,453      50,772
* Western Wireless Corp.,
  Class A                         714,600      25,458
-----------------------------------------------------
GROUP TOTAL                                   259,327
-----------------------------------------------------
TOTAL COMMON STOCKS (Cost $2,552,967)       3,037,756
-----------------------------------------------------
CASH EQUIVALENT (4.6%)
-----------------------------------------------------
                                     FACE
                                   AMOUNT
                                    (000)
                                ---------
REPURCHASE AGREEMENT (4.6%)
Chase Securities, Inc. 6.40%,
  dated 9/29/00, due 10/2/00,
  to be repurchased at
  $140,403, collateralized by
  various U.S. Government
  Obligations, due
  11/2/00-3/29/01, valued at
  $141,731 (Cost $140,328)      $ 140,328     140,328
-----------------------------------------------------
TOTAL INVESTMENTS (102.9%) (Cost
  $2,693,295)                               3,178,084
-----------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                             VALUE
                                            (000)(+)
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.9%)
Cash                                       $        1
Dividends Receivable                              317
Interest Receivable                                50
Receivable for Investments Sold                49,084
Receivable for Fund Shares Sold                 9,210
Other Assets                                       80
Payable for Investments Purchased            (131,548)
Payable for Fund Shares Redeemed              (11,440)
Payable for Investment Advisory Fees           (3,655)
Payable for Administrative Fees                  (199)
Payable for Distribution Fees-Adviser
  Class                                          (197)
Payable for Trustees' Deferred
  Compensation Plan-Note F                        (65)
Other Liabilities                                (278)
                                           ----------
                                              (88,640)
-----------------------------------------------------
NET ASSETS (100%)                          $3,089,444
-----------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 60,025,661 outstanding
  shares of beneficial interest
  (unlimited
  authorization, no par value)             $2,109,750
-----------------------------------------------------
NET ASSET VALUE PER SHARE                  $    35.15
-----------------------------------------------------

                                             VALUE
                                            (000)(+)
-----------------------------------------------------
ADVISER CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 28,159,573 outstanding
  shares of beneficial interest
  (unlimited
  authorization, no par value)             $  979,694
-----------------------------------------------------
NET ASSET VALUE PER SHARE                  $    34.79
-----------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                            $2,259,234
Undistributed Realized Net Gain (Loss)        345,421
Unrealized Appreciation (Depreciation) on
  Investment Securities                       484,789
-----------------------------------------------------
NET ASSETS                                 $3,089,444
-----------------------------------------------------

(+)  See Note A1 to Financial Statements.
*    Non-income producing security
ADR  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

SMALL CAP GROWTH PORTFOLIO

The SmallCap Growth Portfolio seeks to capitalize on the relative inefficiencies of the small-cap equity markets. The Portfolio targets companies with sustainable growth that exceeds market expectations by focusing on those whose growth surpasses Wall Street analysts' estimates. MAS looks to capture the return potential of rapidly growing companies while avoiding stocks that are likely to disappoint. To identify such companies, MAS's small-cap growth strategy employs a disciplined four-part process that incorporates quantitative, fundamental, and valuation analysis, as well as a strict sell discipline.

First, MAS conducts a quantitative screen that sorts the stocks within each economic sector based on earnings-estimate revisions and growth potential. This screening process limits investment choices to a statistically advantaged pool.

MAS then conducts extensive fundamental research on a group of eligible stocks to find candidates for purchase. Only high-quality companies with strong sales growth, rising profit margins, and high returns on capital are included in the Portfolio. Qualitative measures are then examined, including management quality and a company's strategic position within its industry.

MAS supplements fundamental analysis with valuation analysis. In addition to examining measures such as price/earnings, price/sales, and price/cash flow, valuation analysis uses a discounted-cash-flow model. Each stock's valuation is assessed relative to its growth prospects. The goal of this valuation work is to identify and weed out the most overvalued securities.

The sell discipline mandates an ongoing reevaluation of securities and produces a portfolio intended to hold only those securities that are currently most attractive. If a holding falls into one of the bottom two earnings-estimate-revision quintiles of MAS's universe, it will generally be sold. MAS often sells stocks when fundamental research uncovers unfavorable trends. Analysts are often more reluctant to lower estimates than to raise them. Therefore, companies that are having difficulties may first experience small negative estimate revisions; such companies are frequently sold before larger revisions materialize. Finally, holdings are sold or trimmed back when their valuations exceed the level believed to be reasonable given their growth prospects.

During fiscal 2000, the portfolio delivered a return of 80.31%, versus 23.39% for the Russell 2000 Index. The market rallied strongly throughout the end of calendar 1999 and the beginning of 2000, despite a campaign by the Federal Reserve to raise rates and slow the economy. Investors brushed off the rate hikes until mid-March, when value stocks rotated into favor in response to the Federal Reserve's fifth consecutive rate increase. As evidence of a slowing economy began to mount, equity markets posted lackluster results. In response, the Portfolio focused on stable growth names that tend to be less cyclical, and away from aggressive growth names which tend to underperform against a backdrop of a slowing economy.

Strong stock selection was the primary contributor to the Portfolio's outperformance. Stock selection was strongest in business services, technology, and telephone services during the fiscal year. Within the heavy industry/transportation sector, business services companies such as Merix Corp., a contract manufacturer, and TMP Worldwide Inc., an executive search firm that also runs the Internet site Monster.com, turned in strong performance. At fiscal year-end, TMP Worldwide Inc. was no longer held in the portfolio as it migrated out of the small capitalization universe. The Portfolio's emphasis on business services companies added some stability in a turbulent market environment.

As the market rotated away from technology, the Portfolio's overweight was trimmed, and exposure to highly valued stocks was reduced. Despite talk of a "tech wreck," many technology stocks were strong performers. Although technology holdings were volatile, communications-related technology stocks such Ortel Corp. and software-related companies such as Embarcadero Technologies and Agile Software Corp. were the strongest contributors during the fiscal year. Within the technology portion of the Portfolio, one of the biggest industry weightings was in semiconductor stocks. In the spring of 2000, semiconductors did not fall as quickly or as far as many of the other technology names, providing a cushion as technology stocks corrected. As we moved into the fall, the Portfolio aggressively trimmed its semiconductor overweight and focused technology holdings toward software, networking, and optical stocks.

--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

Within the utilities sector, telephone services stocks generally underperformed during the fiscal year; however, the holdings in the Portfolio posted strong performance due to strong stock selection. Although fundamentals were fairly strong, these stocks were hurt by fears of a liquidity crunch, which could lead to slower future growth. Although the Portfolio remained overweight in these stocks at fiscal year-end, holdings were trimmed somewhat.

Consumer services was the biggest detractor for the year, as many of the media and advertising companies that the Portfolio had favored corrected after their strong run-ups in 1999. MAS was not pleased with the performance of consumer Internet stocks, and nearly all of the Portfolio's holdings in that area were sold. Exposure to traditional advertising businesses was also reduced.

Sector selection contributed to results. During the fiscal year, the Portfolio was overweighted in technology, one of the best performing sectors. Significant underweights in basic resources and financial services also added to results, as these two sectors performed poorly.

At fiscal year-end, MAS observed increasing signs of an economic slowdown, which could be exacerbated by the recent spike in energy prices. In response, the Portfolio became positioned more heavily toward stable growth names and away from companies with capital intensive and economically sensitive businesses. MAS continued to be constructive on technology however, believing that in the face of profit margin pressure, companies would choose to invest in technology to improve operating efficiency.

--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

GROWTH OF A $1 MILLION INVESTMENT SINCE INCEPTION


                                                                    MAS SMALL CAP GROWTH                   RUSSELL 2000
                                                                    --------------------                   ------------
*                                                                         1000.00                            1000.00
98                                                                         857.00                             799.00
99                                                                        3228.00                             951.00
00                                                                        5820.00                            1173.00

AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/00*

                                MAS SMALL     RUSSELL 2000
                                CAP GROWTH       INDEX
----------------------------------------------------------
One Year                          80.31%         23.39%
Since Inception                  118.61%          7.35%

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost. Generally speaking, small-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Small Cap Growth Portfolio commenced operations on 6/30/98. Total returns are compared to the Russell 2000 Index, an unmanaged market index. The Portfolio's total return reflects, among other things, the use of short-term trading techniques, including close-in-time purchases and sales of initial public offerings, as the Adviser responded to market conditions in existence at that time. There can be no assurance that these market conditions will re-occur, nor can the Adviser guarantee continued access to and use of profitable short-term trading techniques.

  The Portfolio's holdings in Merix Corp. (2.4%), TMP Worldwide Inc. (0.0%), Ortel Corp. (0.0%), Embarcadero Technologies (1.2%), and Agile Software Corp. (2.0%) as of 9/30/00.

--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SMALL CAP GROWTH
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (97.9%)

----------------------------------------------------
                                             VALUE
       SEPTEMBER 30, 2000          SHARES   (000)(+)
----------------------------------------------------
BASIC RESOURCES (0.3%)
Eden Bioscience Corp.               40,600  $  1,340
Nanophase Technologies Corp.        17,700       239
----------------------------------------------------
GROUP TOTAL                                    1,579
----------------------------------------------------
CONSUMER SERVICES (11.2%)
Asia Satellite
  Telecommunications Holdings
  Ltd. ADR                          92,600     2,315
* Crown Media Holdings, Inc.,
  Class A                          136,000     1,930
* Entravision Communications
  Corp.                            127,300     2,212
* Hispanic Broadcasting Corp.      161,300     4,496
* Homestore.com, Inc.              116,800     5,461
Imax Corp.                         163,000     2,761
Internet Pictures Corp.            722,200     3,927
* Liberty Satellite &
  Technology, Inc.                 373,400     3,967
* Regent Communications, Inc.      509,000     2,831
* Sirius Satellite Radio, Inc.      65,800     3,479
* Take-Two Interactive Software,
  Inc.                             287,100     3,607
* Ticketmaster
  Online-CitySearch, Inc., Class
  B                                353,900     5,994
True North Communications, Inc.     99,500     3,557
VerticalNet, Inc.                   72,000     2,529
----------------------------------------------------
GROUP TOTAL                                   49,066
----------------------------------------------------
CREDIT & FINANCE/ INVESTMENT COMPANIES (1.0%)
Investors Financial Services
  Corp.                             67,800     4,280
----------------------------------------------------
ENERGY (4.8%)
Coflexip SA ADR                     74,900     4,662
* Grey Wolf, Inc.                  821,700     4,725
Rowan Cos., Inc.                   121,500     3,523

                                             VALUE
                                   SHARES   (000)(+)
----------------------------------------------------
----------------------------------------------------
* Spinnaker Exploration Co.        140,500  $  4,900
* Varco International, Inc.        148,735     3,096
----------------------------------------------------
GROUP TOTAL                                   20,906
----------------------------------------------------
FOOD, TOBACCO & OTHER (1.2%)
* Hain Celestial Group, Inc.       151,200     5,311
----------------------------------------------------
HEALTH CARE (17.9%)
* AmeriSource Health Corp.,
  Class A                           95,700     4,498
* Barr Laboratories, Inc.           66,800     4,430
* Bruker Daltonics, Inc.            44,500     1,975
* Charles River Laboratories
  International, Inc.              188,600     6,412
* Genencor International, Inc.      58,900     1,745
ImClone Systems, Inc.               68,800     8,054
* LifePoint Hospitals, Inc.        191,800     6,809
* Lincare Holdings, Inc.           182,100     5,224
* Maxim Pharmaceuticals, Inc.       76,400     4,641
* Mettler-Toledo International,
  Inc.                              95,100     4,184
* Oxford Health Plans, Inc.        142,600     4,383
* Province healthcare Co.           85,950     3,433
* Quest Diagnostics, Inc.           57,300     6,575
* Regeneration Technologies,
  Inc.                             175,200     1,445
* Titan Pharmaceuticals, Inc.      151,000     9,815
* United Therapeutics Corp.         54,100     4,727
----------------------------------------------------
GROUP TOTAL                                   78,350
----------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (19.8%)
* American Superconductor Corp.    116,400     5,722
* Artesyn Technologies, Inc.       226,800     6,606
* BE Aerospace, Inc.               340,300     5,487
* CACI International, Inc.,
  Class A                          131,200     2,813
* Dycom Industries, Inc.           109,600     4,562
Gilat Satellite Networks Ltd.       55,200     4,243
* Insituform Technologies, Inc.,
  Class A                          175,200     5,891
* MasTec, Inc.                     178,250     5,570
* Merix Corp.                      164,350    10,652
* Plexus Corp.                      46,300     3,264

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SMALL CAP GROWTH
PORTFOLIO

                                             VALUE
(CONT'D)                           SHARES    (000)(+)
----------------------------------------------------
Precision Castparts Corp.          116,800  $  4,482
* ProsoftTraining.com              378,900     5,399
* SBA Communications Corp.          59,700     2,504
* Titan Corp.                      134,500     2,219
* Valence Technology, Inc.         316,900     5,467
* ViaSat, Inc.                     475,600    10,642
* Viasystems Group, Inc.            65,700     1,117
----------------------------------------------------
GROUP TOTAL                                   86,640
----------------------------------------------------
INSURANCE (0.3%)
Annuity & Life RE Holdings Ltd.     62,600     1,510
----------------------------------------------------
RETAIL (4.8%)
* California Pizza Kitchen, Inc.    24,600       689
* Duane Reade, Inc.                196,900     4,775
* InterTAN, Inc.                   284,300     4,105
* Too, Inc.                        156,400     3,714
* Ultimate Electronics, Inc.       185,000     7,608
----------------------------------------------------
GROUP TOTAL                                   20,891
----------------------------------------------------
TECHNOLOGY (32.9%)
* Adept Technology, Inc.           131,000     6,886
* Aeroflex, Inc.                   117,800     5,728
* Agile Software Corp.              98,100     8,823
* Anaren Microwave, Inc.            51,650     7,005
* Andrew Corp.                     170,200     4,457
* Avocent Corp.                    104,800     5,777
* Bell Microproducts, Inc.         180,150     5,630
* Blue Martini Software, Inc.       32,000     1,084
* Centillium Communications,
  Inc.                              51,000     4,896
* Cobalt Networks, Inc.             76,300     4,416
  Coherent, Inc.                    54,700     3,720
* Embarcadero Technologies, Inc.   103,500     5,317
* Exar Corp.                        50,000     6,050
* Exfo Electro Optical
  Engineering, Inc.                 52,600     2,291
  Extended Systems, Inc.            34,100     1,833
* Globix Corp.                     173,600     4,047
* Informatica Corp.                 28,900     2,695

                                             VALUE
                                   SHARES    (000)(+)
----------------------------------------------------
* Interwoven, Inc.                  43,500  $  4,918
* Macrovision Corp.                 66,500     5,386
* MIPS Technologies, Inc.          193,650     7,456
* Omnivision Technologies, Inc.     70,700     2,558
  Precise Software Solutions Ltd    95,000     4,097
* Proxim, Inc.                      74,600     3,320
* RADVision Ltd.                   179,700     5,065
* Read-Rite Corp.                  594,700     6,690
* SignalSoft Corp                   84,100     3,417
* SonicWall, Inc.                  116,000     3,306
* SpeechWorks International,
  Inc.                              35,900     2,226
* TranSwitch Corp.                  79,450     5,065
* Tut Systems, Inc.                 62,900     5,429
* Western Multiplex                284,600     4,571
----------------------------------------------------
GROUP TOTAL                                  144,159
----------------------------------------------------
UTILITIES (3.7%)
* AirGate PCS, Inc.                107,500     4,824
* Dobson Communications Corp.      213,100     3,130
* Microcell Telecommunications,
  Inc.                             125,900     3,659
* Proton Energy Systems, Inc.       14,200       406
* Ubiquitel, Inc.                  465,200     4,187
----------------------------------------------------
GROUP TOTAL                                   16,206
----------------------------------------------------
TOTAL COMMON STOCKS (Cost $335,482)          428,898
----------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                      FACE
                                    AMOUNT     VALUE
                                     (000)    (000)(+)
----------------------------------------------------
CASH EQUIVALENT (3.2%)
----------------------------------------------------
REPURCHASE AGREEMENT (3.2%)
Chase Securities, Inc. 6.40%,
  dated 9/29/00, due 10/2/00, to
  be repurchased at $13,914,
  collateralized by various U.S.
  Government Obligations, due
  11/2/00-3/29/01 valued at
  $14,046 (Cost $13,907)          $ 13,907  $ 13,907
----------------------------------------------------
TOTAL INVESTMENTS (101.1%) (Cost $349,389)   442,805
----------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.1%)
Cash                                           2,262
Dividends Receivable                              15
Interest Receivable                                5
Receivable for Investments Sold               10,892
Receivable for Fund Shares Sold                2,826
Other Assets                                       6
Payable for Investments Purchased            (17,515)
Payable for Fund Shares Redeemed              (2,174)
Payable for Investment Advisory Fees          (1,125)
Payable for Administrative Fees                  (29)
Other Liabilities                                (70)
                                            --------
                                              (4,907)
----------------------------------------------------
NET ASSETS (100%)                           $437,898
----------------------------------------------------

                                             VALUE
                                             (000)(+)
----------------------------------------------------
INSTITUTIONAL CLASS
----------------------------------------------------
NET ASSETS
Applicable to 8,269,051 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)              $437,898
----------------------------------------------------
NET ASSET VALUE PER SHARE                   $  52.96
----------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                             $328,214
Undistributed Realized Net Gain (Loss)        16,268
Unrealized Appreciation (Depreciation) on
  Investment Securities                       93,416
----------------------------------------------------
NET ASSETS                                  $437,898
----------------------------------------------------

(+)  See Note A1 to Financial Statements.
*    Non-income producing security
ADR  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

CORE FIXED-INCOME DISTINGUISHING CHARACTERISTICS AND GENERAL STRATEGY

- FIXED INCOME PORTFOLIO

- DOMESTIC FIXED INCOME PORTFOLIO

The MAS Funds core fixed-income portfolios invest in a broad array of fixed-income securities--including U.S. Treasury and Agency securities, corporate obligations, mortgage-backed issues, and, where permitted, non-dollar bonds--while maintaining a high overall credit quality. To meet the various needs of different core fixed-income investors, MAS Funds offers four different core fixed-income mutual funds--all of which are actively managed by Miller Anderson & Sherrerd's fixed-income team.

The FIXED INCOME PORTFOLIO is the flagship offering of the MAS Funds core fixed-income portfolios, and is structured to take full advantage of MAS's core fixed-income capabilities; while the DOMESTIC FIXED INCOME PORTFOLIO invests only in dollar-denominated fixed-income securities issued by domestic entities with a credit-quality rating of BBB or better.

MAS's core fixed-income strategies have three major objectives. The first is to provide investors with a positive real return--a total return including income and capital gains that is greater than the rate of inflation. The second is to help diversify equity-oriented strategies in other areas of clients' investment programs. The third is to provide a hedge against a severe economic contraction. To provide this hedge, each portfolio maintains a high average credit quality and an emphasis on non-callable, prepayment-protected securities. This approach positions each portfolio to perform well when other market sectors experience poor returns.

The MAS fixed-income team's research-based, value-driven investment process is built around several key decisions. The first decision relates to the portfolio's sensitivity to changes in corporate yield spreads relative to U.S. Treasury securities. MAS's research shows that a diversified approach toward owning corporate securities enhances overall portfolio returns, as their yield spreads provide significant compensation for their credit risk; our corporate activities within the Fixed Income Portfolio also include the opportunistic use of below-investment grade securities on a limited basis.

The second decision involves the portfolio's sensitivity to changes in mortgage yield spreads relative to U.S. Treasuries. MAS's research shows that a properly managed portfolio of mortgage securities improves overall portfolio returns, as their yield spreads provide ample compensation for their prepayment risk.

The third decision relates to the portfolio's sensitivity to changes in interest rates, which is driven by a careful analysis of implied market inflation forecasts relative to actual inflation trends. MAS's research shows that the market tends to be a poor forecaster, and that contrarian interest-rate risk strategies (e.g., above-benchmark interest-rate risk positions when the market's implied inflation forecasts are too high, and vice-versa) enhance overall portfolio returns.

The fourth decision relates to yield-curve positioning, which involves assessing which maturities offer the best value relative to their risk. For the Fixed Income Portfolio, there is also a fifth decision involving the opportunistic use of non-dollar securities. To make this decision, the MAS fixed-income team evaluates which, if any, non-dollar securities offer better relative value than dollar-denominated alternatives, and makes active decisions regarding the currency risk associated with such securities.

--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

PERFORMANCE DISCUSSION: FIXED INCOME PORTFOLIO

Despite a significant widening of yield spreads between the Treasury and non-Treasury sectors, the return on the Portfolio was 11 basis points ahead of the Salomon Broad Index for the fiscal year.

Relative performance was helped by the Portfolio's above-benchmark interest-rate risk position going into calendar year 2000, which generated favorable returns as long-term U.S. Treasury yields declined following the turn of the year. This position was trimmed over the course of the period, and the Portfolio ended the fiscal year pursuing a neutral interest rate strategy relative to the benchmark. The Portfolio's yield-curve strategy emphasized the 10-year sector for most of this period, which also added value; the Portfolio continued to overweight the 10-year sector as of the end of the fiscal year, while underweighting shorter-maturities and market-weighting longer-maturities.

The Portfolio's above-benchmark sensitivity to corporate, mortgage, and agency debt yield spreads detracted from relative performance, as these non-Treasury sectors significantly underperformed Treasury securities. The non-Treasury sectors lagged due to strong demand for Treasury securities amidst market fears of reduced supply of such bonds, and was not a function of deterioration in the timing and quality of the cash flows of the bonds held in the Portfolio.

The unfavorable impact of widening yield spreads was partially offset by favorable security selection decisions, including those in the below-investment grade and yankee bond areas. The Portfolio continued to have an above-benchmark sensitivity to the non-Treasury sectors at the end of the fiscal year to take advantage of their extremely wide yield spreads, or risk premiums, at a time when their fundamental risks remained relatively low. Despite the lack of Treasury securities in the Portfolio, overall credit quality remained extremely high. The allocation to non-dollar bonds was zero for the entire period, as it remained difficult to identify superior opportunities among high-quality non-dollar securities relative to dollar-denominated alternatives.

The Portfolio's long-term record reflects successful judgements about all of the key decisions that are part of the MAS fixed-income team's research-based, value-driven investment process. At fiscal year-end, the Portfolio was well positioned to take advantage of the extraordinarily attractive opportunities in the non-Treasury sectors while continuing to pursue a high-quality, call-protected, diversified investment strategy.

--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------
GROWTH OF $1 MILLION INVESTMENT OVER 10 YEARS
[LINE GRAPH]

                                          MAS FIXED INCOME       MAS FIXED INCOME       MAS FIXED INCOME
                                           INSTITUTIONAL            INVESTMENT              ADVISER             SALOMON BROAD
                                          ----------------       ----------------       ----------------        -------------
90                                            1000.00                                                              1000.00
91                                            1211.00                                                              1160.00
92                                            1385.00                                                              1307.00
93                                            1582.00                                                              1440.00
94                                            1512.00                                                              1394.00
95                                            1727.00                                                              1590.00
96                                            1859.00                                                              1669.00
97                                            2072.00                                                              1831.00
98                                            2235.00                                                              2041.00
99                                            2243.00                                                              2036.00
00                                            2400.00                2386.00                2377.00                2176.00

AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/00*

                        MAS FIXED INCOME
           ------------------------------------------        SALOMON BROAD
           INSTITUTIONAL (=)   INVESTMENT (-)   ADVISER (/)      INDEX
--------------------------------------------------------------------------
One Year        7.02%           6.84%              6.79%         6.91%
Five Years      6.81%           6.68%              6.60%         6.47%
Ten Years       9.15%           9.09%              9.04%         8.09%

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

(=) Represents an investment in the Institutional Class.

(-) Represents an investment in the Investment Class which commenced operations
   10/15/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

(/) Represents an investment in the Adviser Class which commenced operations
    11/7/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

    Total returns for the Investment and Adviser Classes of the Portfolio reflect expenses reimbursed by the Adviser for certain periods. Without such reimbursements, total returns would have been lower.

    * Total returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index.

--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (117.6%)

-------------------------------------------------------
                       (++)RATINGS    FACE
                       (STANDARD     AMOUNT       VALUE
SEPTEMBER 30, 2000     & POOR'S)      (000)      (000)(+)
-------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (55.7%)
Federal Home Loan
  Mortgage Corporation,
  Conventional Pools:
   10.00%,
     2/1/10-11/1/20         Agy    $ 11,736  $   12,550
   10.50%,
     8/1/09-4/1/26          Agy       1,609       1,740
   11.00%,
     5/1/11-9/1/20          Agy       2,384       2,591
   11.25%,
     10/1/11-12/1/15        Agy         808         877
   11.50%,
     1/1/11-12/1/15         Agy         103         114
   11.75%, 4/1/19           Agy          38          42
   12.00%,
     10/1/09-2/1/15         Agy         148         164
   12.50%, 8/1/13           Agy          17          19
   13.00%, 6/1/19           Agy          28          31
   14.00%, 8/1/14           Agy           9           9
   14.75%, 3/1/10           Agy          14          15
  Gold Pools:
   9.00%, 7/1/17            Agy       5,462       5,727
   9.50%,
     1/1/21-12/1/22         Agy       5,618       5,968
   10.00%,
     6/1/17-3/1/21          Agy       4,026       4,331
   10.50%,
     8/1/19-4/1/21          Agy         879         959
  October TBA
   6.00%, 10/1/29           Agy     139,650     130,521
   7.50%, 10/1/30           Agy      98,050      97,932
   8.00%, 10/1/30           Agy      60,250      61,103
   8.50%, 10/1/30           Agy      88,750      91,005
  November TBA
   7.00%, 11/1/30           Agy      12,500      12,244
Federal National
  Mortgage Association,
  Conventional Pools:
   6.00%, 4/1/29            Agy     116,376     108,718
   9.00%,
     12/1/08-1/1/22         Agy      14,907      15,569
   9.50%,
     11/1/13-12/1/26        Agy      11,720      12,426
   10.00%,
     9/1/10-10/1/25         Agy       4,402       4,729
   10.50%,
     6/1/10-7/1/25          Agy       5,114       5,576
   10.75%, 2/1/11           Agy          32          35

                       (++)RATINGS    FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)      (000)(+)
-------------------------------------------------------
   11.00%,
     7/1/20-11/1/20         Agy    $  1,908  $    2,105
   11.50%,
     1/1/13-2/1/20          Agy       2,210       2,473
   11.50%, 7/15/12          Agy          70          78
   12.50%, 5/1/12           Agy         385         440
  October TBA
   6.00%, 10/1/29           Agy     406,900     380,024
   6.50%, 10/1/29           Agy     125,000     119,948
   7.00%, 10/1/30           Agy      41,800      40,934
   7.50%, 10/1/30           Agy     136,250     135,916
   8.00%, 10/1/30           Agy      43,350      43,905
   8.50%, 10/1/30           Agy      89,200      91,267
  November TBA
   6.50%, 11/1/29           Agy     230,000     220,637
Government National
  Mortgage Association:
  Adjustable Rate Mortgages:
   6.125%,
     1/20/25-12/20/27       Tsy      65,413      65,750
   6.375%, 2/20/25          Tsy      18,815      18,943
   6.50%, 1/20/28           Tsy       4,603       4,621
   6.875%, 4/20/25-
     6/20/25                Tsy      14,470      14,548
   7.00%, 2/20/25-
     11/20/25               Tsy      39,111      39,333
   7.125%, 7/20/25          Tsy       8,373       8,444
   11.00%,
    11/20/15-11/20/19       Tsy          74          80
   11.50%, 4/20/19          Tsy         124         134
  Various Pools:
   9.00%,
    12/15/21-11/15/24       Tsy      21,345      22,436
   9.50%, 10/15/18          Tsy      14,228      15,149
   10.00%,
    11/15/09-10/15/28       Tsy     111,977     120,589
   10.50%,
     8/15/10-2/15/25        Tsy       9,665      10,556
   11.00%,
     12/15/09-4/15/28       Tsy      24,268      26,841
   11.50%,
     4/15/13-11/15/15       Tsy         421         470
   12.00%,
    12/15/12-11/15/19       Tsy      11,293      12,793
  October TBA
   7.00%, 10/15/29          Tsy     427,800     421,246
-------------------------------------------------------
GROUP TOTAL                                   2,394,655
-------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO

                       (++)RATINGS    FACE
                       (STANDARD     AMOUNT       VALUE
(CONT'D)               & POOR'S)      (000)      (000)(+)
-------------------------------------------------------
ASSET BACKED CORPORATES (13.4%)
Arcadia Automobile
  Receivables Trust,
  Series:
  97-C A4
   6.375%, 1/15/03          AAA    $  9,718  $    9,697
  97-D A3
   6.20%, 5/15/03           AAA       4,634       4,619
  98-A A3
   5.90%, 11/15/02          AAA       5,391       5,379
Associates Automobile
  Receivables Trust,
  Series 00-1
   7.15%, 6/15/03           AAA      22,030      22,083
Banc One Home Equity
  Trust,
  Series 99-1 A1
   6.06%, 1/25/12           AAA       7,232       7,150
BankBoston Home
  Equity Loan Trust,
  Series 98-2 A1
   6.28%, 11/25/10          AAA       3,944       3,918
BMW Vehicle Owner
  Trust,
  Series 99-A A2
   6.16%, 12/25/01          AAA      10,136      10,116
Centex Home Equity,
  Series 99-2 A1
   5.91%, 4/25/19           AAA      13,166      13,049
Chevy Chase Auto
  Receivables Trust,
  Series 97-4 A
   6.25%, 6/15/04           AAA       1,687       1,680
CIT RV Trust,
  Series 99-A A1
   5.33%, 12/15/05          AAA       8,824       8,797
(!)++ Commercial
  Financial Services,
  Inc.,
  Series 97-5 A1
   7.72%, 6/15/05           N/R       8,099       1,620

                       (++)RATINGS    FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)      (000)(+)
-------------------------------------------------------
Conseco Finance,
  Series 00-B AF1
   6.94%, 11/15/14          AAA    $ 18,572  $   18,575
Contimortgage Home
  Equity Loan Trust,
  Series 99-1 A1
   6.01%, 12/25/13          AAA       5,219       5,183
Daimler Benz Auto
  Grantor Trust,
  Series 97-A A
   6.05%, 3/31/05           AAA       2,019       2,011
Daimler Chrysler Auto
  Trust,
  Series 00-C A2
   6.81%, 7/6/03            AAA      55,275      55,314
Delta Funding Home
  Equity Loan Trust,
  Series 98-4 A1F
   6.16%, 2/15/16           AAA       2,066       2,057
EQCC Home Equity Loan
  Trust,
  Series:
  99-2 A1F
   6.05%, 1/25/10           AAA       9,008       8,929
  99-3 A1F
   6.55%, 4/25/10           AAA      19,652      19,506
Federal Home Loan
  Mortgage Corp.,
  Pass Through Notes,
  Series T-15 A1
   5.83%, 12/25/13          Agy       4,580       4,545
(!) First Mortgage
  Acceptance Corp.,
  Loan Receivables
  Trust,
  Series 96-B A1
   7.629%, 11/1/18          A         7,348       5,511
First Security Auto
  Grantor Trust,
  Series 97-B A
   6.10%, 4/15/03           AAA       3,474       3,459

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       (++)RATINGS       FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)      (000)(+)
-------------------------------------------------------
First Security Auto
  Owner Trust,
  Series 00-1 A2
   7.20%, 5/15/03           AAA    $ 30,975  $   31,064
## First USA Credit
  Card Master Trust,
  Series 97-10 A
   6.71%, 9/17/03           AAA      24,085      24,089
Ford Credit Auto
  Owner Trust,
  Series:
  99-C A3
   5.77%, 11/15/01          AAA      18,616      18,574
  99-D A3
   6.20%, 4/15/02           AAA      32,777      32,705
  00-E A3
   6.74%, 12/15/02          AAA      35,000      35,002
(!)++ Global Rated
  Eligible Asset
  Trust,
  Series 98-A A1
   7.45%, 3/15/06           N/R       7,202       1,728
Green Tree Financial
  Corp.,
  Series 99-4 A2
   5.97%, 5/1/31            AAA      12,638      12,599
Green Tree Home
  Equity Loan Trust,
  Series:
  99-A A1
   5.59%, 2/15/13           AAA       2,040       2,038
  99-C A1
   5.99%, 7/15/30           AAA       9,666       9,645
Green Tree Lease
  Finance,
  Series 97-1 A3
   6.17%, 9/20/05           AAA         462         461
Greenpoint
  Manufactured
  Housing,
  Series 99-1 A1
   5.78%, 12/15/09          AAA      10,276      10,176

                       (++)RATINGS       FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)      (000)(+)
-------------------------------------------------------
Honda Auto Lease
  Trust,
  Series 99-A A2
   5.875%, 10/15/01         AAA    $  3,548  $    3,546
Honda Auto
  Receivables Grantor
  Trust,
  Series 97-B A
   5.95%, 5/15/03           AAA       2,894       2,881
IndyMac Home Equity
  Loan,
  Series 98-A AF1
   5.724%, 9/25/20          AAA       2,572       2,571
(!) Long Beach
  Acceptance Auto
  Grantor Trust,
  Series 97-2 A
   6.69%, 9/25/04           AAA       2,334       2,314
MBNA Master Credit
  Card Trust,
  Series 00-E
   7.80%, 10/15/12          AAA      17,085      18,048
MMCA Automobile
  Trust,
  Series:
  99-1 A3
   5.50%, 7/15/05           AAA       4,421       4,389
  99-2 A1
   6.30%, 6/15/02           AAA      15,433      15,408
(!) National Car
  Rental Financing
  Ltd.,
  Series 96-1 A4
   7.35%, 10/20/03          N/R      11,365      11,363
(!) New Holland
  Equipment
  Receivables Trust,
  Series 99-A A2
   6.39%, 10/15/02          AAA      17,385      17,357

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO

                       (++)RATINGS    FACE
                       (STANDARD     AMOUNT       VALUE
(CONT'D)               & POOR'S)      (000)      (000)(+)
-------------------------------------------------------
Nissan Auto
  Receivables Owner
  Trust,
  Series:
  99-A A2
   6.12%, 9/15/03           AAA    $ 17,423  $   17,389
  00-B A2
   7.15%, 12/15/02          AAA      25,995      26,065
+## Oakwood Mortgage
  Investors, Inc.,
  Series 99-B A1
   6.739%, 5/15/09          Aaa      18,160      18,143
Peco Energy
  Transition Trust
  Series 00-A A3
   7.625%, 3/1/10           AAA      26,874      27,655
Premier Auto Trust,
  Series:
  98-5 A3
   5.07%, 7/8/02            AAA       4,119       4,093
  99-3 A2
   5.82%, 2/8/02            AAA       1,282       1,279
(!) Team Fleet
  Financing Corp.,
  Series:
  96-1 A
   6.65%, 12/15/02          A-        6,435       6,402
  97-1 A
   7.35%, 5/15/03           A-        6,340       6,360
-------------------------------------------------------
GROUP TOTAL                                     576,542
-------------------------------------------------------
ASSET BACKED MORTGAGES (0.1%)
Cityscape Home Equity
  Loan Trust,
  Series:
  96-3 A IO
   1.00%, 10/25/26          N/R      53,036         721
  (!) 96-3 A YMA
   10/25/26                 N/R      53,985          75

                       (++)RATINGS    FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)      (000)(+)
-------------------------------------------------------
Contimortgage Home
  Equity Loan Trust,
  Series:
  96-4 A11 IO
   1.10%, 1/15/28           AAA    $ 38,130  $      524
  (!) 96-4 A11 YMA
   1/15/28                  AAA      38,813          40
  96-4 A12 IO
   1.05%, 1/15/28           AAA       6,737          73
  (!) 96-4 A12 YMA
   1/15/28                  AAA       6,858           5
  97-1 A10 IO
   1.10%, 3/15/28           AAA      46,191         707
  97-1 A10 YMA
   3/15/28                  N/R      46,190          65
-------------------------------------------------------
GROUP TOTAL                                       2,210
-------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS- AGENCY COLLATERAL
  SERIES (2.0%)
Federal Home Loan
  Mortgage Corporation,
  Series:
  1415-S Inv Fl IO
   14.125%, 11/15/07        Agy       1,241         365
  1476-S Inv Fl IO
   REMIC PAC
   3.893%, 2/15/08          Agy      13,625       1,166
  1485-S Inv Fl IO
    REMIC
   2.975%, 3/15/08          Agy      10,689         616
  1600-SA Inv Fl IO
    REMIC
   1.375%, 10/15/08         Agy      25,031         834
  1950-SC Inv Fl IO
   1.375%, 10/15/22         Agy      14,061         612
  E2 F
   5.988%, 2/15/24          Agy          36          36

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                      (++)RATINGS     FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)     (000)(+)
-------------------------------------------------------
Federal National Mortgage
  Association,
  Series:
  90-118 S Inv Fl
    REMIC
   22.444%, 9/25/20         Agy    $    487  $      695
  92-186 S Inv Fl IO
   2.794%, 10/25/07         Agy      22,658       1,459
  96-14 PC PO
   12/25/23                 Agy         798         515
  96-68 SC Inv Fl IO REMIC
   1.444%, 1/25/24          Agy      10,865         730
  97-30 SI Inv Fl IO
   1.344%, 7/25/22          Agy       3,015         131
  97-57 PV IO
   8.00%, 9/18/27           Agy      21,659       7,171
## 97-70 FA REMIC, PAC (11)
   7.075%, 7/18/20          Agy       3,388       3,392
## 98-22 FA REMIC
   7.023%, 4/18/28          Agy      15,128      15,111
  99-42 SA Inv Fl IO
   1.58%, 10/25/28          Agy     151,954       6,200
  186 IO
   8.00%, 8/1/27            Agy       8,028       2,268
  191 IO
   8.00%, 1/1/28            Agy      12,084       3,370
  270 2 IO
   8.50%, 9/1/23            Agy      36,065       9,777
  274 2 IO
   8.50%, 10/1/25           Agy       4,441       1,185
  281 2 IO
   9.00%, 11/1/26           Agy       6,172       1,676
  291 2 IO
   8.00%, 11/1/27           Agy      31,949       8,831
  296 2 IO
   8.00%, 4/1/24            Agy      31,641       8,775
  G92-53 S Inv Fl IO REMIC
   23.344%, 9/25/22         Agy         857         531

                      (++)RATINGS     FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)     (000)(+)
-------------------------------------------------------
Government National Mortgage
  Association,
  Series:
  96-12 S Inv Fl IO
    REMIC
   1.875%, 6/16/26          Tsy    $    769  $       38
  96-13 S Inv Fl IO
    REMIC
   2.525%, 7/16/11          Tsy         352          21
  96-17 S Inv Fl IO
    REMIC
   2.925%, 8/16/26          Tsy       1,211          63
  99-32 SB Inv Fl IO
    REMIC
   1.378%, 7/16/27          Tsy      73,911       2,993
  99-34 SC Inv Fl IO
   3.22%, 9/16/19           Tsy      59,151       3,336
  99-38 SM Inv Fl IO
   1.778%, 5/16/26          Tsy      66,141       3,261
+ Kidder Peabody
  Mortgage Assets
  Trust,
  Series 87 B IO CMO
   9.50%, 4/22/18           Aaa          32           7
-------------------------------------------------------
GROUP TOTAL                                      85,165
-------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  NON-AGENCY COLLATERAL SERIES (0.4%)
American Housing
  Trust,
  Series V 1G
   9.125%, 4/25/21          AAA       2,849       2,911

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO

                      (++)RATINGS     FACE
                       (STANDARD     AMOUNT     VALUE
(CONT'D)               & POOR'S)      (000)    (000)(+)
-------------------------------------------------------
(S)## Kidder Peabody
  Funding Corp.,
  Series 92-4 B2
   8.285%, 5/28/22
   (acquired 8/5/92-
   3/17/99, cost
   $2,833)                  N/R    $  2,834  $    2,834
## Morserv, Inc.,
  Series 96-2 1A1
   7.472%, 11/25/26         AAA       9,095       9,107
-------------------------------------------------------
GROUP TOTAL                                      14,852
-------------------------------------------------------
COMMERCIAL MORTGAGES (1.8%)
Asset Securitization Corp.,
  Series:
  96-MD6 A1C
   7.04%, 11/13/26          AAA       8,005       7,876
+## 97-D5 PS1 IO
   1.614%, 2/14/41          Aaa      90,210       7,096
(!) Beverly Finance
  Corp.,
  Series 94-1
   8.36%, 7/15/04           AA-         125         129
(!) Carousel Center
  Finance, Inc.,
  Series:
  1 A1
   6.828%, 11/15/07         AA        6,090       6,044
  1 C
   7.527%, 11/15/07         BBB+      3,507       3,492
(!) Creekwood Capital
  Corp.,
  Series 95-1A
   8.47%, 3/16/15           AA        5,098       5,387
(!) Crystal Run
  Properties, Inc.,
  Series A
   7.393%, 8/15/11          AA       12,305      12,280

                      (++)RATINGS       FACE
                       (STANDARD     AMOUNT     VALUE
                       & POOR'S)      (000)    (000)(+)
-------------------------------------------------------
(!)## DLJ Mortgage
  Acceptance Corp.,
  Series 97-CF1 S IO
   1.086%, 3/15/17          AAA    $ 71,134  $    2,791
+## GMAC Commercial
  Mortgage
  Securities, Inc.,
  Series:
  96-C1 X2 IO
   2.027%, 3/15/21          Aaa      29,159       1,673
  97-C2 X IO
   1.264%, 4/15/27          Aaa     150,095       7,275
+## GS Mortgage
  Securities Corp.
  II,
  Series 97-GL X2 IO
   1.066%, 7/13/30          Aaa      32,788       1,230
Nomura Asset
  Securities Corp.,
  Series:
  94-MD1 A1B
   8.026%, 3/15/18          N/R          70          70
## 94-MD1 A2
   8.24%, 3/15/18           N/R          65          65
## 94-MD1 A3
   8.026%, 3/15/18          N/R       4,239       4,262
(!) Park Avenue Finance Corp.,
  Series 97-C1 A1
   7.58%, 5/12/07           N/R      10,671      10,803
(!) Prime Property Fund,
  Series 1 A
   6.633%, 7/23/03          AA        4,661       4,601

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                      (++)RATINGS      FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)    (000)(+)
-------------------------------------------------------
## Structured Asset
  Securities Corp.,
  Series:
  96-CFL X1 IO
   1.463%, 2/25/28          N/R    $ 24,154  $    1,345
  96-CFL X1A IO
   0.830%, 2/25/28          N/R      12,933          56
  96-CFL X2 IO
   0.337%, 2/25/28          N/R       5,823          95
-------------------------------------------------------
GROUP TOTAL                                      76,570
-------------------------------------------------------
ENERGY (0.8%)
CMS Energy Corp.
   7.50%, 1/15/09           BB        9,705       8,683
Conoco, Inc.
   6.95%, 4/15/29           A-       25,815      23,869
(a)Mobile Energy
  Services LLC
   8.665%, 1/1/17           D         8,204       1,641
-------------------------------------------------------
GROUP TOTAL                                      34,193
-------------------------------------------------------
FEDERAL AGENCY (13.0%)
Federal Home Loan
  Mortgage
  Corporation
   6.625%, 9/15/09          Agy     152,485     150,674
Federal National
  Mortgage
  Association
  (#)6.25%, 5/15/29         Agy     134,875     124,380
   7.125%, 6/15/10          Agy     192,605     197,330
   7.125%, 1/15/30          Agy      57,895      59,704
   7.25%, 5/15/30           Agy      25,825      27,092
-------------------------------------------------------
GROUP TOTAL                                     559,180
-------------------------------------------------------
FINANCE (11.3%)
(!) Anthem Insurance Cos., Inc.
   9.125%, 4/1/10           BBB+     10,195       9,538
  Series A
   9.00%, 4/1/27            BBB+     10,420       8,480

                      (++)RATINGS       FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)    (000)(+)
-------------------------------------------------------
Bank One Corp.
   7.625%, 10/15/26         A-     $  7,140  $    6,863
   8.00%, 4/29/27           A-        9,870       9,891
BankAmerica Capital
  Corp.
   5.875%, 2/15/09          A+        8,135       7,403
(!) BT Institutional
  Capital Trust,
  Series A
   8.09%, 12/1/26           A        14,950      13,642
Chase Manhattan Corp.
   6.00%, 2/15/09           A         8,860       8,131
   7.00%, 11/15/09          A         4,620       4,519
Citicorp, Inc.
  Series F
   6.375%, 11/15/08         A+       10,565       9,973
Citigroup, Inc.
   6.625%, 1/15/28          AA-       9,005       7,990
EOP Operating LP
   6.763%, 6/15/07          BBB       3,825       3,611
   6.80%, 1/15/09           BBB       4,185       3,887
   7.25%, 6/15/28           BBB       2,275       1,939
   7.50%, 4/19/29           BBB+     11,615      10,197
Equitable Companies,
  Inc.
   6.50%, 4/1/08            A+       10,310       9,710
   7.00%, 4/1/28            A+        1,960       1,751
(!) Equitable Life
  Assurance Society
  of the U.S.
  Series 1A
   6.95%, 12/1/05           A+       11,182      11,014
(!) Farmers Exchange
  Capital
   7.05%, 7/15/28           A+        8,277       6,846
(!) Farmers Insurance
  Exchange
   8.625%, 5/1/24           A+       15,110      14,980
(!) Florida Property
  & Casualty
   7.375%, 7/1/03           A-        7,820       7,776

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO

                      (++)RATINGS       FACE
                       (STANDARD     AMOUNT       VALUE
(CONT'D)               & POOR'S)      (000)    (000)(+)
-------------------------------------------------------
Ford Motor Credit Co.
   7.375%, 10/28/09         A      $ 18,615  $   18,212
(#) General Electric
  Capital Corp.
   7.375%, 1/19/10          AAA      20,795      21,347
General Motors
  Acceptance Corp.
   7.75%, 1/19/10           A         8,975       9,074
GS Holdings Escrow
  Corp.
   7.125%, 8/1/05           BB+      18,435      17,203
(!) Goldman Sachs
  Group LP
   6.50%, 2/25/09           A        14,685      13,694
Hartford Financial
  Services Group,
  Inc.
   7.90%, 6/15/10           A        13,415      13,796
HMH Properties,
  Series A
   7.875%, 8/1/05           BB        5,670       5,344
Household Finance
  Corp.
   5.875%, 2/1/09           A        15,240      13,655
   8.00%, 7/15/10           A         8,670       8,911
(!) John Hancock
  Financial Services,
  Inc.
   7.375%, 2/15/24          AA-      14,500      13,460
Lehman Brothers
  Holdings, Inc.
   8.25%, 6/15/07           A         8,310       8,588
(!) Metropolitan Life
  Insurance Co.
   7.45%, 11/1/23           A+       14,090      12,335
   7.80%, 11/1/25           A+        8,750       8,415
(!) Nationwide Mutual
  Life Insurance Co.
   7.50%, 2/15/24           A        18,225      15,326
(!) New England
  Mutual,
  Series DTC
   7.875%, 2/15/24          A+          750         732

                     (++)RATINGS       FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)    (000)(+)
-------------------------------------------------------
(!) New York Life
  Insurance Co.
   7.50%, 12/15/23          AA-    $  5,820  $    5,201
PNC Funding Corp.
   7.50%, 11/1/09           BBB+      5,915       5,903
(!) PNC Institutional Capital,
  Series A
   7.95%, 12/15/26          BBB+     12,205      11,021
(!) Prime Property
  Funding II, Inc.
   6.80%, 8/15/02           A        10,885      10,740
   7.00%, 8/15/04           A         7,855       7,673
(!) Prudential
  Insurance Co.
   8.30%, 7/1/25            A-       25,570      25,861
State Street Corp.
   7.65%, 6/15/10           A         9,120       9,325
Washington Mutual
  Capital I, Inc.
   8.375%, 6/1/27           BBB-      6,855       6,226
Washington Mutual,
  Inc.
   8.25%, 4/1/10            BBB       6,595       6,752
  Series A
   8.206%, 2/1/27           BBB-      9,055       8,077
Wells Fargo & Co.
   7.55%, 6/21/10           A+       19,315      19,617
(!) World Financial
  Properties,
  Series:
  96 WFP-B
   6.91%, 9/1/13            AA-       9,405       9,012
  96 WFP-D
   6.95%, 9/1/13            AA-      24,060      22,977
-------------------------------------------------------
GROUP TOTAL                                     486,618
-------------------------------------------------------
INDUSTRIALS (10.0%)
Adelphia Communications Corp.
   7.875%, 5/1/09           B+        2,710       2,266
   9.375%, 11/15/09         B+       10,645       9,647

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                    (++)RATINGS       FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)    (000)(+)
-------------------------------------------------------
Albertson's, Inc.
   7.45%, 8/1/29            A      $ 15,810  $   14,217
Alcoa, Inc.
   7.375%, 8/1/10           A+        4,085       4,131
Clear Channel Communications,
  Inc.
   7.65%, 9/15/10           BBB-     11,435      11,333
Columbia/HCA
  Healthcare Corp.
   7.19%, 11/15/15          BB+       9,165       7,636
   7.58%, 9/15/25           BB+       9,650       8,122
   8.70%, 2/10/10           BB+       1,290       1,286
   9.00%, 12/15/14          BB+       5,925       5,900
Continental Airlines,
  Inc.,
  Series 97-1A
   7.461%, 4/1/15           AA+       2,354       2,316
CSC Holdings, Inc.
   7.25%, 7/15/08           BB+       1,530       1,443
   7.875%, 12/15/07         BB+      10,500      10,315
   8.125%, 3/15/29          BB+       1,240       1,230
DaimlerChrysler N.A.
  Holdings Corp.
   8.00%, 6/15/10           A+        8,125       8,361
Delphi Automotive
  Systems Corp.
   7.125%, 5/1/29           BBB       5,050       4,327
Dow Chemical Co.
   7.375%, 11/1/29          A         4,890       4,733
DR Structured
  Finance,
  Series:
  93-K1 A1
   6.66%, 8/15/10           BB+       8,390       6,351
  94-K1 A1
   7.60%, 8/15/07           BB+       5,060       4,307
  94-K2 A2
   9.35%, 8/15/19           BB+       3,755       2,804
Federated Department
  Stores, Inc.
   6.90%, 4/1/29            BBB+     17,645      13,922
   7.00%, 2/15/28           BBB+      3,960       3,155

                     (++)RATINGS       FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)    (000)(+)
-------------------------------------------------------
(!) Florida Windstorm
   7.125%, 2/25/19          AAA    $ 18,655  $   17,520
Ford Motor Co.
   6.625%, 10/1/28          A        21,760      18,226
   7.45%, 7/16/31           A         4,040       3,760
Fred Meyer, Inc.
   7.375%, 3/1/05           BBB-     11,700      11,602
   7.45%, 3/1/08            BBB-      3,440       3,345
Honeywell
  International, Inc.
   7.50%, 3/1/10            A         3,670       3,741
Host Marriott LP
   8.375%, 2/15/06          BB          665         638
International Game
  Technology
   8.375%, 5/15/09          BB+       9,875       9,653
Kmart Funding Corp.
  Series F
   8.80%, 7/1/10            BB+       2,938       2,590
Kroger Co.
   8.00%, 9/15/29           BBB-      1,455       1,390
   8.05%, 2/1/10            BBB-      8,440       8,510
Lenfest Communications, Inc.
   7.625%, 2/15/08          BBB      13,225      13,242
Lockheed Martin Corp.
   8.20%, 12/1/09           BBB-      4,035       4,208
   8.50%, 12/1/29           BBB-     15,440      16,322
Lowe's Companies,
  Inc.
   6.50%, 3/15/29           A        22,125      18,294
Lucent Technologies,
  Inc.
   6.45%, 3/15/29           A        14,795      12,364
News America
  Holdings, Inc.
   7.275%, 2/1/24           BBB-      3,211       2,980
   8.875%, 4/26/23          BBB-      4,130       4,280
News America, Inc.
   7.275%, 6/30/28          BBB-     16,080      14,059
(!) Oxymar
   7.50%, 2/15/16           BBB-      7,435       5,556

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO

                     (++)RATINGS       FACE
                       (STANDARD     AMOUNT       VALUE
(CONT'D)               & POOR'S)      (000)    (000)(+)
-------------------------------------------------------
Pharmacia Corp.
   6.60%, 12/1/28           AA-    $ 22,500  $   20,065
(!) Raytheon Co.
   8.20%, 3/1/06            BBB-     11,640      12,037
   8.30%, 3/1/10            BBB-      3,545       3,709
Rockwell
  International Corp.
   6.70%, 1/15/28           A+        5,585       4,805
Saks, Inc.
   7.375%, 2/15/19          BB+      10,805       5,915
Scotia Pacific Co.
  LLC
   7.71%, 1/20/14           BBB       8,820       6,064
Sun Microsystems,
  Inc.
   7.65%, 8/15/09           BBB+      8,310       8,394
Tenet Healthcare
  Corp.
   8.00%, 1/15/05           BB+         905         897
Tenet Healthcare
  Corp.
   7.625%, 6/1/08           BB+       5,365       5,104
Time Warner Cos.,
  Inc.
   6.625%, 5/15/29          BBB      10,445       8,890
U.S. Airways Corp.,
  Pass Through
  Certificates
   8.11%, 2/20/17           AAA       8,555       8,700
USA Waste Services, Inc.
   7.00%, 7/15/28           BBB      13,585      11,165
Wal-Mart Stores, Inc.
   6.875%, 8/10/09          AA        4,485       4,448
   7.55%, 2/15/30           AA       21,460      22,129
Waste Management, Inc.
   7.375%, 5/15/29          BBB       6,240       5,366
-------------------------------------------------------
GROUP TOTAL                                     427,770
-------------------------------------------------------

                     (++)RATINGS       FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)    (000)(+)
-------------------------------------------------------
NON-AGENCY FIXED RATE MORTGAGES (0.1%)
Bank of America,
  Series A
   8.375%, 5/1/07           AAA    $      3  $        3
(S) Household Bank,
  Series 85-1 CMO
   7.94%, 5/1/02
   (acquired 6/22/94,
   cost $113)               N/R          90          90
(S)## Magnolia
  Federal Bank,
  Series 84-2
   9.143%, 10/1/07
   (acquired 5/1/87,
   cost $405)               N/R         413         422
## Resolution Trust
  Corp.,
  Series 92-5C CMO
   8.613%, 1/25/26          AA        1,687       1,687
Ryland Acceptance
  Corp. IV,
  Series 79-A
   6.65%, 7/1/11            AA        2,651       2,634
-------------------------------------------------------
GROUP TOTAL                                       4,836
-------------------------------------------------------
TELEPHONES (3.2%)
(#) AT&T Corp.
   6.50%, 3/15/29           AA-      18,475      15,382
BellSouth Telecommunications,
  Inc.
   6.375%, 6/1/28           AA-      17,570      14,883
Global Crossing
  Holdings Ltd.
   9.125%, 11/15/06         BB       13,015      12,885
GTE Corp.
   6.94%, 4/15/28           A-       18,760      17,020
Intermedia Communications, Inc.,
  Series B:
   8.50%, 1/15/08           B         2,500       2,394
   8.60%, 6/1/08            B         8,960       8,602
   8.875%, 11/1/07          B         2,245       2,144

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                     (++)RATINGS       FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)    (000)(+)
-------------------------------------------------------
(#) MCI WorldCom, Inc.
   6.95%, 8/15/28           A-     $ 25,805  $   23,485
Nextel Communications, Inc.
   # 0.00%, 9/15/07         B        15,605      12,796
   9.375%, 11/15/09         B-        4,820       4,712
(!) Qwest Capital
  Funding
   7.90%, 8/15/10           BBB+      4,480       4,568
# Qwest
  Communications
  International, Inc.
  Series B
   0.00%, 2/1/08            BBB+     22,640      18,791
-------------------------------------------------------
GROUP TOTAL                                     137,662
-------------------------------------------------------
TRANSPORTATION (0.6%)
Continental Airlines,
  Series:
  98-1 A
   6.648%, 9/15/17          AA+      12,133      11,395
  99-1 A
   6.545%, 8/2/20           AA+       4,280       3,968
(!) Jet Equipment
  Trust,
  Series:
  94-A A11
   10.00%, 6/15/12          A+        1,580       1,762
  95-C
   10.69%, 11/1/13          BBB       8,245       9,017
-------------------------------------------------------
GROUP TOTAL                                      26,142
-------------------------------------------------------
U.S. TREASURY SECURITIES (0.0%)
U.S. Treasury Note
   3.625%, 7/15/02
   (Inflation
   Indexed)                 Tsy          60          60
-------------------------------------------------------

                      (++)RATINGS       FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)    (000)(+)
-------------------------------------------------------
UTILITIES (0.5%)
CMS Panhandle
  Holdings Co.
   7.00%, 7/15/29           BBB-   $  2,230  $    1,870
(!) PSEG Energy
  Holdings, Inc.
   9.125%, 2/10/04          BBB-     10,545      10,778
(!) Southern Energy,
  Inc.
   7.90%, 7/15/09           BBB      10,280       9,749
-------------------------------------------------------
GROUP TOTAL                                      22,397
-------------------------------------------------------
YANKEE (4.7%)
Abbey National plc
   7.95%, 10/26/29          AA-      12,355      12,551
Ahold Finance USA,
  Inc.
   6.875%, 5/1/29           A-       14,645      12,090
(!) Bayer Hypo-
  Vereinsbank
   8.741%, 6/30/31          A-        2,055       1,946
Deutsche Telekom
  International
  Finance
   8.00%, 6/15/10           AA-      16,515      16,983
Glencore Nickel
  Property Ltd.
   9.00%, 12/1/14           BB+      14,940      12,475
Grupo Minero Mexicano
  S.A. de CV,
  Series A
   8.25%, 4/1/08            BB       13,875      12,279
(!) Hutchison Whampoa
  Financial,
  Series B
   7.45%, 8/1/17            A        16,480      15,066
(!) Hyundai
  Semiconductor
  America
   8.625%, 5/15/07          B         9,352       8,054

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO

                     (++)RATINGS       FACE
                       (STANDARD     AMOUNT       VALUE
(CONT'D)               & POOR'S)      (000)    (000)(+)
-------------------------------------------------------
Multicanal S.A.
   10.50%, 2/1/07           BB+    $    855  $      680
   10.50%, 4/15/18          BB+       8,715       6,282
   13.125%, 4/15/09         BB+       1,250       1,133
(!) Oil Purchase Co.
   7.10%, 4/30/02           BB+       9,198       8,834
(!) Oil Purchase Co.
  II
   10.73%, 1/31/04          BB+       1,973       1,852
(!) Paiton Energy
  Funding BV
   9.34%, 2/15/14           CC       12,650       2,656
(!) Petrozuata
  Finance, Inc.
   8.22%, 4/1/17            BB       17,500      14,623
(!) Ras Laffan
  Liquefied Natural
  Gas Co.
   8.294%, 3/15/14          BBB+     12,295      11,687
Republic of Brazil
   11.00%, 8/17/40          B+       10,550       8,414
Republic of Colombia
   8.70%, 2/15/16           BB+      15,765      10,713
   11.75%, 2/25/20          BB+       4,715       3,990
Republic of
  Philippines
   10.625%, 3/16/25         BB+      10,725       9,078
(!) Unicredito
  Italiano Capital
  Trust II
   9.20%, 10/29/49          A-        2,255       2,270
United Mexican States
  Par Bond
   10.375%, 2/17/09         BB+       5,025       5,467
(!) Vodafone AirTouch
  plc
   7.75%, 2/15/10           A-        7,160       7,317
   7.875%, 2/15/30          A-       16,725      16,983
-------------------------------------------------------
GROUP TOTAL                                     203,423
-------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost
  $5,151,540)                                 5,052,275
-------------------------------------------------------
                     (++)RATINGS
                       (STANDARD                  VALUE
                       & POOR'S)     SHARES    (000)(+)
-------------------------------------------------------
PREFERRED STOCK (1.1%)
-------------------------------------------------------
MORTGAGE-OTHER (1.1%)
(!)+ Home Ownership
  Funding Corp.
   13.331% (Cost
   $45,746)                 Aaa      60,725  $   45,538
-------------------------------------------------------
RIGHTS (0.0%)
-------------------------------------------------------
MISC-INDUSTRIALS (0.0%)
*@ United Mexican
  States
  Recovery Rights,
  expiring 6/30/03
  (Cost $0)                 N/R  10,975,000         --
-------------------------------------------------------
                                       FACE
                                     AMOUNT
                                      (000)
                                   --------
STRUCTURED INVESTMENT (0.0%)-SEE NOTE A6
-------------------------------------------------------
Morgan Guaranty Trust
  Company, 11/20/05;
  monthly payments
  equal to 1% per
  annum of the
  outstanding
  notional balance,
  indexed to GNMA ARM
  pools (Cost $4,739)       N/R    $ 66,868       1,067
-------------------------------------------------------
CASH EQUIVALENTS (21.9%)
-------------------------------------------------------
DISCOUNT NOTES (18.9%)
Federal Home Loan Bank
   6.36%, 12/13/00                   30,000      29,613
   6.40%, 10/4/00                    76,000      75,959
   6.40%, 10/25/00                   50,000      49,787
   6.40%, 11/17/00                   50,000      49,582
   6.40%, 11/29/00                   46,000      45,517
   6.40%, 10/20/00                   50,000      49,831
   6.43%, 10/11/00                   43,700      43,622

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                      (++)RATINGS       FACE
                        (STANDARD     AMOUNT       VALUE
                        & POOR'S)      (000)    (000)(+)
--------------------------------------------------------
Federal Home Loan
  Mortgage Corporation
   6.39%, 11/14/00                  $  9,100  $    9,029
   6.41%, 10/31/00                    50,000      49,733
   6.42%, 10/26/00                    50,000      49,777
   6.43%, 10/3/00                     50,000      49,982
   6.43%, 10/10/00                    56,000      55,910
   6.43%, 10/12/00                    50,000      49,902
Federal National
  Mortgage Association
   6.39%, 11/22/00                    50,000      49,539
   6.42%, 10/25/00                    65,000      64,722
   6.43%, 10/26/00                    90,000      89,598
--------------------------------------------------------
GROUP TOTAL                                      812,103
--------------------------------------------------------
REPURCHASE AGREEMENT (3.0%)
Chase Securities, Inc. 6.40%,
  dated 9/29/00, due 10/2/00, to
  be repurchased at $129,049,
  collateralized by various U.S.
  Government Obligations, due
  11/2/00-3/29/01, valued at
  $130,270                           128,980     128,980
--------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $941,083)           941,083
--------------------------------------------------------
TOTAL INVESTMENTS (140.6%) (Cost $6,143,108)   6,039,963
--------------------------------------------------------

                                                VALUE
                                                (000)(+)
--------------------------------------------------------
--------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-40.6%)
Cash                                          $      426
Dividends Receivable                               2,024
Interest Receivable                               45,360
Receivable for Investments Sold                   51,000
Receivable for Forward Commitments               440,761
Receivable for Fund Shares Sold                    5,408
Unrealized Gain on Swap Agreements                 6,685
Investments Held as Collateral for Loaned
  Securities                                     259,146
Other Assets                                         384
Payable to Broker                                 (7,116)
Payable for Investments Purchased                 (3,185)
Payable for Forward Commitments               (2,276,309)
Payable for Fund Shares Redeemed                  (2,740)
Payable for Investment Advisory Fees              (4,263)
Payable for Administrative Fees                     (296)
Payable for Shareholder Servicing
  Fees-Investment Class                               (7)
Payable for Distribution Fees-Adviser Class          (29)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                       (322)
Payable for Variation Margin on Futures
  Contracts                                       (1,235)
Collateral on Securities Loaned, at Value       (259,146)
Other Liabilities                                   (258)
                                              ----------
                                              (1,743,712)
--------------------------------------------------------
NET ASSETS (100%)                             $4,296,251
--------------------------------------------------------
INSTITUTIONAL CLASS
--------------------------------------------------------
NET ASSETS
Applicable to 363,311,092
  outstanding shares of
  beneficial interest (unlimited
  authorization, no par value)                $4,087,553
--------------------------------------------------------
NET ASSET VALUE PER SHARE                     $    11.25
--------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO

                                               VALUE
(CONT'D)                                       (000)(+)
-------------------------------------------------------
INVESTMENT CLASS
-------------------------------------------------------
NET ASSETS
Applicable to 5,682,486 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)               $   63,944
-------------------------------------------------------
NET ASSET VALUE PER SHARE                    $    11.25
-------------------------------------------------------
ADVISER CLASS
-------------------------------------------------------
NET ASSETS
Applicable to 12,880,771
  outstanding shares of
  beneficial interest (unlimited
  authorization, no par value)               $  144,754
-------------------------------------------------------
NET ASSET VALUE PER SHARE                    $    11.24
-------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                              $4,496,456
Undistributed Net Investment Income (Loss)       83,032
Undistributed Realized Net Gain (Loss)         (194,405)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                        (103,145)
  Futures and Swaps                              14,313
-------------------------------------------------------
NET ASSETS                                   $4,296,251
-------------------------------------------------------

(S)   Restricted Security-Total market value of
        restricted securities owned at September 30, 2000
        was $3,346,000 or 0.1% of net assets.
(+)    See Note A1 to Financial Statements.
(++)   Ratings are unaudited.
*      Non-income producing security
(!)    144A security. Certain conditions for public sale
        may exist.
(#)    A portion of these securities was pledged to cover
        margin requirements for future contracts.
+      Moody's Investors Service, Inc. rating. Security is
        not rated by Standard & Poor's Corporation.
++     Security is fair valued by the Adviser.
(a)    Security is in default.
#      Step Bond-Coupon rate increases in increments to
        maturity. Rate disclosed is as of September 30,
        2000. Maturity date disclosed is the ultimate
        maturity.
##     Variable or floating rate security-rate disclosed
        is as of September 30, 2000.
@      Value is less than $500.
CMO    Collateralized Mortgage Obligation
InvFl  Inverse Floating Rate-Interest rate fluctuates with
        an inverse relationship to an associated interest
        rate. Indicated rate is the effective rate at
        September 30, 2000.
IO     Interest Only
N/R    Not rated by Moody's Investors Service, Inc. or
        Standard & Poor's Corporation.
PAC    Planned Amortization Class
PO     Principal Only
REMIC  Real Estate Mortgage Investment Conduit
TBA    Security is subject to delayed delivery. See Note
        A7 to Financial Statements.
YMA    Yield Maintenance Agreement

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

PERFORMANCE DISCUSSION: DOMESTIC FIXED
INCOME PORTFOLIO

Due largely to the significant widening of yield spreads between the Treasury and non-Treasury sectors, the return on the Portfolio was 103 basis points behind the Salomon Broad Index for the fiscal year.

Relative performance was helped by the Portfolio's above-benchmark interest-rate risk position going into calendar year 2000, which generated favorable returns as long-term U.S. Treasury yields declined following the turn of the year. This position was trimmed over the course of the period, and the Portfolio ended the fiscal year pursuing a neutral interest rate strategy relative to the benchmark. The Portfolio's yield-curve strategy emphasized the 10-year sector for most of this period, which also added value; the Portfolio continued to overweight the 10-year sector as of the end of the fiscal year, while underweighting shorter-maturities and market-weighting longer-maturities.

The Portfolio's above-benchmark sensitivity to corporate, mortgage, and agency debt yield spreads detracted from relative performance, as these non-Treasury sectors significantly underperformed Treasury securities. The non-Treasury sectors lagged due to strong demand for Treasury securities amidst market fears of reduced supply of such bonds, and was not a function of deterioration in the timing and quality of the cash flows of the bonds held in the Portfolio.

Since the Portfolio is restricted to investment-grade securities issued by domestic entities, it could not take advantage of opportunities in either the yankee bond or the below-investment grade areas. The Portfolio continued to have an above-benchmark sensitivity to the non-Treasury sectors at the end of the fiscal year to take advantage of their extremely wide yield spreads, or risk premiums, at a time when their fundamental risks remained relatively low. Despite the lack of Treasury securities in the Portfolio, overall credit quality remained extremely high.

The Portfolio's long-term record reflects successful judgements about all of the key decisions that are part of the MAS fixed-income team's research-based, value-driven investment process. At fiscal year-end, the Portfolio was well positioned to take advantage of the extraordinarily attractive opportunities in the domestic investment-grade non-Treasury sectors, while continuing to pursue a high-quality, call-protected, diversified investment strategy.

--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/00*

                                                   MAS DOMESTIC FIXED          MAS DOMESTIC FIXED
                                                  INCOME INSTITUTIONAL           INCOME ADVISER               SALOMON BROAD
                                                  --------------------         ------------------             -------------
90                                                       1000.00                                                 1000.00
91                                                       1210.00                                                 1160.00
92                                                       1396.00                                                 1307.00
93                                                       1593.00                                                 1440.00
94                                                       1547.00                                                 1394.00
95                                                       1769.00                                                 1590.00
96                                                       1847.00                                                 1669.00
97                                                       2035.00                                                 1831.00
98                                                       2235.00                                                 2041.00
99                                                       2210.00                                                 2035.00
00                                                       2340.00                     2331.00                     2176.00

                                      [GRAPH]

                        MAS DOMESTIC FIXED INCOME
                      ------------------------------      SALOMON BROAD
                      INSTITUTIONAL (=)      ADVISER (/)      INDEX
-----------------------------------------------------------------------
One Year                   5.88%             5.68%          6.91%
Five Years                 5.76%             5.68%          6.47%
Ten Years                  8.87%             8.83%          8.09%

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

(=) Represents an investment in the Institutional Class.

(/) Represents an investment in the Adviser Class which commenced operations
   3/1/99. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

  On December 19, 1994, shareholders approved a change in the Portfolio's investment policies to emphasize fixed-income securities of domestic issuers rated A or higher. Shareholders then voted on May 1, 1997, to permit the Portfolio to invest a limited portion of its assets in fixed-income securities of domestic issuers rated BBB at the time of purchase. The Portfolio's performance pattern may have been affected by these changes.

  * Total returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index.

--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

DOMESTIC FIXED
INCOME PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (113.0%)

---------------------------------------------------------
                       (++)RATINGS       FACE
                       (STANDARD     AMOUNT        VALUE
SEPTEMBER 30, 2000     & POOR'S)      (000)      (000)(+)
---------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (53.2%)
Federal Home Loan
  Mortgage
  Corporation,
  Conventional Pools:
   10.00%, 11/1/20          Agy    $    130  $      139
   11.50%, 8/1/19           Agy         228         254
   12.50%, 4/1/14           Agy           5           6
  Gold Pools:
   10.00%,
     6/1/17-3/1/21          Agy         735         790
   12.00%, 11/1/19          Agy          56          62
  October TBA
   6.00%, 10/1/30           Agy      24,550      22,946
   6.50%, 10/1/30           Agy       9,550       9,171
   7.50%, 10/1/30           Agy       6,000       5,993
   8.00%, 10/1/30           Agy       3,150       3,195
   8.50%, 10/1/30           Agy       3,550       3,640
Federal National
  Mortgage
  Association,
  Conventional Pools:
   6.00%,
     4/1/27-4/1/29          Agy      11,779      11,004
   9.50%,
     2/1/20-8/1/21          Agy         801         849
   10.00%,
     8/1/18-2/1/25          Agy         413         444
   10.50%,
     11/1/10-2/1/28         Agy         628         684
   11.00%,
     9/1/19-9/1/20          Agy         770         849
   11.50%,
     11/1/19-9/1/25         Agy         446         499

                       (++)RATINGS    FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)      (000)(+)
---------------------------------------------------------
-------------------------------------------------------
  October TBA
   7.50%, 10/1/30           Agy    $  2,500  $    2,494
   8.00%, 10/1/30           Agy         600         608
   8.50%, 10/1/30           Agy       3,550       3,632
Government National
  Mortgage
  Association:
  Adjustable Rate
  Mortgages:
   6.00%,
     2/20/27-9/20/27        Tsy       3,584       3,605
   6.50%,
     10/20/27-1/20/28       Tsy         681         683
   6.875%,
     4/20/25-6/20/25        Tsy         851         855
   7.00%,
     2/20/25-8/20/25        Tsy         732         737
  Various Pools:
   9.00%, 11/15/17          Tsy         287         303
   9.50%,
    12/15/17-12/15/21       Tsy       2,143       2,282
   10.00%,
     8/15/17-4/15/28        Tsy       1,833       1,974
   10.50%,
     2/15/13-2/15/25        Tsy       3,339       3,646
   11.00%,
     12/15/09-7/15/20       Tsy         334         369
   11.50%, 8/15/13          Tsy         230         256
   12.00%,
     12/15/12-2/15/15       Tsy         134         150
  October TBA
   7.00%, 10/15/30          Tsy      15,850      15,607
-------------------------------------------------------
GROUP TOTAL                                      97,726
-------------------------------------------------------
ASSET BACKED CORPORATES (11.7%)
Arcadia Automobile
  Receivables Trust,
  Series 98-A A3
   5.90%, 11/15/02          AAA         249         248

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

DOMESTIC FIXED
INCOME PORTFOLIO

                       (++)RATINGS     FACE
                       (STANDARD     AMOUNT       VALUE
(CONT'D)               & POOR'S)      (000)      (000)(+)
-------------------------------------------------------
Banc One Home Equity
  Trust,
  Series 99-1 A1
   6.06%, 1/25/12           AAA    $    232  $      229
Block Mortgage
  Finance Co.,
  Series 99-1 A1
   5.94%, 9/25/13           AAA         137         136
BMW Vehicle Owner
  Trust,
  Series 99-A A2
   6.16%, 12/25/01          AAA         442         441
Capital Auto
  Receivables Asset
  Trust,
  Series 99-1 A2
   5.58%, 6/15/02           AAA       1,475       1,468
Centex Home Equity,
  Series 99-2 A1
   5.91%, 4/25/19           AAA         341         338
Chevy Chase Auto
  Receivables Trust,
  Series 97-4 A
   6.25%, 6/15/04           AAA         356         354
Citibank Credit Card
  Issuance Trust,
  Series 00-C1 C1
   7.45%, 9/15/05           BBB         525         526
Contimortgage Home
  Equity Loan Trust,
  Series 99-A A1
   6.01%, 12/25/13          AAA         172         171
CPS Auto Grantor
  Trust,
  Series 97-2 A
   6.65%, 10/15/02          AAA          47          47
Daimler Benz Auto
  Grantor Trust,
  Series 97-A A
   6.05%, 3/31/05           AAA          45          45

                       (++)RATINGS    FACE
                       (STANDARD     AMOUNT        VALUE
                       & POOR'S)      (000)      (000)(+)
---------------------------------------------------------
Delta Funding Home
  Equity Loan Trust,
  Series 98-4 A1F
   6.16%, 2/15/16           AAA    $     60  $       60
EQCC Home Equity Loan
  Trust,
  Series 99-3 A1F
   6.55%, 4/25/10           AAA         807         801
(!) First Merchants
  Auto Receivables
  Corp.,
  Series 97-2 A1
   6.85%, 11/15/02          AAA          17          17
First Security Auto
  Grantor Trust,
  Series:
  97-B A
   6.10%, 4/15/03           AAA         321         320
  98-A A
   5.97%, 4/15/04           AAA         209         208
## First USA Credit
  Card Master Trust,
  Series 97-10 A
   6.71%, 9/17/03           AAA         375         375
FleetBoston Home
  Equity Loan Trust,
  Series 98-2 A1
   6.28%, 11/25/10          AAA         113         112

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       (++)RATINGS     FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)      (000)(+)
-------------------------------------------------------
Ford Credit Auto
  Owner Trust,
  Series:
  99-B A3
   5.47%, 9/15/01           AAA    $    421  $      421
  99-C A3
   5.77%, 11/15/01          AAA         803         801
  99-D A3
   6.20%, 4/15/02           AAA       1,517       1,513
Green Tree Financial
  Corp.,
  Series:
  + 98-1 A2
   5.85%, 11/1/29           Aaa          36          36
  99-3 A2
   5.51%, 2/1/31            AAA         670         668
Green Tree Home
  Equity Loan Trust,
  Series 99-C A1
   5.99%, 7/15/30           AAA         374         373
Green Tree Lease
  Finance,
  Series 97-1 A3
   6.17%, 9/20/05           AAA         104         104
Greenpoint
  Manufactured
  Housing,
  Series 99-1 A1
   5.78%, 12/15/09          AAA         338         335

                       (++)RATINGS    FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)      (000)(+)
-------------------------------------------------------
Harley-Davidson
  Eaglemark
  Motorcycle Trust,
  Series:
  99-1 A1
   5.25%, 7/15/03           AAA    $    236  $      235
  99-2 A1
   5.84%, 10/15/03          AAA         418         416
(!) Health Care
   Receivables
   Securitization
   Program,
   Series 97-1 A
    6.815%, 7/1/01          N/R         157         157
+ HFC Home Equity
  Loan,
  Series 99-1 A1
   6.83%, 12/20/16          Aaa         483         481
(!) Long Beach
   Acceptance Auto
   Grantor Trust,
   Series 97-2 A
    6.69%, 9/25/04          AAA          48          48
MBNA Master Credit
  Card Trust,
  Series:
  00-1 A1
   6.90%, 1/15/08           AAA         690         694
  00-E
   7.80%, 10/15/12          AAA         755         798
MMCA Automobile
  Trust,
  Series:
  99-2 A1
   6.30%, 6/15/02           AAA         656         655
  00-1 A3
   7.00%, 6/15/04           AAA       1,140       1,145
(!) National Car
  Rental Financing
  Ltd.,
  Series 96-1 A4
   7.35%, 10/20/03          N/R         375         375

                       (++)RATINGS    FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)      (000)(+)
-------------------------------------------------------
Navistar Financial
  Corp. Owner Trust,
  Series 99-A A2
   5.55%, 2/15/02           AAA    $    303  $      302
(!) New Holland
  Equipment
  Receivables Trust,
  Series 99-A A2
   6.39%, 10/15/02          AAA         603         602
Nissan Auto
  Receivables Grantor
  Trust,
  Series 98-A A
   5.45%, 4/15/04           AAA         596         590
+## Oakwood Mortgage
  Investors, Inc.,
  Series 99-B A1
   6.739%, 5/15/09          Aaa         361         361


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

DOMESTIC FIXED
INCOME PORTFOLIO

                       (++)RATINGS     FACE
                       (STANDARD     AMOUNT       VALUE
(CONT'D)               & POOR'S)      (000)      (000)(+)
-------------------------------------------------------
Option One Mortgage
  Loan Trust,
  Series 99-2 A1
   5.88%, 5/25/29           AAA    $    275  $      272
Peco Energy Capital
  Trust,
  Series 00-A A3
   7.625%, 3/1/10           AAA         975       1,004
Premier Auto Trust,
  Series 99-3 A2
   5.82%, 2/8/02            AAA         711         710
(!) Rental Car
  Finance Corp.,
  Series 97-1 A2
   6.45%, 8/25/05           AA          450         444
+## Residential
  Funding Mortgage
  Securities I,
  Series 99-HI4 A1
   6.41%, 11/25/07          Aaa         301         300
(!) Team Fleet
  Financing Corp.,
  Series:
  96-1 A
   6.65%, 12/15/02          A-          250         249
  97-1 A
   7.35%, 5/15/03           A-          600         602
Union Acceptance
  Corp.,
  Series 96-B A
   6.45%, 7/9/03            AAA         332         330
USAA Auto Loan
  Grantor Trust,
  Series 97-1 A
   6.00%, 5/15/04           AAA         177         176
WFS Financial Owner
  Trust,
  Series 99-B A2
   5.83%, 4/20/02           AAA         422         421
-------------------------------------------------------
GROUP TOTAL                                      21,514
-------------------------------------------------------

                       (++)RATINGS    FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)      (000)(+)
-------------------------------------------------------
ASSET BACKED MORTGAGES (0.1%)
Cityscape Home Equity
  Loan Trust,
  Series:
  96-3 A IO
   1.00%, 10/25/26          N/R    $  2,886  $       39
  (!) 96-3 A YMA
   10/25/26                 N/R       2,886           4
Contimortgage Home
  Equity Loan Trust,
  Series:
  96-4 A11 IO
   1.10%, 1/15/28           AAA       1,771          24
  (!) 96-4 A11 YMA
   1/15/28                  AAA       1,771           2
  96-4 A12 IO
   1.05%, 1/15/28           AAA         313           3
  (!)@ 96-4 A12 YMA
   1/15/28                  AAA         313          --
  97-1 A10 IO
   1.10%, 3/15/28           AAA       2,138          33
  97-1 A10 YMA
   3/15/28                  N/R       2,138           3
-------------------------------------------------------
GROUP TOTAL                                         108
-------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       (++)RATINGS     FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)      (000)(+)
-------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
AGENCY COLLATERAL SERIES (2.7%)
Federal Home Loan
  Mortgage
  Corporation,
  Series:
  63-SA Inv Fl IO
   1.50%, 6/17/27           Agy    $  1,440  $       56
  1887-SH Inv Fl IO
   10.54%, 3/15/24          Agy         450         107
  1911-C PO
   11/15/23                 Agy         527         356
  2141 SD Inv Fl IO
   1.53%, 4/15/29           Agy       2,697         195
  2171 B
   6.28%, 6/25/09           Agy       1,140       1,085
Structured
  Pass-Through
  Securities,
  Series T-15 A1
   5.83%, 12/25/13          Agy         178         176
Federal National
  Mortgage
  Association,
  Series:
  ## 92-43 FC REMIC
   7.26%, 10/25/21          Agy         130         130
  ## 94-73 F
   7.16%, 12/25/20          Agy          15          15
  97-53 IO PAC
   8.00%, 8/18/27           Agy         667         180
  ## 97-70 FA REMIC,
    PAC (11)
   7.075%, 7/18/20          Agy          68          68
  ## 98-22 FA REMIC
   7.02%, 4/18/28           Agy         309         308
  99-42 SA Inv Fl IO
   1.58%, 10/25/28          Agy       9,111         372
  191 IO
   8.00%, 1/1/28            Agy       1,487         415

                       (++)RATINGS     FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)      (000)(+)
-------------------------------------------------------
  270 2 IO
   8.50%, 9/1/23            Agy    $    410  $      111
  281 2 IO
   9.00%, 11/1/26           Agy         442         120
  291 2 IO
   8.00%, 11/1/27           Agy         462         128
  296 2 IO
   8.00%, 4/1/24            Agy       2,018         560
Government National
  Mortgage
  Association,
  Series:
  97-14 SB Inv Fl
   2.68%, 9/16/27           Tsy       2,400         147
  99-30 SA Inv Fl IO
   1.98%, 8/16/29           Tsy       4,249         246
  99-32 SB Inv Fl IO
    REMIC
   1.378%, 7/16/27          Tsy       7,819         123
-------------------------------------------------------
GROUP TOTAL                                       4,898
-------------------------------------------------------
COMMERCIAL MORTGAGES (3.0%)
## American Southwest
  Financial
  Securities Corp.,
  Series 93-2 S1 IO
   1.13%, 1/18/09           N/R       4,916         131
Asset Securitization
  Corp.,
  Series 96-MD6 A1C
   7.04%, 11/13/26          AAA         300         295
(!) Carousel Center
  Finance, Inc.,
  Series 1 B
   7.188%, 10/15/07         A           325         323

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

DOMESTIC FIXED
INCOME PORTFOLIO

                       (++)RATINGS     FACE
                       (STANDARD     AMOUNT       VALUE
(CONT'D)               & POOR'S)      (000)      (000)(+)
-------------------------------------------------------
Chase Commercial
  Mortgage Securities
  Corp.,
  Series 99-2 A2            AAA    $  1,100  $    1,102
   7.198%, 11/15/09
(!) Creekwood Capital
  Corp.,
  Series 95-1A
   8.47%, 3/16/15           AA          230         243
(!)## DLJ Mortgage
  Acceptance Corp.,
  Series 97-CF1 S IO
   1.086%, 3/15/17          AAA       2,785         109
+ First Union-Chase
  Commercial
  Mortgage,
  Series 99-C2 A2
   6.645%, 4/15/09          Aaa         925         892
GMAC Commercial
  Mortgage
  Securities, Inc.,
  Series:
  + 96-C1 X2 IO
   2.027%, 3/15/21          Aaa       1,968         113
  +## 97-C2 X IO
   1.264%, 4/15/27          Aaa       3,317         161
  98-C2 A2
   6.42%, 8/15/08           AAA       1,175       1,131
Nomura Asset
  Securities Corp.,
  Series:
  94-MD1 A1B
   7.526%, 3/15/18          N/R          25          25
  ## 94-MD1 A2
   7.676%, 3/15/18          N/R         125         125
  + 97-D5 PS1 IO
   1.62%, 2/14/43           Aaa       2,602         205
(!) Park Avenue
  Finance Corp.,
  Series 97-C1 A1
   7.58%, 5/12/07           N/R         365         370

                       (++)RATINGS     FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)      (000)(+)
-------------------------------------------------------
(!) Prime Property
  Fund,
  Series 1 A
   6.633%, 7/23/03          AA     $    173  $      170
## Structured Asset
  Securities Corp.,
  Series:
  96-CFL X1 IO
   1.463%, 2/25/28          N/R       1,284          71
  96-CFL X1A IO
   0.830%, 2/25/28          N/R         691           3
  96-CFL X2 IO
   0.337%, 2/25/28          N/R         332           5
-------------------------------------------------------
GROUP TOTAL                                       5,474
-------------------------------------------------------
ENERGY (0.5%)
Conoco, Inc.
   6.95%, 4/15/29           A-        1,070         989
-------------------------------------------------------
FEDERAL AGENCY (12.0%)
Federal National
  Mortgage
  Association,
   5.25%, 1/15/09           Agy       7,375       6,667
   (#) 6.25%, 5/15/29       Agy       6,240       5,754
   7.125%, 6/15/10          Agy       8,700       8,913
   7.25%, 5/15/30           Agy         750         787
-------------------------------------------------------
GROUP TOTAL                                      22,121
-------------------------------------------------------
FINANCE (13.4%)
American General
  Finance Corp.
   6.75%, 11/15/04          A+          340         335
   7.50%, 7/15/25           AA-         280         268
(!) Anthem Insurance
  Cos., Inc.,
  Series A
   9.00%, 4/1/27            BBB+        430         350

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       (++)RATINGS     FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)      (000)(+)
-------------------------------------------------------
Associates Corp. of
  North America
   6.00%, 7/15/05           A+     $    600  $      575
Bank One Corp.
   6.00%, 2/17/09           A-          730         662
BankAmerica Capital
  Corp.
   5.875%, 2/15/09          A+          195         177
   6.25%, 4/1/08            A           345         323
Beneficial Corp.,
  Series F
   6.47%, 11/17/08          A           310         286
(!) BT Institutional
  Capital Trust,
  Series A
   8.09%, 12/1/26           A           150         137
Chase Manhattan Corp.
   6.00%, 2/15/09           A           415         381
   7.00%, 11/15/09          A           240         235
Citicorp, Inc.
  Series F
   6.375%, 11/15/08         A+          915         864
EOP Operating LP
   6.763%, 6/15/07          BBB         165         156
   7.25%, 6/15/28           BBB         300         256
   7.50%, 4/19/29           BBB+        365         320
Equitable Companies,
  Inc.
   6.50%, 4/1/08            A+          290         273
(!) Equitable Life
  Assurance Society
  of the U.S.,
  Series 1A
   6.95%, 12/1/05           A+          860         847
(!) Farmers Exchange
  Capital
   7.05%, 7/15/28           A+          455         376
(!) Farmers Insurance
  Exchange
   8.625%, 5/1/24           A+          475         471

                       (++)RATINGS     FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)      (000)(+)
-------------------------------------------------------
(!) Fifty-Seventh
  Street Associates
   7.125%, 6/1/17           A      $    555  $      489
(!) First Hawaiian
  Bank,
  Series A
   6.93%, 12/1/03           A-          575         559
FleetBoston Financial
  Corp.
   6.625%, 2/1/04           A-          230         226
   6.625%, 12/1/05          A-          275         268
(!) Florida Property
  & Casualty
   7.375%, 7/1/03           A-          350         348
Ford Motor Credit Co.
   7.375%, 10/28/09         A           475         465
General Electric
  Capital Corp.
   7.25%, 5/3/04            AAA         775         787
   7.375%, 1/19/10          AAA         825         847
General Motors
  Acceptance Corp.
   7.75%, 1/19/10           A           575         581
(!) Goldman Sachs
  Group LP
   6.50%, 2/25/09           A+          435         406
Great Western Finance
  Corp.
  Series A
   8.206%, 2/1/27           BBB-        315         281
Hartford Life Corp.
   7.65%, 6/15/27           A           730         701
Household Finance
  Corp.
   5.875%, 2/1/09           A           105          94
   8.00%, 7/15/10           A           630         647
(!) Hyatt Equities
   LLC
   7.00%, 5/15/02           BBB+        710         697
(!) John Hancock
  Financial Services,
  Inc.
   7.375%, 2/15/24          AA-         930         863

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

DOMESTIC FIXED
INCOME PORTFOLIO

                       (++)RATINGS     FACE
                       (STANDARD     AMOUNT       VALUE
(CONT'D)               & POOR'S)      (000)      (000)(+)
-------------------------------------------------------
Lehman Brothers
  Holdings, Inc.
   8.25%, 6/15/07           A      $    310  $      320
Merck & Co., Inc.
   5.95%, 12/1/28           AAA         440         376
(!) Metropolitan Life
  Insurance Co.
   7.45%, 11/1/23           A+          400         350
   7.80%, 11/1/25           A+          250         240
Nationsbank Corp.
   6.80%, 3/15/28           A           170         151
(!) Nationwide Mutual
  Life Insurance Co.
   7.50%, 2/15/24           A           755         635
(!) New England
  Mutual,
  Series DTC
   7.875%, 2/15/24          A+          350         341
Northern Trust Co.
   6.625%, 10/1/03          AA-         955         947
Norwest Financial,
  Inc.
   5.625%, 2/3/09           A+        1,035         920
(!) PNC Funding Corp.
   7.50%, 11/1/09           BBB+        270         269
PNC Institutional
  Capital
  Series A
   7.95%, 12/15/26          BBB+        495         447
(!) Prime Property
  Funding II, Inc.
   7.00%, 8/15/04           A           400         391
(!) Prudential
  Insurance Co.
   8.30%, 7/1/25            A-        1,050       1,063
State Street Corp.
   7.65%, 6/15/10           A+          360         368
Suntrust Banks, Inc.
   7.75%, 5/1/10            A           385         393
Washington Mutual
  Capital I, Inc.
   8.375%, 6/1/27           BBB-        180         163

                       (++)RATINGS    FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)      (000)(+)
-------------------------------------------------------
Washington Mutual,
  Inc.
   8.25%, 4/1/10            BBB    $    420  $      430
(!) World Financial
  Properties,
  Series:
  96 WFP-B
   6.91%, 9/1/13            AA-         457         438
  96 WFP-D
   6.95%, 9/1/13            AA-         850         812
-------------------------------------------------------
GROUP TOTAL                                      24,605
-------------------------------------------------------
INDUSTRIALS (12.7%)
Albertson's, Inc.
   7.45%, 8/1/29            A           620         558
(!) Alcoa, Inc.
   7.375%, 8/1/10           A+          220         222
Becton, Dickinson &
  Co.
   6.70%, 8/1/28            A+          660         564
Clear Channel
  Communications,
  Inc.
   7.65%, 9/15/10           BBB-        750         743
Comcast Cable
  Communications
   6.20%, 11/15/08          BBB         395         364
Continental Airlines,
  Inc.,
  Series 97-1 A
   7.461%, 4/1/15           AA+         329         324
DaimlerChrysler N.A.
  Holdings Corp.
   7.20%, 9/1/09            A+          745         728
Dayton Hudson Corp.
   6.65%, 8/1/28            A           320         274
   6.75%, 1/1/28            A-          285         247
Delphi Automotive
  Systems Corp.
   7.125%, 5/1/29           BBB         200         171

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                    (++)RATINGS       FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)    (000)(+)
-------------------------------------------------------
Federated Department
  Stores, Inc.
   6.30%, 4/1/09            BBB+   $    155  $      135
 (#) 6.90%, 4/1/29          BBB+        675         533
   7.00%, 2/15/28           BBB+         85          68
(!) Florida Windstorm
   7.125%, 2/25/19          AAA       1,160       1,089
Ford Motor Credit Co.
   6.625%, 10/1/28          A         1,240       1,040
   7.45%, 7/16/31           A           255         237
Hertz Corp.
   7.625%, 8/15/07          A-          755         754
Home Depot, Inc.
   6.50%, 9/15/04           AA-         825         819
Honeywell
  International, Inc.
   7.50%, 3/1/10            A           195         199
Johnson & Johnson
   6.625%, 9/1/09           AAA         975         954
Kroger Co.
   7.70%, 6/1/29            BBB-        710         656
   8.05%, 2/1/10            BBB-        175         176
Lockheed Martin Corp.
   8.20%, 12/1/09           BBB-        700         730
Lowe's Companies,
  Inc.
   6.50%, 3/15/29           A           625         517
   6.875%, 2/15/28          A           380         331
Lucent Technologies,
  Inc.
   6.45%, 3/15/29           A         1,100         919
May Department Stores
  Co.
   6.70%, 9/15/28           A+        1,010         844
Monsanto Co.
   6.60%, 12/1/28           AA-         910         812

                     (++)RATINGS       FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)    (000)(+)
-------------------------------------------------------
Neiman Marcus Group,
  Inc.
   6.65%, 6/1/08            BBB    $    685  $      618
News America
  Holdings, Inc.
   7.75%, 1/20/24           BBB-        240         223
   7.75%, 2/1/24            BBB-        440         408
   8.875%, 4/26/23          BBB-        295         306
Procter & Gamble Co.
   6.60%, 12/15/04          AA        1,010       1,007
(!) Raytheon Co.
   8.20%, 3/1/06            BBB-        445         460
   8.30%, 3/1/10            BBB-         90          94
Rockwell
  International Corp.
   6.70%, 1/15/28           A+          700         602
Sun Microsystems,
  Inc.
   7.65%, 8/15/09           BBB+        370         374
Time Warner Cos.,
  Inc.
   6.625%, 5/15/29          BBB         140         119
   7.25%, 9/1/08            BBB         210         208
U.S. Airways Corp.,
  Pass-Through
  Certificates
   8.11%, 2/20/17           AAA         330         336
  Series 98-1
   6.85%, 1/30/18           A+          856         769
United Technologies
  Corp.
   6.70%, 8/1/28            A+        1,205       1,085
Wal-Mart Stores, Inc.
   6.875%, 8/10/09          AA        1,700       1,686
-------------------------------------------------------
GROUP TOTAL                                      23,303
-------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

DOMESTIC FIXED
INCOME PORTFOLIO

                    (++)RATINGS       FACE
                       (STANDARD     AMOUNT       VALUE
(CONT'D)               & POOR'S)      (000)    (000)(+)
-------------------------------------------------------
NON-AGENCY FIXED RATE MORTGAGES (0.1%)
## Gemsco Mortgage
  Pass Through
  Certificate,
  Series 87-A
   8.635%, 11/25/10         AA     $    120  $      120
## Resolution Trust
  Corp.,
  Series 92-5C CMO
   8.613%, 1/25/26          AA           16          17
-------------------------------------------------------
GROUP TOTAL                                         137
-------------------------------------------------------
TELEPHONES (2.3%)
(#) AT&T Corp.
   6.50%, 3/15/29           AA-         700         583
BellSouth
  Telecommunications,
  Inc.
   6.375%, 6/1/28           AA-         745         631
Comcast Cable
  Communications
   8.375%, 5/1/07           BBB         185         193
GTE Corp.
   6.94%, 4/15/28           A+        1,190       1,080
MCI Communications
  Corp.
   6.95%, 8/15/06           A-          170         167
MCI WorldCom, Inc.
   6.95%, 8/15/28           A-          890         810
(!) Qwest Capital
  Funding
   7.90%, 8/15/10           BBB+        720         734
-------------------------------------------------------
GROUP TOTAL                                       4,198
-------------------------------------------------------

                       !!RATINGS       FACE
                       (STANDARD     AMOUNT       VALUE
                       & POOR'S)      (000)      (000)!
-------------------------------------------------------
TRANSPORTATION (0.8%)
Continental Airlines,
  Inc.,
  Series 99-1 A
   6.545%, 8/2/20           AA+    $    428  $      397
(!) Jet Equipment
  Trust,
  Series 94-A A11
   10.00%, 6/15/12          A+          395         440
# United Parcel
  Service
   8.375%, 4/1/20           AAA         575         635
-------------------------------------------------------
GROUP TOTAL                                       1,472
-------------------------------------------------------
UTILITIES (0.5%)
CMS Panhandle
  Holdings Co.
   7.00%, 7/15/29           BBB-        640         537
(!) Southern Energy,
  Inc.
   7.90%, 7/15/09           BBB         360         341
-------------------------------------------------------
GROUP TOTAL                                         878
-------------------------------------------------------
TOTAL FIXED INCOME (Cost $210,959)              207,423
-------------------------------------------------------
PREFERRED STOCK (0.5%)
-------------------------------------------------------
                                     SHARES
                                     ------
MORTGAGE-OTHER (0.5%)
(!)+ Home Ownership
  Funding Corp.
   13.331% (Cost
     $869)                  Aaa       1,200         900
-------------------------------------------------------
CASH EQUIVALENTS (22.0%)
-------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                    (++)RATINGS     FACE
                       (STANDARD    AMOUNT     VALUE
                       & POOR'S)    (000)     (000)(+)
-------------------------------------------------------
DISCOUNT NOTES (14.1%)
Federal Home Loan Bank
   6.405%, 10/4/00          Agy    $  8,000  $    7,996
Federal Home Loan Mortgage
  Corporation
   6.21%, 11/14/00          Agy       8,000       7,938
Federal National Mortgage
  Association
   6.19%, 11/22/00          Agy      10,000       9,907
-------------------------------------------------------
GROUP TOTAL                                      25,841
-------------------------------------------------------
REPURCHASE AGREEMENT (7.9%)
Chase Securities, Inc. 6.40%,
  dated 9/29/00, due 10/2/00, to
  be repurchased at $14,460,
  collateralized by various U.S.
  Government Obligations, due
  11/2/00-3/29/01, valued at
  $14,597                            14,452      14,452
-------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $40,293)            40,293
-------------------------------------------------------
TOTAL INVESTMENTS (135.5%) (Cost $252,121)      248,616
-------------------------------------------------------

                                               VALUE
                                               (000)(+)
-------------------------------------------------------
-------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-35.5%)
Dividends Receivable                         $       40
Interest Receivable                               2,002
Receivable for Investments Sold                   4,797
Receivable for Fund Shares Sold                     199
Investments Held as Collateral for Loaned
  Securities                                     15,563
Unrealized Gain on Swap Agreements                  491
Other Assets                                         12
Payable for Bank Overdraft                       (3,613)
Payable for Investments Purchased                (1,827)
Payable for Forward Commitments                 (66,859)
Payable for Fund Shares Redeemed                    (73)
Payable for Investment Advisory Fees               (147)
Payable for Administrative Fees                     (12)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                       (11)
Payable for Variation Margin on Futures
  Contracts                                         (64)
Collateral on Securities Loaned, at Value       (15,563)
Other Liabilities                                   (42)
                                             ----------
                                                (65,107)
-------------------------------------------------------
NET ASSETS (100%)                            $  183,509
-------------------------------------------------------
INSTITUTIONAL CLASS
-------------------------------------------------------
NET ASSETS
Applicable to 17,381,828 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)               $  181,884
-------------------------------------------------------
NET ASSET VALUE PER SHARE                    $    10.46
-------------------------------------------------------
ADVISER CLASS
-------------------------------------------------------
NET ASSETS
Applicable to 155,800 outstanding shares of
  beneficial interest (unlimited
  authorization, no par value)               $    1,625
-------------------------------------------------------
NET ASSET VALUE PER SHARE                    $    10.43
-------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

DOMESTIC FIXED
INCOME PORTFOLIO

                                                VALUE
                                               (000)(+)
-------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                              $  191,703
Undistributed Net Investment Income (Loss)        3,136
Undistributed Realized Net Gain (Loss)           (8,473)
Unrealized Appreciation (Depreciation) on:
   Investment Securities                         (3,505)
   Futures and Swaps                                648
-------------------------------------------------------
NET ASSETS                                   $  183,509
-------------------------------------------------------

(+)    See Note A1 to Financial Statements.
(++)   Ratings are unaudited.
(!)    144A security. Certain conditions for public sale
        may exist.
(#)    A portion of these securities was pledged to cover
        margin requirements for futures contracts.
+      Moody's Investors Service, Inc. rating. Security is
        not rated by Standard & Poor's Corporation.
#      Step Bond-Coupon rate increases in increments to
        maturity. Rate disclosed is as of September 30,
        2000. Maturity date disclosed is the ultimate
        maturity.
##     Variable or floating rate securities-rate disclosed
        is as of September 30, 2000.
@      Value is less than $500.
CMO    Collateralized Mortgage Obligation
Inv    Inverse Floating Rate-Interest rate fluctuates with
  Fl    an inverse relationship to an associated interest
        rate. Indicated rate is the effective rate at
        September 30, 2000.
IO     Interest Only
N/R    Not rated by Moody's Investors Service, Inc. or
        Standard & Poor's Corporation.
PAC    Planned Amortization Class
PO     Principal Only
REMIC  Real Estate Mortgage Investment Conduit
TBA    Security is subject to delayed delivery. See Note
        A7 to Financial Statements.
YMA    Yield Maintenance Agreement

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                     SMALL CAP        MID CAP
                                                                          VALUE          VALUE         GROWTH
                                                                      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                             ---------------------------------------------
                                                                                       Year Ended September 30, 2000
(In Thousands)
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends                                                       $    19,234    $     9,912    $     1,984
    Interest                                                                984          5,592          6,971
--------------------------------------------------------------------------------------------------------------------
       Total Income                                                      20,218         15,504          8,955
--------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Services--Note B                                  5,261          9,073         11,237
    Administrative Fee--Note C                                              842            968          1,795
    Custodian Fee--Note E                                                   177            129            196
    Audit Fee                                                                34             23             22
    Legal Fee                                                                 6             18             39
    Filing & Registration Fees                                               54             63            334
    Shareholder Servicing Fee--Investment Class shares--Note D               10             --             --
    Distribution Fees--Adviser Class shares--Note D                         625             87          1,648
    Other Expenses                                                           79            106            271
--------------------------------------------------------------------------------------------------------------------
       Total Expenses                                                     7,088         10,467         15,542
--------------------------------------------------------------------------------------------------------------------
    Expense Offset--Note K                                                  (95)          (129)          (196)
--------------------------------------------------------------------------------------------------------------------
       Net Expenses                                                       6,993         10,338         15,346
--------------------------------------------------------------------------------------------------------------------
          Net Investment Income (Loss)                                   13,225          5,166         (6,391)
--------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities                                               (83,973)        91,380        363,641
--------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                               147,319        101,247        357,764
--------------------------------------------------------------------------------------------------------------------
          Net Gain (Loss)                                                63,346        192,627        721,405
--------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                         $    76,571    $   197,793    $   715,014
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                        DOMESTIC
                                                                         SMALL CAP          FIXED          FIXED
                                                                            GROWTH         INCOME         INCOME
                                                                         PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                             -------------------------------------------------
                                                                                          Year Ended September 30, 2000
(In Thousands)
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends                                                          $       325    $     3,652    $        70
    Interest                                                                   956        335,049         13,011
-----------------------------------------------------------------------------------------------------------------------
       Total Income                                                          1,281        338,701         13,081
-----------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Services--Note B                                     3,628         16,928           $664
                                                                                                     (22)
    Less Waived Fees                                                            --             --    642
    Administrative Fee--Note C                                                 290          3,611            142
    Custodian Fee--Note E                                                       63            344             16
    Audit Fee                                                                   22             46             24
    Legal Fee                                                                    7             50              3
    Filing & Registration Fees                                                  73             81             26
    Shareholder Servicing Fee--Investment Class shares--Note D                  --             74             --
    Distribution Fees--Adviser Class shares--Note D                             --            354              3
    Other Expenses                                                              44            409             46
-----------------------------------------------------------------------------------------------------------------------
       Total Expenses                                                        4,127         21,897            902
-----------------------------------------------------------------------------------------------------------------------
    Expense Offset--Note K                                                     (62)          (198)           (12)
-----------------------------------------------------------------------------------------------------------------------
       Net Expenses                                                          4,065         21,699            890
-----------------------------------------------------------------------------------------------------------------------
          Net Investment Income (Loss)                                      (2,784)       317,002         12,191
-----------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities                                                   24,174        (54,847)        (2,225)
    Futures and Swaps                                                           --        (40,916)        (1,716)
-----------------------------------------------------------------------------------------------------------------------
       Realized Net Gain (Loss)                                             24,174        (95,763)        (3,941)
-----------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                   81,574         58,467          1,077
    Futures and Swaps                                                           --         29,612            897
-----------------------------------------------------------------------------------------------------------------------
       Unrealized Appreciation (Depreciation)                               81,574         88,079          1,974
-----------------------------------------------------------------------------------------------------------------------
          Net Gain (Loss)                                                  105,748         (7,684)        (1,967)
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                            $   102,964    $   309,318    $    10,224
-----------------------------------------------------------------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                              STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                      SMALL CAP
                                                                            VALUE                       VALUE
                                                                          PORTFOLIO                   PORTFOLIO
                                                                             -----------------------------------------------
                                                                                 Year Ended                  Year Ended
                                                                              September 30,               September 30,
                                                                        -------------------          ------------------
(In Thousands)                                                           1999          2000         1999           2000
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income (Loss)                                   $    27,701    $   13,225    $   5,904    $     5,166
   Realized Net Gain (Loss)                                           122,925       (83,973)      83,605         91,380
   Change in Unrealized Appreciation (Depreciation)                   134,138       147,319       85,609        101,247
----------------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) in Net Assets Resulting from
        Operations                                                    284,764        76,571      175,118        197,793
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A10
   INSTITUTIONAL CLASS:
    Net Investment Income                                             (30,731)      (12,262)      (2,892)        (7,001)
    Realized Net Gain                                                (346,188)      (25,846)    (101,623)       (68,195)
    In Excess of Realized Net Gain                                         --       (85,794)          --             --
   INVESTMENT CLASS:
    Net Investment Income                                                (270)          (91)          --             --
    Realized Net Gain                                                  (3,540)         (240)          --             --
    In Excess of Realized Net Gain                                         --          (797)          --             --
   ADVISER CLASS +:
    Net Investment Income                                              (4,810)       (2,959)          --           (149)
    Realized Net Gain                                                 (52,186)       (6,169)          --         (1,641)
    In Excess of Realized Net Gain                                         --       (20,478)          --             --
----------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                            (437,725)     (154,636)    (104,515)       (76,986)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
   INSTITUTIONAL CLASS:
    Issued                                                            348,999       312,026      288,575        571,381
    In Lieu of Cash Distributions                                     327,810       115,045      103,439         72,087
    Redeemed                                                       (1,761,799)     (749,814)    (282,283)      (390,031)
   INVESTMENT CLASS:
    Issued                                                              6,883         8,807           --             --
    In Lieu of Cash Distributions                                       2,822         1,055           --             --
    Redeemed                                                          (23,620)      (14,802)          --             --
   ADVISER CLASS +:
    Issued                                                             78,928       298,268       20,392         39,376
    In Lieu of Cash Distributions                                      51,418        28,994           --          1,789
    Redeemed                                                         (173,003)     (268,601)      (3,709)       (12,276)
----------------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) from Capital Share
        Transactions                                               (1,141,562)     (269,022)     126,414        282,326
----------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                                       (1,294,523)     (347,087)     197,017        403,133
NET ASSETS:
   Beginning of Period                                              2,638,035     1,343,512      716,729        913,746
----------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                                                  $ 1,343,512    $  996,425    $ 913,746    $ 1,316,879
----------------------------------------------------------------------------------------------------------------------------
   Undistributed net investment income (loss) included in
    end of period net assets                                      $     5,140    $    3,037    $   5,379    $     2,844
----------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
   INSTITUTIONAL CLASS:
    Shares Issued                                                      22,907        25,445       15,813         26,596
    In Lieu of Cash Distributions                                      23,236         9,841        6,346          3,849
    Shares Redeemed                                                  (117,686)      (60,973)     (15,199)       (18,734)
----------------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) in Institutional Class Shares
        Outstanding                                                   (71,543)      (25,687)       6,960         11,711
----------------------------------------------------------------------------------------------------------------------------
   INVESTMENT CLASS:
    Shares Issued                                                         440           722           --             --
    In Lieu of Cash Distributions                                         200            90           --             --
    Shares Redeemed                                                    (1,547)       (1,208)          --             --
----------------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) in Investment Class Shares
        Outstanding                                                      (907)         (396)          --             --
----------------------------------------------------------------------------------------------------------------------------
   ADVISER CLASS +:
    Shares Issued                                                       5,078        23,931        1,062          1,863
    In Lieu of Cash Distributions                                       3,645         2,483           --             95
    Shares Redeemed                                                   (11,461)      (21,681)        (197)          (568)
----------------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) in Adviser Class Shares
        Outstanding                                                    (2,738)        4,733          865          1,390
----------------------------------------------------------------------------------------------------------------------------

+ The Small Cap Value Portfolio began offering Adviser Class shares on January 22, 1999.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   MID CAP                     SMALL CAP
                                                                   GROWTH                      GROWTH
                                                                   PORTFOLIO                   PORTFOLIO
                                                                         ------------------------------------------------
                                                                                 Year Ended               Year Ended
                                                                              September 30,            September 30,
                                                                      ---------------------        -----------------
(In Thousands)                                                           1999          2000        1999         2000
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income (Loss)                                    $     (943)   $   (6,391)   $   (154)   $  (2,784)
   Realized Net Gain (Loss)                                           237,742       363,641      15,676       24,174
   Change in Unrealized Appreciation (Depreciation)                   102,485       357,764      12,161       81,574
-------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets Resulting from
        Operations                                                    339,284       715,014      27,683      102,964
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A10
   INSTITUTIONAL CLASS:
     Net Investment Income                                                 (2)           --          --           --
     Realized Net Gain                                                (77,567)     (150,641)         --      (20,468)
   ADVISER CLASS:
     Net Investment Income                                                 --            --          --           --
     Realized Net Gain                                                (14,328)      (53,376)         --           --
-------------------------------------------------------------------------------------------------------------------------
       Total Distributions                                            (91,897)     (204,017)         --      (20,468)
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
   INSTITUTIONAL CLASS:
     Issued                                                           565,037     1,442,060      81,536      547,479
     In Lieu of Cash Distributions                                     71,047       144,239          --       18,296
     Redeemed                                                        (486,282)     (631,836)    (18,994)    (303,602)
   ADVISER CLASS:
     Issued                                                           181,375       636,003          --           --
     In Lieu of Cash Distributions                                     14,192        52,577          --           --
     Redeemed                                                         (24,798)     (113,567)         --           --
-------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from Capital Share
        Transactions                                                  320,571     1,529,476      62,542      262,173
-------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                                          567,958     2,040,473      90,225      344,669
NET ASSETS:
   Beginning of Period                                                481,013     1,048,971       3,004       93,229
-------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                                                   $1,048,971    $3,089,444    $ 93,229    $ 437,898
-------------------------------------------------------------------------------------------------------------------------
   Undistributed net investment income (loss) included in
     end of period net assets                                      $        2    $       --    $     --    $      --
-------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
   INSTITUTIONAL CLASS:
     Shares Issued                                                     24,011        43,878       3,253       10,932
     In Lieu of Cash Distributions                                      3,801         5,005          --          412
     Shares Redeemed                                                  (20,418)      (19,341)       (715)      (5,963)
-------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Institutional Class Shares
        Outstanding                                                     7,394        29,542       2,538        5,381
-------------------------------------------------------------------------------------------------------------------------
   ADVISER CLASS:
     Shares Issued                                                      7,873        19,541          --           --
     In Lieu of Cash Distributions                                        763         1,839          --           --
     Shares Redeemed                                                   (1,101)       (3,509)
-------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Adviser Class Shares
        Outstanding                                                     7,535        17,871          --           --
-------------------------------------------------------------------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                              STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                 DOMESTIC
                                                                     FIXED                       FIXED
                                                                     INCOME                      INCOME
                                                                     PORTFOLIO                   PORTFOLIO
                                                                          ------------------------------------------------
                                                                            Year Ended                Year Ended
                                                                          September 30,             September 30,
                                                                       -------------------         ----------------
(In Thousands)                                                             1999          2000        1999        2000
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income (Loss)                                      $  314,624    $  317,002    $  9,280    $ 12,191
   Realized Net Gain (Loss)                                            (123,134)      (95,763)     (5,139)     (3,941)
   Change in Unrealized Appreciation (Depreciation)                    (176,179)       88,079      (6,558)      1,974
--------------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) in Net Assets Resulting from
        Operations                                                       15,311       309,318      (2,417)     10,224
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A10
   INSTITUTIONAL CLASS:
    Net Investment Income                                              (273,978)     (295,280)     (6,519)    (11,589)
    Realized Net Gain                                                        --            --          --          --
    In Excess of Realized Net Gain                                     (112,821)           --      (2,430)         --
   INVESTMENT CLASS:
    Net Investment Income                                                (2,372)       (3,205)         --          --
    Realized Net Gain                                                        --            --          --          --
    In Excess of Realized Net Gain                                       (1,138)           --          --          --
   ADVISER CLASS +:
    Net Investment Income                                                (7,874)       (9,437)        (21)        (84)
    Realized Net Gain                                                        --            --          --          --
    In Excess of Realized Net Gain                                       (3,280)           --          --          --
--------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                              (401,463)     (307,922)     (8,970)    (11,673)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
   INSTITUTIONAL CLASS:
    Issued                                                              958,460       758,396     152,307      20,810
    In Lieu of Cash Distributions                                       349,941       261,360       8,513      11,332
    Redeemed                                                         (1,222,480)   (1,272,237)    (35,643)    (38,673)
   INVESTMENT CLASS:
    Issued                                                               24,497        31,847          --          --
    In Lieu of Cash Distributions                                         2,637         2,599          --          --
    Redeemed                                                            (33,777)      (10,059)         --          --
   ADVISER CLASS +:
    Issued                                                               38,314        40,570       1,807       1,956
    In Lieu of Cash Distributions                                         8,285         7,098          21          84
    Redeemed                                                            (25,174)      (44,532)       (608)     (1,603)
--------------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) from Capital Share
        Transactions                                                    100,703      (224,958)    126,397      (6,094)
--------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                                           (285,449)     (223,562)    115,010      (7,543)
NET ASSETS:
   Beginning of Period                                                4,805,262     4,519,813      76,042     191,052
--------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                                                     $4,519,813    $4,296,251    $191,052    $183,509
--------------------------------------------------------------------------------------------------------------------------
   Undistributed net investment income (loss) included in
    end of period net assets                                         $   82,491    $   83,032    $  2,949    $  3,136
--------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
   INSTITUTIONAL CLASS:
    Shares Issued                                                        82,479        69,172      13,812       2,028
    In Lieu of Cash Distributions                                        30,023        23,857         784       1,107
    Shares Redeemed                                                    (105,699)     (115,079)     (3,266)     (3,756)
--------------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) in Institutional Class Shares
        Outstanding                                                       6,803       (22,050)     11,330        (621)
--------------------------------------------------------------------------------------------------------------------------
   INVESTMENT CLASS:
    Shares Issued                                                         2,128         2,884          --          --
    In Lieu of Cash Distributions                                           225           237          --          --
    Shares Redeemed                                                      (2,881)         (914)         --          --
--------------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) in Investment Class Shares
        Outstanding                                                        (528)        2,207          --          --
--------------------------------------------------------------------------------------------------------------------------
   ADVISER CLASS +:
    Shares Issued                                                         3,302         3,701         167         192
    In Lieu of Cash Distributions                                           710           648           2           8
    Shares Redeemed                                                      (2,166)       (4,053)        (56)       (157)
--------------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) in Adviser Class Shares
        Outstanding                                                       1,846           296         113          43
--------------------------------------------------------------------------------------------------------------------------

+ The Domestic Fixed Income Portfolio began offering Adviser Class shares on
  March 1, 1999.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


VALUE PORTFOLIO                                                                          Institutional Class
                                                                -----------------------------------------------------------------
                                                                                       Year Ended September 30,
                                                                -----------------------------------------------------------------
                                                                1996      1997(+)          1998       1999(+)      2000(+)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $    14.89    $    15.61    $    20.37    $    15.16    $  13.59
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                       0.30          0.34          0.34          0.21        0.16
    Net Realized and Unrealized Gain (Loss) on
      Investments                                               2.20          5.75         (3.38)         1.11        0.95
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                2.50          6.09         (3.04)         1.32        1.11
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                      (0.32)        (0.30)        (0.36)        (0.28)      (0.18)
    Realized Net Gain                                          (1.46)        (1.03)        (1.81)        (2.61)      (1.27)
    In Excess of Realized Net Gain                                --            --            --            --       (0.39)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                            (1.78)        (1.33)        (2.17)        (2.89)      (1.84)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $    15.61    $    20.37    $    15.16    $    13.59    $  12.86
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                  18.41%        41.25%       (16.41%)        8.30%       9.67%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                 $1,844,740    $3,542,772    $2,288,236    $1,079,356    $690,859
    Ratio of Expenses to Average Net Assets (1)                0.61%         0.62%         0.60%         0.63%       0.61%
    Ratio of Net Investment Income to Average Net
      Assets                                                   2.07%         1.93%         1.76%         1.38%       1.32%
    Portfolio Turnover Rate                                      53%           46%           56%           53%         50%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF
    EXPENSES TO AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                            0.60%         0.61%         0.59%         0.62%       0.60%
---------------------------------------------------------------------------------------------------------------------------------

(+) Per share amounts are based on average shares outstanding.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                  For a Share Outstanding Throughout Each Period

                                                              Investment Class
                                          -------------------------------------------------------
VALUE PORTFOLIO
                                                May 6,
                                             1996** to                 Year Ended September 30,
                                             September              ---------------------------
                                                   30,    1997(+)     1998    1999(+)   2000(+)
                                                  1996

-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                   $      14.97   $ 15.60   $  20.36   $ 15.15   $ 13.58
-------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                         0.12      0.31       0.31      0.19      0.15
    Net Realized and Unrealized
      Gain (Loss) on Investments                  0.59      5.75      (3.38)     1.12      0.94
-------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                  0.71      6.06      (3.07)     1.31      1.09
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                        (0.08)    (0.27)     (0.33)    (0.27)    (0.15)
    Realized Net Gain                               --     (1.03)     (1.81)    (2.61)    (1.27)
    In Excess of Realized Net
      Gain                                          --        --         --        --     (0.39)
-------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                              (0.08)    (1.30)     (2.14)    (2.88)    (1.81)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $      15.60   $ 20.36   $  15.15   $ 13.58   $ 12.86
-------------------------------------------------------------------------------------------------
TOTAL RETURN                                     4.78%    41.01%    (16.55%)    8.20%     9.50%
-------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period
      (Thousands)                         $      9,244   $29,847   $ 24,527   $ 9,673   $ 4,069
    Ratio of Expenses to Average
      Net Assets (2)                             0.76%*    0.80%      0.75%     0.78%     0.76%
    Ratio of Net Investment
      Income to Average
      Net Assets                                 2.05%*    1.75%      1.62%     1.25%     1.19%
    Portfolio Turnover Rate                        53%       46%        56%       53%       50%
-------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON
    THE RATIO OF EXPENSES TO
    AVERAGE NET ASSETS:
    Reduction in Ratio due to
      Expense
      Reimbursement/Waiver                         N/A     0.09%        N/A       N/A       N/A
    Ratio Including Expense
      Offsets                                    0.75%*    0.79%      0.74%     0.77%     0.75%
-------------------------------------------------------------------------------------------------


                                                             Adviser Class
VALUE PORTFOLIO                    ---------------------------------------------------------------

                                        July 17,
                                      1996*** to
                                       September             Year Ended September 30,
                                             30,   -----------------------------------------------
                                            1996    1997(+)   1998      1999(+)    2000(+)

--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                             $      14.11   $  15.61 $  20.35   $  15.13   $  13.57
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                   0.01       0.30     0.29       0.17       0.13
    Net Realized and Unrealized
      Gain (Loss) on Investments            1.49       5.74    (3.38)      1.12       0.94
--------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS            1.50       6.04    (3.09)      1.29       1.07
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                     --      (0.27)   (0.32)     (0.24)     (0.15)
    Realized Net Gain                         --      (1.03)   (1.81)     (2.61)     (1.27)
    In Excess of Realized Net
      Gain                                    --         --       --         --      (0.39)
--------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           --      (1.30)   (2.13)     (2.85)     (1.81)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD      $      15.61   $  20.35 $  15.13   $  13.57   $  12.83
--------------------------------------------------------------------------------------------------
TOTAL RETURN                              10.63%     40.87%  (16.66%)     8.10%      9.31%
--------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period
      (Thousands)                   $     15,493   $201,253 $325,272   $254,483   $301,497
    Ratio of Expenses to Average
      Net Assets (2)                       0.86%*     0.90%    0.85%      0.88%      0.86%
    Ratio of Net Investment
      Income to Average
      Net Assets                           1.66%*     1.63%    1.52%      1.10%      1.05%
    Portfolio Turnover Rate                  53%        46%      56%        53%        50%
--------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON
    THE RATIO OF EXPENSES TO
    AVERAGE NET ASSETS:
    Reduction in Ratio due to
      Expense
      Reimbursement/Waiver                   N/A        N/A      N/A        N/A        N/A
    Ratio Including Expense
      Offsets                              0.85%*     0.89%    0.84%      0.87%      0.85%
--------------------------------------------------------------------------------------------------

*    Annualized
**   Initial offering of Investment Class shares
***  Initial offering of Adviser Class shares
-----------------------------------------------------------------
(+)  Per share amounts are based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period

                                                                                         Institutional Class
                                                                -----------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO                                                               Year Ended September 30,
                                                                -----------------------------------------------------------------
                                                                    1996        1997        1998      1999(+)        2000(+)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $ 18.28     $ 19.64     $ 24.97     $ 17.37     $   18.62
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                           0.18        0.15        0.16        0.13          0.09
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                   3.62        8.39       (4.33)       3.65          4.01
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                    3.80        8.54       (4.17)       3.78          4.10
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                          (0.20)      (0.11)      (0.14)      (0.07)        (0.14)
    Realized Net Gain                                              (2.24)      (3.10)      (3.29)      (2.46)        (1.40)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                (2.44)      (3.21)      (3.43)      (2.53)        (1.54)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $  19.64    $  24.97    $  17.37    $  18.62    $    21.18
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                      24.00%      49.81%     (18.34%)     23.83%        23.11%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                       $585,457    $897,396    $716,729    $897,629    $1,269,171
    Ratio of Expenses to Average Net Assets (1)                    0.86%       0.86%       0.86%       0.86%         0.86%
    Ratio of Net Investment Income to Average Net Assets           0.99%       0.70%       0.71%       0.70%         0.43%
    Portfolio Turnover Rate                                         145%        107%        163%        251%          193%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                                0.86%       0.86%       0.86%       0.86%         0.85%
---------------------------------------------------------------------------------------------------------------------------------

(+) Per share amounts are based on average shares outstanding.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                  For a Share Outstanding Throughout Each Period

SMALL CAP VALUE PORTFOLIO                                                         Adviser Class
                                                                  ------------------------------------
                                                                    January 22,            Year
                                                                      1999** to           Ended
                                                                  September 30,   September 30,
                                                                        1999(+)         2000(+)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $ 17.32         $ 18.62
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                                  0.06            0.04
    Net Realized and Unrealized Gain (Loss) on Investments                 1.24            4.02
------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                           1.30            4.06
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                    --           (0.13)
    Realized Net Gain                                                        --           (1.40)
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                          --           (1.53)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $ 18.62         $ 21.15
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              7.51%          22.83%
------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                               $16,117         $47,708
    Ratio of Expenses to Average Net Assets (2)                           1.11%*          1.11%
    Ratio of Net Investment Income to Average Net Assets                  0.45%*          0.18%
    Portfolio Turnover Rate                                                251%            193%
------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
    AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                                       1.10%*          1.10%
------------------------------------------------------------------------------------------------------

*    Annualized
**   Initial offering of Adviser Class shares
-----------------------------------------------------------------
(+)  Per share amounts are based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                                                                                          Institutional Class
                                                                  --------------------------------------------------------------
MID CAP GROWTH PORTFOLIO                                                                 Year Ended September 30,
                                                                  --------------------------------------------------------------
                                                                      1996        1997        1998        1999          2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $  18.60    $  20.53    $  21.84    $  18.62    $    25.77
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income (Loss)                                      0.01       (0.01)      (0.03)      (0.01)        (0.06)
    Net Realized and Unrealized Gain (Loss) on Investments            4.70        4.75        0.24       10.65         13.71
--------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                      4.71        4.74        0.21       10.64         13.65
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                            (0.03)         --          --       (0.00)(#)        --
    Realized Net Gain                                                (2.75)      (3.43)      (3.43)      (3.49)        (4.27)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                  (2.78)      (3.43)      (3.43)      (3.49)        (4.27)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $  20.53    $  21.84    $  18.62    $  25.77    $    35.15
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        28.81%      28.05%       2.00%      64.27%        56.60%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                         $403,281    $446,963    $429,955    $785,659    $2,109,750
    Ratio of Expenses to Average Net Assets (1)                      0.60%       0.63%       0.62%       0.62%         0.62%
    Ratio of Net Investment Income to Average Net Assets             0.04%      (0.07%)     (0.13%)     (0.07%)       (0.21%)
    Portfolio Turnover Rate                                           141%        134%        172%        208%          169%
--------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
   AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                                  0.60%       0.61%       0.60%       0.60%         0.61%
--------------------------------------------------------------------------------------------------------------------------------

(#)  Amount is less than $0.01 per share.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                  For a Share Outstanding Throughout Each Period


                                                                                         Adviser Class
                                                                     -------------------------------------------------
                                                                    January 31,           Year Ended September 30,
                                                                      1997** to         --------------------------
                                                                  September 30,                   1999        2000
MID CAP GROWTH PORTFOLIO                                                   1997       1998
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $       17.04    $ 21.81    $  18.55    $  25.59
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income (Loss)                                          (0.02)     (0.03)      (0.05)      (0.09)
    Net Realized and Unrealized Gain (Loss) on Investments                 4.79       0.20       10.58       13.56
----------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                           4.77       0.17       10.53       13.47
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Realized Net Gain                                                        --      (3.43)      (3.49)      (4.27)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $       21.81    $ 18.55    $  25.59    $  34.79
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                             27.99%      1.79%      63.87%      56.24%
----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                         $       1,200    $51,058    $263,312    $979,694
    Ratio of Expenses to Average Net Assets (2)                           0.88%*     0.87%       0.88%       0.87%
    Ratio of Net Investment Income to Average Net Assets                 (0.41%)*   (0.25%)     (0.31%)     (0.46%)
    Portfolio Turnover Rate                                                134%       172%        208%        169%
----------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
   AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                                       0.86%*     0.84%       0.86%       0.86%
----------------------------------------------------------------------------------------------------------------------

*    Annualized
**   Initial offering of Adviser Class shares

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                                                                                   Institutional Class
                                                                   ----------------------------------------------------
                                                                        June 30,         Year Ended September 30,
                                                                       1998** to     ----------------------------------
                                                                       September
                                                                             30,        1999(+)           2000
SMALL CAP GROWTH PORTFOLIO                                                  1998
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $      10.00    $       8.57    $      32.28
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income (Loss)                                           (0.01)          (0.13)          (0.34)
    Net Realized and Unrealized Gain (Loss) on Investments                 (1.42)          23.84           25.42
-----------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                           (1.43)          23.71           25.08
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Realized Net Gain                                                         --              --           (4.40)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $       8.57    $      32.28    $      52.96
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                             (14.30%)        276.66%          80.31%
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                           $      3,004    $     93,229    $    437,898
    Ratio of Expenses to Average Net Assets (1)                            1.16%*          1.18%           1.14%
    Ratio of Net Investment Income (Loss) to Average Net
      Assets                                                              (0.46%)*        (0.50%)         (0.77%)
    Portfolio Turnover Rate                                                  67%            300%            206%
-----------------------------------------------------------------------------------------------------------------------
(1)  SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
 AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense Reimbursement/Waiver                 3.67%*          0.15%             N/A
    Ratio Including Expense Offsets                                        1.15%*          1.15%           1.12%
-----------------------------------------------------------------------------------------------------------------------

(+)  Per share amounts are based on average shares outstanding.
*    Annualized
**   Commencement of Operations

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                  For a Share Outstanding Throughout Each Period


                                                                                        Institutional Class
                                                           ----------------------------------------------------------------------

FIXED INCOME PORTFOLIO                                                                 Year Ended September 30,
                                                           ----------------------------------------------------------------------
                                                                 1996        1997(+)        1998(+)       1999(+)       2000(+)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    11.82    $    11.83    $    12.22    $    12.22    $    11.26
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                        0.78          0.80          0.78          0.77          0.77
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                0.08          0.50          0.14         (0.72)        (0.02)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                 0.86          1.30          0.92          0.05          0.75
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                       (0.79)        (0.78)        (0.75)        (0.71)        (0.76)
    Realized Net Gain                                           (0.06)        (0.13)        (0.17)           --            --
    In Excess of Realized Net Gain                                 --            --            --         (0.30)           --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                             (0.85)        (0.91)        (0.92)        (1.01)        (0.76)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $    11.83    $    12.22    $    12.22    $    11.26    $    11.25
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    7.63%        11.47%         7.90%         0.33%         7.02%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                  $1,790,146    $3,219,987    $4,625,015    $4,338,939    $4,087,553
    Ratio of Expenses to Average Net Assets (1)                 0.48%         0.49%         0.48%         0.48%         0.48%
    Ratio of Net Investment Income to Average Net
      Assets                                                    6.77%         6.73%         6.49%         6.62%         7.03%
    Portfolio Turnover Rate                                      162%          179%          121%          103%           62%
---------------------------------------------------------------------------------------------------------------------------------
(1)  SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES
    TO AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                             0.48%         0.48%         0.47%         0.47%         0.47%
---------------------------------------------------------------------------------------------------------------------------------

(+) Per share amounts are based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                                                             Investment Class                     Adviser Class
                                    ------------------------------------------- -----------------------------------------------
                                    October 15,                    Year Ended    November 7,                       Year Ended
                                      1996** to                 September 30,     1996*** to                    September 30,
                                      September        ----------------------      September        ---------------------------
                                            30,              1999(+)  2000(+)             30,                1999(+)    2000(+)
FIXED INCOME PORTFOLIO                  1997(+)    1998(+)                            1997(+)     1998(+)
-------------------------------------------------------------------------------- ----------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                            $      11.80   $ 12.22   $ 12.22   $ 11.27    $      12.04   $  12.22   $  12.23   $  11.26
-------------------------------------------------------------------------------- ----------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
    Net Investment Income                  0.75      0.76      0.76      0.76           0.70       0.75       0.74       0.75
    Net Realized and
      Unrealized Gain (Loss)
      on Investments                       0.40      0.14     (0.72)    (0.03)          0.20       0.14      (0.72)     (0.02)
-------------------------------------------------------------------------------- ----------------------------------------------
TOTAL FROM INVESTMENT
 OPERATIONS                                1.15      0.90      0.04      0.73           0.90       0.89       0.02       0.73
-------------------------------------------------------------------------------- -----------------------------------------------
DISTRIBUTIONS
    Net Investment Income                 (0.60)    (0.73)    (0.69)    (0.75)         (0.59)     (0.71)     (0.69)     (0.75)
    Realized Net Gain                     (0.13)    (0.17)       --        --          (0.13)     (0.17)        --         --
    In Excess of Realized Net
      Gain                                   --        --     (0.30)       --             --         --      (0.30)        --
-------------------------------------------------------------------------------- -----------------------------------------------
TOTAL DISTRIBUTIONS                       (0.73)    (0.90)    (0.99)    (0.75)         (0.72)     (0.88)     (0.99)     (0.75)
-------------------------------------------------------------------------------- -----------------------------------------------
NET ASSET VALUE, END OF PERIOD     $      12.22   $ 12.22   $ 11.27   $ 11.25    $     12.22   $  12.23   $  11.26   $  11.24
-------------------------------------------------------------------------------- -----------------------------------------------
TOTAL RETURN                             10.07%     7.72%     0.24%     6.84%          7.79%      7.63%      0.07%      6.79%
-------------------------------------------------------------------------------- -----------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period
      (Thousands)                  $      9,527   $48,944   $39,165   $63,944    $    76,683   $131,303   $141,709   $144,754
    Ratio of Expenses to
      Average Net Assets (2)              0.66%*    0.63%     0.63%     0.63%          0.77%*     0.73%      0.73%      0.73%
    Ratio of Net Investment
      Income to Average Net
      Assets                              6.57%*    6.31%     6.50%     6.89%          6.50%*     6.22%      6.38%      6.78%
    Portfolio Turnover Rate                179%      121%      103%       62%           179%       121%       103%        62%
-------------------------------------------------------------------------------- -----------------------------------------------
(2)  SUPPLEMENTAL INFORMATION
    ON THE RATIO OF EXPENSES
    TO AVERAGE NET ASSETS:
    Reduction in Ratio due to
      Expense
      Reimbursement/Waiver                0.12%*      N/A       N/A       N/A          0.01%*       N/A        N/A        N/A
    Ratio Including Expense
      Offsets                             0.65%*    0.62%     0.62%     0.62%          0.76%*     0.72%      0.72%      0.72%
-------------------------------------------------------------------------------- ------------------------------------------------

*    Annualized
**   Initial offering of Investment Class shares
***  Initial offering of Adviser Class shares
-----------------------------------------------------------------
(+)    Per share amounts are based on average shares outstanding.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                  For a Share Outstanding Throughout Each Period

DOMESTIC FIXED INCOME PORTFOLIO


                                                                                      Institutional Class

                                                                                   Year Ended September 30,
                                                                         ---------------------------------------------
                                                                        1996       1997       1998        1999       2000(+)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 11.03    $ 10.89    $ 11.27    $  11.40    $  10.55
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                               0.56       0.74       0.73        0.71        0.71
    Net Realized and Unrealized Gain (Loss) on Investments             (0.09)      0.33       0.32       (0.83)      (0.12)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                        0.47       1.07       1.05       (0.12)       0.59
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                              (0.57)     (0.67)     (0.79)      (0.52)      (0.68)
    Realized Net Gain                                                     --      (0.02)     (0.13)         --          --
    In Excess of Realized Net Gain                                     (0.04)        --         --       (0.21)         --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                    (0.61)     (0.69)     (0.92)      (0.73)      (0.68)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $ 10.89    $ 11.27    $ 11.40    $  10.55    $  10.46
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                           4.41%     10.20%      9.83%      (1.12%)      5.88%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                            $95,362    $96,954    $76,042    $189,860    $181,884
    Ratio of Expenses to Average Net Assets (1)                        0.52%      0.51%      0.51%       0.51%       0.51%
    Ratio of Net Investment Income to Average Net Assets               5.73%      6.48%      6.32%       6.09%       6.86%
    Portfolio Turnover Rate                                             168%       217%       145%        115%         51%
---------------------------------------------------------------------------------------------------------------------------------
(1)  SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
    AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense Reimbursement/Waiver             0.01%      0.01%      0.01%         N/A       0.01%
    Ratio Including Expense Offsets                                    0.50%      0.50%      0.50%       0.49%       0.50%
---------------------------------------------------------------------------------------------------------------------------------

(+) Per share amounts are based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period

DOMESTIC FIXED INCOME PORTFOLIO


                                                                            Adviser Class
                                                                       ----------------------------------
                                                                         March 1,             Year
                                                                        1999** to            Ended
                                                                    September 30,    September 30,
                                                                             1999            2000(+)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $       10.85   $        10.53
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                                    0.39             0.68
    Net Realized and Unrealized Gain (Loss) on Investments                  (0.43)           (0.11)
---------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                            (0.04)            0.57
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                   (0.28)           (0.67)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $       10.53   $        10.43
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                               (0.40%)           5.68%
---------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                           $       1,192   $        1,625
    Ratio of Expenses to Average Net Assets (2)                             0.75%*           0.76%
    Ratio of Net Investment Income to Average Net Assets                    6.73%*           6.61%
    Portfolio Turnover Rate                                                  115%              51%
---------------------------------------------------------------------------------------------------------
(2)  SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
    AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense Reimbursement/Waiver                    N/A            0.01%
    Ratio Including Expense Offsets                                         0.74%*           0.75%
---------------------------------------------------------------------------------------------------------

*    Annualized
**   Commencement of Operations
(+)  Per share amounts are based on average shares outstanding.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

MAS Funds (the "Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. At September 30, 2000, the Fund was comprised of twenty-four active portfolios (each referred to as a "Portfolio"). The Funds offer up to three different classes of shares for certain
Portfolios -- Institutional Class shares, Investment Class shares and Adviser Class shares.

Each class of shares has identical voting rights (except shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights, except each class bears different distribution or service fees as described in Note D. The accompanying financial statements and financial highlights are those of the Value Portfolio, Small Cap Value Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio, Fixed Income Portfolio and Domestic Fixed Income Portfolio only. The financial statements for the remaining Portfolios are presented separately.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements generally accepted in the United States of America. Accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Market values for equity securities listed on the New York Stock Exchange ("NYSE") or other U.S. exchanges or NASDAQ are based on the latest quoted sales prices as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on the valuation date; securities not traded on the valuation date are valued at the mean of the most recent quoted bid and asked prices. Equity securities not listed are valued at the mean of the most recent bid and asked prices. Securities listed on foreign exchanges are valued at the latest quoted sales prices on those exchanges. Bonds, including municipal bonds, and other fixed income securities are valued using brokers' quotations or on the basis of prices provided by a pricing service, which are based primarily on institutional trading in similar securities. Mortgage-backed securities issued by certain government-related organizations are valued using brokers' quotations based on a matrix system which considers such factors as other security prices, yields and maturities. Short-term securities maturing 60 days or less, are valued using the amortized cost method of valuation, which in the opinion of the Board of Trustees reflects fair value. Securities for which no quotations are readily available (including restricted securities) are valued at their fair value as determined in good faith

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    using methods approved by the Board of Trustees.

2. FEDERAL INCOME TAXES: It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its income and net capital gain. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of a default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Portfolios may transfer their uninvested cash balances into a joint trading account with other Portfolios of the Fund which invests in one or more repurchase agreements. Any such joint repurchase agreement is covered by the same collateral requirements as discussed above.

4. FUTURES: Financial futures contracts (secured by cash or securities deposited with brokers as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

    Futures contracts may be used by each Portfolio in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits from changes in the value of the related securities.

    Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in the prices of securities relating to these instruments. The change in value of futures contracts primarily corresponds with the value of their related securities, but may not precisely correlate with the change in value of such securities. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

5. SWAP AGREEMENTS: Each Portfolio, except the Mid Cap Growth Portfolio, may enter into swap agreements to exchange the interest rate on or return generated by one nominal instrument for the return generated by

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    another nominal instrument. The following summarizes interest rate swaps that may be entered into by the Portfolios:

    Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

    Realized gains or losses on maturity or termination of interest rate swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net payments to be received, if any, at the date of default.

6. STRUCTURED INVESTMENTS: Certain Portfolios may invest in structured investments whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, equity securities or other underlying instruments. A Portfolio uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

7. DELAYED DELIVERY COMMITMENTS: Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Liquid securities or cash is earmarked in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that, as asset earmarking reaches certain levels, a portfolio might lose some flexibility in managing its investments, responding to shareholder redemption

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    requests, or meeting other current obligations.

8. PURCHASED OPTIONS: Certain Portfolios may purchase call and put options on their portfolio securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The purchase of a call option might be intended to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the instrument at the exercise price. A Portfolio may purchase a put option to protect its holdings in the underlying instrument, or a similar instrument, against a substantial decline in the market value of such instrument by giving the Portfolio the right to sell the instrument at the option exercise price. Possible losses from purchased options cannot exceed the total amount invested.

9. FOREIGN EXCHANGE AND FORWARD CURRENCY CONTRACTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent of amounts actually received or paid.

    A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Each Portfolio (except the Mid Cap Growth and Domestic Fixed Income Portfolios) may enter into forward foreign currency contracts to protect securities and related receivables and payables against future changes in foreign exchange rates. Fluctuations in the value of such contracts are recorded as unrealized appreciation or depreciation; realized gains or losses, which are disclosed in the Statement of Operations, include net gains or losses on contracts which have been terminated by settlements. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contract, if any, at the date of default. Risks may also arise from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    At September 30, 2000, the net assets of certain Portfolios were substantially comprised of foreign-currency denominated securities and foreign currency. The net assets of these Portfolios are presented at the foreign exchange rates and market values at the close of the period. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, the components of realized and unrealized foreign currency gains (losses) representing foreign exchange changes on investments are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower level governmental supervision and regulation of foreign securities markets, relative currency valuation fluctuations and the possibility of political or economic instability.

10. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income, if any, are declared and paid quarterly except for the Mid Cap Growth, Small Cap Growth and Small Cap Value Portfolios, which are declared and paid annually. Net realized capital gains are distributed at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on securities, forwards and futures, including post October losses and permanent differences such as gain (loss) on in-kind redemptions (Note I), foreign currency transactions and gains on certain equity securities designated as issued by "passive foreign investment companies".

    Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income
    (loss), undistributed realized net gain (loss) and paid in capital. Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    calculating net investment income (loss) per share in the Financial Highlights.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold.

     Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios on the basis of their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. INVESTMENT ADVISORY FEE. Under the terms of an Investment Advisory Agreement, each Portfolio has agreed to pay Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser"), wholly owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co., for investment advisory services performed at a fee calculated by applying a quarterly rate based on an annual percentage rate to each Portfolio's average daily net assets for the quarter. For the year ended September 30, 2000, the investment advisory fees of each of the Portfolios were:

                    Annual        Voluntary Expense Limitations
                  Investment   ------------------------------------
                   Advisory    Institutional   Investment   Adviser
   Portfolio         Fee           Class         Class       Class
   ---------      ----------   -------------   ----------   -------
Value                0.500%           --%           --%         --%
Small Cap Value      0.750            --            --          --
Mid Cap Growth       0.500            --            --          --
Small Cap Growth     1.000          1.15            --          --
Fixed Income         0.375            --            --          --
Domestic Fixed
  Income             0.375          0.50            --        0.75

The Adviser has voluntarily agreed to reduce the fees payable to it and, if necessary, reimburse certain Portfolios so that annual operating expenses giving effect to custody fee offsets, will not exceed voluntary expense limitations established for each class of shares as presented in the table above.

C. ADMINISTRATION FEE. MAS serves as Administrator to the Fund pursuant to an Administration Agreement. Under the agreement, MAS receives an annual fee, accrued daily and payable monthly, of 0.08% of each Portfolio's average daily net assets. Chase Global Funds Services Company ("CGFSC") serves as Transfer Agent to the Fund and provides fund accounting and other services pursuant to a sub-administration agreement with MAS and receives compensation from MAS for these services.

D. DISTRIBUTOR. MAS Funds Distribution, Inc. ("MASDI" or the "Distributor"), a wholly owned subsidiary of Miller Anderson & Sherrerd LLP, is the distributor for the Fund. MASDI is a limited-

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

purpose broker/dealer whose only function is to distribute open-end mutual fund shares. The Distributor provides all classes of shares in each Portfolio with distribution services, and receives fees in connection with these services, pursuant to separate Distribution and Shareholder Servicing Plans (the "Plans") in accordance with Rule 12b-1 under the Investment Company Act of 1940.

Under the Plans, the Distributor is entitled to distribution fees and shareholder servicing fees for Adviser Class and Investment Class shares, respectively. The distribution fee is an asset-based fee to support distribution efforts and/or servicing of accounts. The Adviser Class of shares pays a distribution fee of 0.25% of average net assets of the class for such services under the 12b-1 plan adopted by the Fund. The Investment Class of shares pays a shareholder servicing fee of 0.15% of average net assets of the class. The shareholder servicing fee is used to support the expenses associated with servicing and maintaining accounts. Both fees are paid directly to MASDI. The distribution fee may be retained by MASDI if an Adviser Class shareholder invests directly through MASDI. Usually the fees are paid by MASDI to external organizations such as 401(k) alliance sponsors, brokers and bank trust departments who distribute MAS Funds to the public.

E. CUSTODY. The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

F. TRUSTEES' FEES. The Fund pays each Trustee, who is not an interested person, as defined under the Investment Company Act of 1940, as amended, an annual fee plus reimbursement of travel and other expenses incurred in attending Board meetings. Trustees who are also affiliated persons receive no remuneration for their service as Trustees.

Each eligible Trustee of the Fund who is not an officer or affiliated person participates in the Trustees' Deferred Compensation Plan. Under the Trustees' Deferred Compensation Plan, such Trustees must defer at least 25% of their fees and may elect to defer payment of up to 100% of their total fees earned as a Trustee of the Fund. These deferred amounts are invested in the Portfolios selected by the Trustee. Total trustees fees incurred, for the year ended September 30, 2000 by the Portfolios were $157,000.

Expenses incurred by the Fund for the year ended September 30, 2000, include legal fees paid to Morgan, Lewis & Bockius, LLP. A partner of that firm is an Assistant Secretary of the Fund.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

G. PORTFOLIO INVESTMENT ACTIVITY.

1. PURCHASES AND SALES OF SECURITIES: For the year ended September 30, 2000, purchases and sales of investment securities other than temporary cash investments were:

                             (000)
                    ------------------------
Portfolio           Purchases       Sales
---------           ----------    ----------
Value               $  519,886    $  918,331
Small Cap Value      2,299,826     2,126,764
Mid Cap Growth       4,938,677     3,604,260
Small Cap Growth       941,555       700,402
Fixed Income         3,486,871     4,310,304
Domestic Fixed
  Income               115,741       156,215

2. FEDERAL INCOME TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION): At September 30, 2000, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation (depreciation) of securities for Federal income tax purposes were:

                                              (000)
                       ----------------------------------------------------
Portfolio                 Cost      Appreciation   Depreciation      Net
---------              ----------   ------------   ------------   ---------
Value                  $  973,026     $144,673      $(126,818)    $  17,855
Small Cap Value         1,220,487      234,937       (127,355)      107,582
Mid Cap Growth          2,713,995      635,539       (171,450)      464,089
Small Cap Growth          354,363      113,814        (25,372)       88,442
Fixed Income            6,143,608       49,940       (153,585)     (103,645)
Domestic Fixed Income     252,144        1,554         (5,082)       (3,528)

3. FORWARD FOREIGN CURRENCY CONTRACTS: For the year ended September 30, 2000, there were no forward foreign currency contracts.

4. FUTURES CONTRACTS: At September 30, 2000, the following Portfolios had futures contracts open:

                                                                   Unrealized
                           Number      Aggregate                  Appreciation
                             of       Face Value    Expiration   (Depreciation)
Portfolio                 Contracts      (000)         Date          (000)
---------                 ---------   -----------   ----------   --------------
Purchases:
 FIXED INCOME
   U.S. Treasury
     2 yr. Note                 8     US$   1,600     Dec-00        $     2
   U.S. Treasury
     5 yr. Note               767     US$  77,107     Dec-00            560
 DOMESTIC FIXED INCOME
   U.S. Treasury
     2 yr. Note                 4     US$     800     Dec-00              3
   U.S. Treasury
     5 yr. Note                19     US$   1,910     Dec-00             14
Sales:
 FIXED INCOME
     90 Day Euro               12     EUR   2,801     Dec-00              1
                                                      Mar-01
   U.S. Treasury
     10 yr. Note            4,792     US$ 480,248     Dec-00         (1,555)
   U.S. Treasury
     Long Bond              5,564     US$ 548,923     Dec-00          8,620
 DOMESTIC FIXED INCOME
   U.S. Treasury
     10 yr. Note              384     US$  38,484     Dec-00           (157)
   U.S. Treasury
     Long Bond                194     US$  19,139     Dec-00            297

EUR  --   Euro
US$  --   U.S. Dollar

5. SWAP AGREEMENTS: At September 30, 2000, the following Portfolios had open Interest Rate Swap Agreements:

                                                       Unrealized
Notional                                              Appreciation
 Amount                                              (Depreciation)
 (000)                    Description                    (000)
-------------------------------------------------------------------
FIXED INCOME
$51,000     Agreement with Bankers Trust Company        $(2,551)
            terminating August 25, 2008 to pay 3
            month LIBOR quarterly and to receive
            fixed rate at 6.04% semiannually.

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                       Unrealized
Notional                                              Appreciation
 Amount                                              (Depreciation)
 (000)                    Description                    (000)
-------------------------------------------------------------------
$50,000     Agreement with Bankers Trust Company        $(2,318)
            terminating August 27, 2008 to pay 3
            month LIBOR quarterly and to receive
            fixed rate at 6.10% semiannually.
$41,000     Agreement with Deutsche Bank                   (243)
            terminating November 8, 2009 to pay 3
            month LIBOR monthly and to receive
            fixed rate at 6.81% semiannually.
$72,000     Agreement with Goldman Sachs                  3,412
            terminating March 2, 2030 to pay 3
            month LIBOR quarterly and to receive
            fixed rate at 7.36% semiannually.
$19,750     Agreement with Goldman Sachs                    872
            terminating March 3, 2030 to pay 3
            month LIBOR quarterly and to receive
            fixed rate at 7.34% semiannually.
$35,100     Agreement with Goldman Sachs                  1,423
            terminating March 9, 2030 to pay 3
            month LIBOR quarterly and to receive
            fixed rate at 7.31% semiannually.
$89,300     Agreement with Salomon Brothers               3,018
            terminating February 10, 2030 to pay 3
            month LIBOR quarterly and to receive
            fixed rate at 7.26% semiannually.
$40,200     Agreement with Salomon Brothers               1,545
            terminating March 10, 2030 to pay 3
            month LIBOR quarterly and to receive
            fixed rate at 7.29% semiannually.
$42,000     Agreement with Salomon Brothers               1,527
            terminating March 13, 2030 to pay 3
            month LIBOR quarterly and to receive
            fixed rate at 7.27% semiannually.
                                                        -------
                                                        $ 6,685
                                                        =======
DOMESTIC FIXED INCOME
   $900     Agreement with Bankers Trust Company          $ (45)
            terminating August 25, 2008 to pay 3
            month LIBOR quarterly and to receive
            fixed rate at 6.04% semiannually.
 $1,500     Agreement with Bankers Trust Company            (70)
            terminating August 27, 2008 to pay 3
            month LIBOR quarterly and to receive
            fixed rate at 6.10% semiannually.
 $9,000     Agreement with Deutsche Bank                    (53)
            terminating November 8, 2009 to pay 3
            month LIBOR monthly and to receive
            fixed rate at 6.81% semiannually.
 $7,350     Agreement with Salomon Brothers                 203
            terminating March 24, 2010 to pay 3
            month LIBOR quarterly and to receive
            fixed rate at 7.29% semiannually.

                                                       Unrealized
Notional                                              Appreciation
 Amount                                              (Depreciation)
 (000)                    Description                    (000)
-------------------------------------------------------------------
 $3,400     Agreement with Salomon Brothers                $115
            terminating February 10, 2030 to pay 3
            month LIBOR quarterly and to receive
            fixed rate at 7.26% semiannually.
 $2,800     Agreement with Goldman Sachs                    133
            terminating March 2, 2030 to pay 3
            month LIBOR quarterly and to receive
            fixed rate at 7.36% semiannually.
   $750     Agreement with Goldman Sachs                     33
            terminating March 3, 2030 to pay 3
            month LIBOR quarterly and to receive
            fixed rate at 7.34% semiannually.
 $1,350     Agreement with Goldman Sachs                     55
            terminating March 9, 2030 to pay 3
            month LIBOR quarterly and to receive
            fixed rate at 7.31% semiannually.
 $1,550     Agreement with Salomon Brothers                  60
            terminating March 10, 2030 to pay 3
            month LIBOR quarterly and to receive
            fixed rate at 7.29% semiannually.
 $1,650     Agreement with Salomon Brothers                  60
            terminating March 13, 2030 to pay 3
            month LIBOR quarterly and to receive
            fixed rate at 7.27% semiannually.
                                                        -------
                                                           $491
                                                        =======

                               LIBOR -- London Interbank Offer Rate

H. CAPITAL LOSS CARRY FORWARD. At September 30, 2000, the following Portfolios had available for Federal income tax purposes unused capital losses, all of which will expire on the indicated dates:

                                 Expiration Date
                                  September 30,
                                      (000)
                       -----------------------------------
      Portfolio         2003     2004     2007      2008
      ---------        ------   ------   ------   --------
Value                  $   --   $   --   $   --   $ 16,828
Fixed Income               --       --    2,005    111,596
Domestic Fixed Income      --       --      262      4,325

I. IN-KIND TRANSACTIONS. For the year ended September 30, 2000, the following Portfolios

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

realized losses from in-kind redemptions of approximately:

            Portfolio               (000)
            ---------              -------
Small Cap Value                    $(5,530)
Fixed Income                        (6,326)

J. POST OCTOBER LOSSES. Under the current tax law, certain capital and net foreign exchange losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2000, the following Portfolios may elect to defer capital losses occurring between November 1,1999 and September 30, 2000 up to the following amounts.

        Portfolio          (000)
        ---------         -------
  Value                   $56,115
  Fixed Income             64,291
  Domestic Fixed Income     3,372

K. SECURITIES LENDING. Certain Portfolios loan securities to certain brokers and receive security lending fees. Security lending fees are included in interest income in the Statement of Operations. During the year ended September 30, 2000, the following Portfolios had security lending fees totaling:

                       Fees
      Portfolio        (000)
      ---------        -----
Value                  $ 56
Mid Cap Growth            6
Fixed Income            972
Domestic Fixed           10

Portfolios that lend securities receive securities issued or guaranteed by the U.S. Government or its agencies, cash or letters of credit as collateral in an amount at least equal to 100% of the current market value of loaned securities. The value of loaned securities and related collateral outstanding at September 30, 2000, were as follows:

                    Value of
                     Loaned       Value of
                   Securities    Collateral
    Portfolio        (000)         (000)
    ---------      ----------    ----------
  Value             $107,827      $111,224
  Fixed Income       255,200       259,146
  Domestic Fixed      15,371        15,563

The market value of the loaned securities is determined at the close of business of the fund and any additional collateral is delivered to the fund on the next business day.

The Portfolios have entered into an arrangement with their custodian whereby credits realized on uninvested cash balances were used to offset a portion of each applicable portfolio's expenses. Expense offsets appearing in the Statement of Operations include custodian balance credits totaling $206,000 for the year ended September 30, 2000.

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

L. OTHER. At September 30, 2000, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios. These Portfolios and the aggregate percentage of such owners was as follows:

                                    Percentage
                                   of Ownership
                       ------------------------------------
                       Institutional   Investment   Adviser
      Portfolio            Class         Class       Class
      ---------        -------------   ----------   -------
Value                      25.9%          94.6%       85.4%
Small Cap Value              --             --        55.8
Mid Cap Growth             42.3             --        66.7
Small Cap Growth           39.1             --          --
Fixed Income                 --           43.5        67.6
Domestic Fixed Income      49.8             --       100.0

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of MAS Funds
      We have audited the accompanying statement of net assets of each of the six Portfolios of the MAS Funds listed in the accompanying table of contents (hereafter referred to as the "Funds"), including the portfolio of investments, as of September 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the periods ended prior to September 30, 2000, were audited by other auditors whose report, dated November 19, 1999, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2000, the results of its operations, the changes in its net assets and its financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 17, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

Each Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return.

                                                                   LONG-TERM
                                                              CAPITAL GAINS -- 20%
                            FUND                                     (000)
------------------------------------------------------------  --------------------
Value                                                                    $127,989
Small Cap Value                                                             9,053
Mid Cap Growth                                                             69,374
Small Cap Growth                                                              126

For the year ended September 30, 2000, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders for each Portfolio were:

                         PORTFOLIO                            AMOUNT
------------------------------------------------------------  ------
Value                                                           98.1%
Small Cap Value                                                  7.4
Mid Cap Growth                                                   1.1
Small Cap Growth                                                 0.6

For the year ended September 30, 2000*, the percentage of income earned from direct U.S. Treasury Obligations was as follows:

                                                               INCOME
                            FUND                               EARNED
------------------------------------------------------------  --------
Fixed Income                                                      18.3%
Domestic Fixed Income                                             12.6

* Amounts for the period ending December 31, 2000 will be provided with Form 1099-DIV to be mailed in January 2001.

ADDITIONAL INFORMATION: (UNAUDITED) On July 14, 2000, the Fund's Trustees, upon the recommendation of the Audit Committee, accepted the resignation of PricewaterhouseCoopers LLP ("PWC") as the Fund's independent auditors and voted to appoint Deloitte & Touche LLP for the fiscal year ending September 30, 2000. PWC's report on the Fund's financial statements for the fiscal year ending September 30, 1999, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

--------------------------------------------------------------------------------

MAS FUNDS TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

The following is a list of the Trustees and the principal officers of the Fund and a brief statement of their present positions and principal occupations:

THOMAS L. BENNETT, CFA*
Chairman of the Board of Trustees; Managing Director, Morgan Stanley & Co. Incorporated; Member of the Morgan Stanley Dean Witter Investment Management Executive Committee; Portfolio Manager and Head of Fixed Income Investment Team, Miller Anderson & Sherrerd, LLP; Trustee, Haverford School.

THOMAS P. GERRITY
Trustee; Professor of Management, Director of the Electronic Commerce Forum, and formerly Dean, Wharton School of Business, University of Pennsylvania; Director, ICG-Commerce Inc., Investor Force Holdings; Sunoco; Fannie Mae; Reliance Group Holdings; CVS Corporation; Knight-Ridder, Inc.; Internet Capital Group; formerly Director, IKON Office Solutions, Inc., Fiserv, Digital Equipment Corporation and Union Carbide Corporation.

JOSEPH P. HEALY
Trustee; Headmaster, Ethical Culture Fieldston School; Trustee, Springside School; formerly Headmaster, Haverford School; Dean, Hobart College; Associate Dean, William & Mary College.

JOSEPH J. KEARNS
Trustee; Investment Consultant; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation; formerly, CFO of The J. Paul Getty Trust.

VINCENT R. MCLEAN
Trustee; Director, Legal and General America, Inc.; Director, Banner Life Insurance Co.; Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).

C. OSCAR MORONG, JR.
Trustee; Managing Director, Morong Capital Management; Director, CitiFunds, CitiSelect Folios and related portfolios; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.; Director, The Indonesia Fund and the Landmark Funds; Director, Ministers and Missionaries Benefit Board of American Baptist Churches.

JAMES H. SCOTT, CFA*
Trustee; Principal, Morgan Stanley & Co. Incorporated; Product Specialist, Core Equity Strategy, Miller Anderson & Sherrerd, LLP; formerly Vice President, Corporate Secretary and Assistant Treasurer for Texas Utilities Company.

LORRAINE TRUTEN, CFA
President, MAS Funds; Principal, Morgan Stanley & Co. Incorporated; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President and Director, MAS Fund Distribution, Inc.

JAMES A. GALLO
Vice President and Treasurer, MAS Funds; Head of Fund Administration, Miller Anderson & Sherrerd, LLP; Vice President, Morgan Stanley & Co. Incorporated; formerly Vice President and Director of Investment Accounting, PFPC, Inc.

RICHARD J. SHOCH
Secretary, MAS Funds; Fund Administration Manager, Miller Anderson & Sherrerd, LLP; Vice President, Morgan Stanley & Co. Incorporated; formerly Counsel, Vice

President and Assistant Secretary; SEI Corporation.

*Trustees Bennett & Scott are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

 This report should be preceded or accompanied by a prospectus.

MAS Fund Distribution, Inc. serves as General Distribution Agent for MAS Funds.

Date of first use November 2000.

                                      MAS
                                      ---
                                   MAS FUNDS

                Morgan Stanley Dean Witter Investment Management
                        Miller Anderson & Sherrerd, LLP

                                One Tower Bridge
                        West Conshohocken, PA 19428-2899
Investment Adviser: (610) 940-5000  *  MAS Funds: (800) 354-8185

                               Printed in U.S.A.

                       This Report has been prepared for
                     shareholders and may be distributed to
                  others only if preceded or accompanied by a
                              current prospectus.

                                                               926-boannmas-1100